              As filed with the Securities and Exchange Commission
                               on April 28, 2000

                    Registration Nos. 33-56654 and 811-4844

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         Pre-Effective Amendment No.                                [ ]
                                      ----
         Post-Effective Amendment No.  12                           [X]
                                      ----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         Amendment No.  21                                          [X]
                       ----

                        (Check appropriate box or boxes)

             Separate Account I of Integrity Life Insurance Company
                           (Exact Name of Registrant)

                        Integrity Life Insurance Company
                               (Name of Depositor)

                  515 West Market Street, Louisville, KY 40202
         (Address of Depositor's Principal Executive Offices)   (Zip Code)
         Depositor's Telephone Number, including Area Code  (502) 582-7900
                                                            ---------------
                                 Kevin L. Howard
                        Integrity Life Insurance Company
                             515 West Market Street
                           Louisville, Kentucky 40202
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

         / /  immediately upon filing pursuant to paragraph (b) of Rule 485

        /X/   on May 1, 2000 pursuant to paragraph (b) of Rule 485

        / /   60 days after filing pursuant to paragraph (a)(1) of Rule 485

        / /   On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:


       / /   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
                               GRANDMASTER III
                       FLEXIBLE PREMIUM VARIABLE ANNUITY
                  issued by INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes a flexible premium variable annuity contract offered by Integrity Life Insurance Company, a subsidiary of The Western and Southern Life Insurance Company (W&S). The contract provides several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended (THE CODE). You may allocate contributions to different investment divisions of our Separate Account I, referred to as Variable Account Options and Fixed Accounts. Together, the Variable Account Options and Fixed Account Options are referred to as INVESTMENT OPTIONS.

Contributions you make to the Variable Account Options are invested in shares of corresponding Portfolios of the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the PORTFOLIOS OR PORTFOLIO). The Portfolios are managed by Fidelity Management & Research Company. The values allocated to the Options reflect the investment performance of the Portfolios. The prospectus for the Portfolios describes each one's investment objectives, policies and risks. There are fourteen Variable Account Options, which invest in the following Portfolios:

-     VIP Money Market Portfolio:       -     VIP II Investment Grade Bond
   Initial Class                           Portfolio: Initial Class
-     VIP High Income Portfolio:        -     VIP II Asset Manager Portfolio:
   Initial Class                           Initial Class
-     VIP Equity-Income Portfolio:      -     VIP II Index 500 Portfolio:
   Initial Class                           Initial Class
-     VIP Growth Portfolio: Initial     -     VIP II Contrafund-Registered
   Class                                   Trademark- Portfolio: Initial Class
-     VIP Overseas Portfolio: Initial   -     VIP II Asset Manager: Growth
   Class                                   Portfolio: Initial Class
-     VIP III Balanced Portfolio:       -     VIP III Growth Opportunities
   Initial Class                           Portfolio: Initial Class
-     VIP III Growth & Income           -     VIP III Mid Cap Portfolio: Service
   Portfolio: Initial Class                Class

We also offer Guaranteed Rate Options (GROS) and a Systematic Transfer Option
(STO), together referred to as FIXED ACCOUNTS. The money you contribute to a GRO grows at a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO Account can't be decreased below an amount equal to your contribution, less prior withdrawals, plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). Withdrawal charges and an annual administrative charge may apply, which may invade principal. The money you contribute to the STO grows at a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE STO INTO OTHER INVESTMENT OPTIONS WITHIN ONE YEAR OF CONTRIBUTION ON A MONTHLY OR QUARTERLY BASIS.

This prospectus contains information about the contracts that you should know before you invest. Read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current prospectus for the Portfolios, which you should also read.

For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. The express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202. You may also us at 1-800-325-8583.


A registration statement relating to the contract, which includes a Statement of Additional Information (SAI) dated May 1, 2000, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. The table of contents for the SAI is found in Appendix C.


THESE SECURITIES HAVEN'T BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

You can review and copy information about GrandMaster III at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. You may also obtain information about GrandMaster III on the SEC's Internet site at HTTP://WWW.SEC.GOV. Copies of that information are also available, after paying a duplicating fee, by electronic request to PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF OR GUARANTEED BY ANY BANK, NOR IS IT INSURED BY THE FDIC; IT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.


* NOTE: A CONTRACT ISSUED IN OREGON WILL BE A SINGLE PREMIUM VARIABLE ANNUITY RATHER THAN A FLEXIBLE PREMIUM VARIABLE ANNUITY. ALL REFERENCES TO FLEXIBLE CONTRIBUTIONS ARE SINGLE CONTRIBUTIONS FOR ANY CONTRACT ISSUED IN OREGON.


The date of this Prospectus is May 1, 2000.

                                TABLE OF CONTENTS

                                                               PAGE
GLOSSARY
PART 1 - SUMMARY

Your Variable Annuity Contract...................................1
Your Benefits....................................................1
How Your Contract is Taxed.......................................1
Your Contributions...............................................1
Your Investment Options..........................................1
Account Value, Adjusted Account Value and Cash Value ............2
Transfers........................................................2
Charges and Fees.................................................2
Withdrawals......................................................2
Your Initial Right to Revoke.....................................2
Risk/Return Summary: Investments and Risks.......................2
Table of Annual Fees and Expenses................................3
Examples.........................................................5

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

Integrity Life Insurance Company.................................6
The Separate Account and the Variable Account Options............6
Assets of Our Separate Account...................................6
Changes In How We Operate........................................6

PART 3 - YOUR INVESTMENT OPTIONS

The Portfolios ..................................................7
    The Portfolios' Investment Adviser...........................7
    Investment Objectives of the Portfolios......................7
Fixed Accounts...................................................9
    Guaranteed Rate Options......................................9
       Renewals of GRO Accounts.................................10
       Market Value Adjustments.................................10
    Systematic Transfer Option..................................11

PART 4 - DEDUCTIONS AND CHARGES

Separate Account Charges........................................11
Annual Administrative Charge....................................11
Reduction or Elimination of Separate Account or
  Administrative Charges........................................11
Portfolio Charges...............................................11
State Premium Tax Deduction.....................................11
Contingent Withdrawal Charge....................................12
Reduction or Elimination of the Contingent Withdrawal Charge....12
Transfer Charge.................................................12
Hardship Waiver.................................................12
Tax Reserve.....................................................13

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract...............................13
Your Account Value..............................................13
Units in Our Separate Account...................................13

How We Determine Unit Value.....................................14
Transfers.......................................................14
Excessive Trading...............................................15
Withdrawals.....................................................15
Assignments.....................................................15
Death Benefits and Similar Benefit Distributions................16
Annuity Benefits................................................16
Annuities.......................................................16
Annuity Payments................................................17
Timing of Payment...............................................17
How You Make Requests and Give Instructions.....................17

PART 6 - VOTING RIGHTS

Voting Rights...................................................18
How We Determine Your Voting Shares.............................18
How Portfolio Shares Are Voted..................................18
Separate Account Voting Rights..................................18

PART 7 - TAX ASPECTS OF THE CONTRACT

Introduction....................................................19
Your Contract is an Annuity.....................................19
Taxation of Annuities Generally.................................19
Distribution-at-Death Rules.....................................20
Diversification Standards.......................................20
Tax-Favored Retirement Programs.................................20
Federal and State Income Tax Withholding........................21
Impact of Taxes to Integrity....................................21
Transfers Among Investment Options..............................21

PART 8 - ADDITIONAL INFORMATION

Systematic Withdrawals..........................................21
Income Plus Withdrawal Program..................................21
Dollar Cost Averaging...........................................22
Systematic Transfer Program.....................................22
Customized Asset Rebalancing....................................22
Callan Asset Allocation and Rebalancing Program.................23
Systematic Contributions........................................23
Performance Information.........................................24

PART 9 - PRIOR CONTRACTS

Prior Contracts.................................................24

Appendix A  -  Financial Information............................30
Appendix B  -  Illustration of a Market Value Adjustment........32
Appendix C  -  SAI Table of Contents............................35

GLOSSARY

ACCOUNT VALUE - the value of your contract, which consists of the values of your Investment Options added together.

ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.

ANNUITANT - the person upon whose life an annuity benefit and death benefit are based.

BUSINESS DAY - any day that the New York Stock Exchange is open.

CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro-rata annual administrative charges that may apply.

ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.

FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.

GRO - Guaranteed Rate Options, which offer durations of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.

GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate.

GUARANTEE PERIOD - the duration of your GRO Account.

GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.

INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.

MARKET VALUE ADJUSTMENT ("MVA")- an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.

MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges), accumulated at 3% interest annually, less any administrative charges.

PORTFOLIO - an investment portfolio of a mutual fund in which the Separate Account invests its assets.

RETIREMENT DATE - All annuity benefits under your contract are calculated as of your Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.

STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within one year of your most recent STO contribution.

UNIT - a measure of your ownership interest in a variable account option.

UNIT VALUE - the value of each Unit calculated on any Business Day.

VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, other than the GROs and STO. The value of your contract will reflect the investment performance of the Variable Account Options you choose.

PART 1 - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

In this prospectus, "we," "our" and "us" mean Integrity Life Insurance Company (INTEGRITY). The terms "you" and "your" mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the owner of the contract. If the Annuitant doesn't own the contract, the owner has all of the rights under the contract until annuity payments begin. If there are joint owners, they share contract rights and they must both sign for any changes or transactions. The death of the first joint owner will determine the timing of distribution.


You can invest for retirement by buying a GrandMaster III if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. Because the premium is flexible, additional contributions can be any amount you choose, as long as they are above the minimum required contribution discussed below.



YOUR BENEFITS

Your contract has an Account Value, an annuity benefit, and a death benefit. These benefits are described in more detail below.

Your benefits under the contract may be controlled by the usual rules for taxation of annuities, including the deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part 7, "Tax Aspects of the Contract" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under certain tax-favored retirement programs, which may be subject to special eligibility and contribution rules.


HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.

YOUR CONTRIBUTIONS

The minimum initial contribution is $1,000 ($3,000 in Pennsylvania and South Carolina). Additional contributions can be as little as $100. Some tax-favored retirement plans allow smaller contributions. See
"Contributions Under Your Contract" in Part 5.

YOUR INVESTMENT OPTIONS

You may have your contributions placed in the Variable Account Options or the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and the Fixed Accounts are together referred to as the INVESTMENT OPTIONS. You may have money in as many as nine different Investment Options at any one time. See "Contributions Under Your Contract" in Part 5. To select Investment Options most suitable for you, see Part 3, "Your Investment Options."

The Variable Account Options invest in shares of investment portfolios of mutual funds. Each investment portfolio is referred to as a PORTFOLIO. The investment goal of each Variable Account Option and its corresponding Portfolio is the same. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in a GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

Your ACCOUNT VALUE consists of the value of your Fixed Accounts added to the value of your Variable Account Options. Your ADJUSTED ACCOUNT VALUE is your Account Value, as increased or decreased by any Market Value Adjustments. Your Account Value in the GROs can never be decreased below the Minimum Value. Your CASH VALUE is equal to your Adjusted Account Value, minus any contingent withdrawal charge and minus the pro-rata portion of the annual administrative charge, if it applies. See "Charges and Fees" below.

TRANSFERS

You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these in
Part 5, "Transfers." Any transfer must be at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs: (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Callan Asset Allocation and Rebalancing Program, or (iv) to transfer your STO contributions. All of these programs are discussed in Part 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer after the first twelve.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account.

A daily charge at an effective annual rate of 1.35% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than this. For more information, see Part 4, "Deductions and Charges."

Investment advisory fees and other expenses are deducted from amounts the Separate Account invests in the Portfolios. Fidelity Management and Research Company receives investment management fees from the Portfolios based on the average net assets of each Portfolio. Advisory fees can't be increased without the consent of shareholders. See "Table of Annual Fees and Expenses" below and "The Portfolios' Investment Adviser" in Part 3.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be at least $300. You may withdraw up to 10% of your Account Value each contract year without paying withdrawal charges. After the first 10%, there may be a charge for withdrawals you make, based upon the length of time your money has been in your account. See "Contingent Withdrawal Charge" in Part 4.

YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in certain states. If you cancel your contract, we'll return your Account Value, which may be more or less than your initial contribution. If your state requires, we'll return all of your contributions without any adjustment. We'll return the amount of any contribution to the Guaranteed Rate Options upon cancellation.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the GrandMaster III Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

For a complete discussion of the risks associated with an investment in any particular Variable Account Option, see the prospectus of the corresponding Portfolio.





TABLE OF ANNUAL FEES AND EXPENSES
Owner Transaction Expenses
--------------------------

    Sales Load on Purchases................................................$0
    Deferred Sales Load (as a percentage of contributions)(1)......8% Maximum
    Exchange Fee(2)........................................................$0

Annual Administrative Charge
----------------------------

    Annual Administrative Charge*....................................... $30
      * This charge applies only if the Account Value is less than
      $50,000 at the end of any contract year prior to your Retirement
      Date. See "Annual Administrative Charge" in Part 4.

Separate Account Annual Expenses
(as a percentage of separate account value)(3)
----------------------------------------------

    Mortality and Expense Risk Fees...............................  1.20%
    Administrative Expenses.......................................   .15%
                                                                   ------
    Total Separate Account Annual Expenses........................  1.35%
                                                                   ======

Portfolio Annual Expenses After Reimbursement
(As a Percentage of Average Net Assets)
-------------------------------------

                                                         Management           Other            Total Annual
Portfolio                                                   Fees            Expenses            Expenses
---------                                                   ----            --------            --------
 VIP Money Market: Initial Class.................           .18%                .09%              .27%
 VIP High Income: Initial Class..................           .58%                .11%              .69%
 VIP Equity-Income: Initial Class................           .48%                .08%              .56%(4)
 VIP Growth: Initial Class.......................           .58%                .07%              .65%(4)
 VIP Overseas: Initial Class.....................           .73%                .14%              .87%(4)
 VIP II Investment Grade Bond: Initial Class.....           .43%                .11%              .54%
 VIP II Asset Manager: Initial Class.............           .53%                .09%              .62%(4)
 VIP II Index 500: Initial Class.................           .24%                .04%              .28%(5)
 VIP II Contrafund -Registered Trademark-:
   Initial Class ................................           .58%                .07%              .65%(4)
 VIP II Asset Manager: Growth: Initial Class.....           .58%                .12%              .70%(4)
 VIP III Balanced: Initial Class.................           .43%                .12%              .55%(4)
 VIP III Growth Opportunities: Initial Class.....           .58%                .10%              .68%(4)
 VIP III Growth & Income: Initial Class..........           .48%                .11%              .59%(4)
 VIP III Mid Cap Portfolio: Service Class........           .57%                .50%             1.07%(6)(7)

-------------------------

1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part 4. You have a free withdrawal of up to 10% of the Account Value in any contract year.

2) After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.

3)  See "Deductions and Charges - Separate Account Charges" in Part 4.

4) A portion of the brokerage commissions that certain Portfolios pay was used to reduce Portfolio expenses. In addition, through arrangements with certain Portfolios, or through Fidelity Research & Management (FMR) on behalf of certain Portfolio's custodians, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable Portfolio's expenses. Without these reductions, the Total Annual Expenses presented above would have been .57% for VIP Equity-Income Portfolio, .66% for VIP Growth Portfolio, .91% for VIP Overseas Portfolio, .63% for VIP II Asset Manager Portfolio, .67% for VIP II Contrafund-Registered Trademark-Portfolio, .71% for VIP II Asset Manager: Growth Portfolio, .57% for VIP III Balanced Portfolio, .69% for VIP III Growth Opportunities Portfolio, .60% for VIP III Growth & Income Portfolio.


5) FMR agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the Other Expenses for the Portfolio would have been .10% and the Total Annual Expenses would have been .34%.


6) The Other Expenses for the VIP III Mid Cap Portfolio reflect the payment of .10% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Fund.


7) FMR agreed to reimburse a portion of VIP III Mid Cap Portfolio's expenses during the period. Without this reimbursement, the Other Expenses for the Portfolio would have been 2.84% (including the payment of .10% pursuant to the Rule 12b-1 Plan), and the Total Annual Expenses would have been 3.41%.

EXAMPLES

The examples below show the expenses on a $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.


EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE PERIOD SHOWN:

Portfolio                                           1 year            3 years           5 years          10 years
---------                                           ------            -------           --------        ---------
VIP Money Market: Initial Class.................    $ 97.35           $113.67           $132.28          $199.81
VIP High Income: Initial Class..................    $101.65           $126.72           $154.25          $244.80
VIP Equity-Income: Initial Class................    $100.32           $122.70           $147.49          $231.08
VIP Growth: Initial Class.......................    $101.24           $125.48           $152.18          $240.59
VIP Overseas: Initial Class.....................    $103.50           $132.28           $163.55          $263.50
VIP II Investment Grade Bond: Initial Class.....    $100.12           $122.07           $146.45          $228.95
VIP II Asset Manager: Initial Class.............    $100.94           $124.56           $150.62          $237.43
VIP II Index 500: Initial Class.................    $ 97.45           $113.98           $132.81          $200.91
VIP II Contrafund-Registered Trademark-:
  Initial Class ................................    $101.24           $125.48           $152.18          $240.59
VIP II Asset Manager: Growth: Initial Class.....    $101.76           $127.03           $154.77          $245.84
VIP III Balanced: Initial Class.................    $100.22           $122.39           $146.97          $230.01
VIP III Growth Opportunities: Initial Class.....    $101.55           $126.41           $153.73          $243.75
VIP III Growth & Income: Initial Class..........    $100.63           $123.63           $149.06          $234.26
VIP III Mid Cap: Service Class..................    $105.55           $138.43           $173.79          $283.88


EXPENSES PER $1,000 INVESTMENT IF YOU ELECT TO ANNUITIZE OR DON'T SURRENDER YOUR
CONTRACT AT THE END OF THE PERIOD SHOWN:

Portfolio                                            1 Year           3 Years          5 Years          10 Years
---------                                            ------           -------          -------          --------
VIP Money Market: Initial Class.................     $17.35            $53.67           $ 92.28          $199.81
VIP High Income: Initial Class..................     $21.65            $66.72           $114.25          $244.80
VIP Equity-Income: Initial Class................     $20.32            $62.70           $107.49          $231.08
VIP Growth: Initial Class.......................     $21.24            $65.48           $112.18          $240.59
VIP Overseas: Initial Class.....................     $23.50            $72.28           $123.55          $263.50
VIP II Investment Grade Bond: Initial Class.....     $20.12            $62.07           $106.45          $228.95
VIP II Asset Manager: Initial Class.............     $20.94            $64.56           $110.62          $237.43
VIP II Index 500: Initial Class.................     $17.45            $53.98           $ 92.81          $200.91
VIP II Contrafund-Registered Trademark-:
  Initial Class ................................     $21.24            $65.48           $112.18          $240.59
VIP II Asset Manager: Growth: Initial Class.....     $21.76            $67.03           $114.77          $245.84
VIP III Balanced: Initial Class.................     $20.22            $62.39           $106.97          $230.01
VIP III Growth Opportunities: Initial Class.....     $21.55            $66.41           $113.73          $243.75
VIP III Growth & Income: Initial Class..........     $20.63            $63.63           $109.06          $234.26
VIP III Mid Cap: Service Class..................     $25.55            $78.43           $133.79          $283.88


These examples assume that all of the fixed charges of the Separate Account and of the investment advisory fees and other expenses of the Portfolios will continue as they were for their most recent fiscal year or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO EXPENSES MAY BE MORE OR LESS. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. This per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The table and examples above are to help you understand the various costs and expenses that apply to your contract. These tables show expenses of the Separate Account as well as those of the Portfolios. Premium taxes may also apply when you receive a payout of your contributions.

CONDENSED FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNT IS PROVIDED IN APPENDIX A.

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive office is in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 47 states and the District of Columbia. We sell flexible premium annuities with underlying investment options other than the Portfolios, fixed single premium annuities, and flexible premium annuities offering both traditional fixed guaranteed interest rates and fixed equity indexed options. Integrity is a subsidiary of W&S, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.

THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS

The Separate Account was established in 1986, and is maintained under the insurance laws of the State of Ohio. It is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (the SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio. We may establish additional Options from time to time. The Variable Account Options currently available to you are listed in Part 3, "Your Investment Options." Prior to September 3, 1991, the Portfolios invested in shares of corresponding portfolios of Prism Investment Trust.

ASSETS OF OUR SEPARATE ACCOUNT

Under Ohio law, we own the assets of our Separate Account and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Account in proportion to the amounts in their contracts. We can't use the Separate Account's assets supporting the variable portion of these variable contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Account, and in that way, we can participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We can change how we or our Separate Account operate, subject to your approval when required by the Investment Company Act of 1940 ("1940 ACT") or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. We may:
 - add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;
 - register or end the registration of the Separate Account under the 1940
   Act;
 - operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);

 - restrict or eliminate any voting rights of owners or others who have voting rights that affect our Separate Account;

 - cause one or more Option(s) to invest in a mutual fund other than or in addition to the Portfolios;
 - operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

PART 3 - YOUR INVESTMENT OPTIONS

THE PORTFOLIOS

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. The Portfolios' investment advisor may compensate us for providing administrative services in connection with the Portfolios. This compensation is paid from the investment advisor's assets. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-325-8583.

Each of the Portfolios is an open-end diversified management investment company registered with the SEC.

The Portfolios serve as investment vehicles for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios are currently available to the separate accounts of a number of insurance companies, both affiliated and unaffiliated with FMR or Integrity. The Board of Trustees of each of the Portfolios is responsible for monitoring the Fund for any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Portfolio and determining what action, if any, should be taken in response. If we believe that a Portfolio's response to any of those events doesn't adequately protect our contract owners, we'll see to it that appropriate and available action is taken. See the Portfolios' prospectus for a further discussion of the risks associated with the offering of shares to our Separate Account and the separate accounts of other insurance companies.

THE PORTFOLIOS' INVESTMENT ADVISER. Fidelity Management & Research Company (FMR) is a registered investment adviser under the Investment Advisers Act of 1940. It serves as the investment adviser to each Portfolio. Bankers Trust Company ("BT") is the VIP II Index 500 Portfolio's sub-adviser. BT, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

                          VIP MONEY MARKET PORTFOLIO

VIP Money Market Portfolio seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

                          VIP HIGH INCOME PORTFOLIO

VIP High Income Portfolio seeks a high current income, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

                         VIP EQUITY-INCOME PORTFOLIO

VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.

                             VIP GROWTH PORTFOLIO

VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

                            VIP OVERSEAS PORTFOLIO

VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.

                    VIP II INVESTMENT GRADE BOND PORTFOLIO

VIP II Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.

                        VIP II ASSET MANAGER PORTFOLIO

VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.

                          VIP II INDEX 500 PORTFOLIO

VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

                VIP II CONTRAFUND-Registered Trademark- Portfolio

VIP II Contrafund-Registered Trademark- Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

                    VIP II ASSET MANAGER: GROWTH PORTFOLIO

VIP II Asset Manager: Growth Portfolio is an asset allocation fund that seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix, which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:

                                Range            Neutral Mix
                                -----            -----------
        Stock Class             50-100%               70%
        Bond Class                0-50%               25%
        Short-Term/
        Money Market Class        0-50%                5%

                    VIP III GROWTH OPPORTUNITIES PORTFOLIO

VIP III Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds, which may be lower-quality debt securities.

                          VIP III BALANCED PORTFOLIO

VIP III Balanced Portfolio seeks both income and growth of capital by investing approximately 65% of assets in stocks and other equity securities, and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral.

                      VIP III GROWTH & INCOME PORTFOLIO

VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

                          VIP III MID CAP PORTFOLIO

FMR normally invests the VIP III Mid Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

FIXED ACCOUNTS

FOR VARIOUS LEGAL REASONS, INTERESTS IN CONTRACTS ATTRIBUTABLE TO FIXED ACCOUNTS HAVEN'T BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), OR THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). THUS, NEITHER THESE CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

GUARANTEED RATE OPTIONS

We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select. The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO are placed in a non-unitized separate account. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate.

We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

The ten-year GRO isn't available in Oregon.

ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Account expires. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. You will receive the Guaranteed Interest Rate that is in effect on that date. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest available duration. For example, if your expiring GRO Account was for 10 years and when it expires, we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. If you want something different, you can tell us within 30 days before the GRO Account expires. You can't choose, and we won't renew a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Guarantee Period. In addition, we won't make a Market Value Adjustment for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contribution to the GRO Account, less previous withdrawals from the GRO Account and less any applicable contingent withdrawal and administrative charges, plus 3% interest compounded annually. Withdrawal charges and the administrative expense charge can invade the Minimum Value.

The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

                              N/12                 N/12
   MVA =  GRO Value x [(1 + A)     /(1 + B + .0025)    - 1],  where

   A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

   B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

   N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account will be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then to determine B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, using a formula when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix B.

SYSTEMATIC TRANSFER OPTION

We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You MUST transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers will be made automatically in approximately equal quarterly or monthly installments of not less than $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than 3%. See "Systematic Transfer Program" in Part 8 for details on this program. This option may not be available in some states.

PART 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

Integrity deducts a daily expense amount from the Unit Value equal to an effective annual rate of 1.35% of your Account Value in the Variable Account Options. We can't increase this daily expense rate without your consent. Of the 1.35% total charge, .15% is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. We deduct the remaining 1.20% for assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk Integrity takes that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charge may be changed, but the total 1.20% effective annual risk charge can't be increased.

Integrity may realize a gain from these daily charges if they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, we charge an annual administrative charge of $30. This charge is deducted pro-rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of Units we credit to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization, or contract termination during a contract year.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group and the amount of the contributions.

We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

PORTFOLIO CHARGES

The Separate Account buys shares of the Portfolios at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without the approval of the shareholders.

STATE PREMIUM TAX DEDUCTION

Integrity won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for an annuity benefit. State premium taxes currently range up to 4%.

CONTINGENT WITHDRAWAL CHARGE

We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 8%. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal- that is, the number of years that have passed since each contribution was made. The maximum of 8% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don't deduct withdrawal charges when you withdraw contributions made more than seven years prior to your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't considered in the withdrawal charge calculation. For partial withdrawals, the total amount deducted from your Account will include the withdrawal amount requested, any Market Value Adjustment that applies, and any withdrawal charges that apply, so that the net amount you receive will be the amount you requested.

You may take up to 10% of your account value each year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one year, you can't add it to the next year's free withdrawal. If you aren't 59 1/2 , federal tax penalties may apply.

               Contribution Year in Which                      Charge as a % of the
               Withdrawn Contribution Was Made                 Contribution Withdrawn
               -------------------------------                 ----------------------
                     Current.............................        8%
                     First Prior.........................        7
                     Second Prior........................        6
                     Third Prior.........................        5
                     Fourth Prior........................        4
                     Fifth Prior.........................        3
                     Sixth Prior ........................        2
                     Seventh Prior and Earlier...........        0

We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from Integrity either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies. See "Death Benefits and Similar Benefit Distributions" in Part 5.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group and the amount of the contribution or whether there is some relationship with Integrity. Examples of these relationships would include being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts issued by Integrity, or making transfers of amounts held under qualified plans sponsored by Integrity or an affiliate. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Asset Allocation and Rebalancing, or (iv) systematic transfers from the STO, nor do these transfers count toward the twelve free transfers you may make in a contract year.

HARDSHIP WAIVER

We can waive withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We can also waive the Market Value Adjustment on any amounts withdrawn from the GRO

Accounts. Hardship circumstances include the owner's (1) confinement to a nursing home, hospital or long term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and (3) unemployment. We can require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment performance of the Variable Account Options.

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000 ($3,000 in Pennsylvania and South Carolina). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs.
See "Tax-Favored Retirement Programs" in the SAI.

We may limit the total contributions under a contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.


Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED (as defined below) both the contribution and instructions for allocation among the Investment Options at our Administrative Office, PROVIDED THAT AT ANY TIME YOU MAY NOT HAVE AMOUNTS IN MORE THAN NINE INVESTMENT OPTIONS. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office.


You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change you want to make, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. We can also accept changes by telephone transfer. See "Transfers" in Part 5.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions made to the Variable Account Options isn't guaranteed. The value of your contributions made to Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part 3.

UNITS IN OUR SEPARATE ACCOUNT

Allocations to the Variable Account Options are used to purchase Units. On any given day, the value you have in a Variable Account Option is the Unit Value multiplied by the number of Units credited to you in that Option. The Units of each Variable Account Option have different Unit Values.

The number of Units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's Unit Value, calculated as of the close of business that day. The number of Units for a Variable Account Option at any time is the number of Units purchased less the number of Units redeemed. The value of Units fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as their expenses. The Unit Values also change because of deductions and charges we make to our Separate Account. The number of Units credited to you, however, won't vary because of changes in Unit Values. Units of a Variable Account Option are purchased when you make new contributions or transfer contributions you made to a different Option into that Option. Units are redeemed when you make withdrawals or transfer amounts out of a Variable Account Option into a different Option. We also redeem Units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.

HOW WE DETERMINE UNIT VALUE

We determine Unit Values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day. The Unit Value of each Variable Account Option for any Business Day is equal to the Unit Value for the previous Business Day multiplied by the net investment factor for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option as follows:

  - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

  - Next, we add any dividends or capital gains distributions by the Portfolio on that day.

  - Then we charge or credit for any taxes or amounts set aside as a reserve for taxes.


  - Then we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a Unit Value was determined (after giving effect to any transactions on that day).


  - Finally, we subtract a daily asset charge for each calendar day since the last day on which a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is equal to an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk we assume under the contract.


Generally, this means that we adjust Unit Values to reflect what happens to the Portfolios and for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to Integrity's transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (i.e. to a GRO you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Transfers you make from a GRO Account, except within 30 days before your GRO Account expires, are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, Callan Asset Allocation and Rebalancing Program or systematic transfer programs, described in Part 8.

You may request a transfer by writing to our Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you have established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information. We aren't responsible for any fraudulent telephone transfers that we believe to be genuine in accordance with these procedures. You bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day our Administrative Office receives it. A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' Unit Values as of the close of business on the day you call. Transfer requests received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using Unit Values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed no later than the next Business Day after our Administrative Office receives the requests.

EXCESSIVE TRADING

We reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if we believe in our sole discretion that (a) excessive trading by the owner or owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds; or (b) we are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of affected underlying mutual funds. We also have the right, which may be exercised in our sole discretion, to prohibit transfers occurring on consecutive Business Days.


We will notify you or your designated representative if your requested transfer is not made. Current SEC rules preclude us from processing your request at a later date if it is not made when initially requested. ACCORDINGLY, YOU WILL NEED TO SUBMIT A NEW TRANSFER REQUEST IN ORDER TO MAKE A TRANSFER THAT WAS NOT MADE BECAUSE OF THESE LIMITATIONS.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be for at least $300. The money will be taken from your Investment Options, pro-rata, in the same proportion that their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years of your contract, there is a contingent withdrawal charge for any withdrawals other than your free withdrawals. The charge starts at 8% and decreases depending on the age of your account. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived.


When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored plan, the plan may limit your withdrawals. See "Tax Aspects of the Contract" in Part 7. Residents of Pennsylvania and South Carolina are required to keep at least $3,000 in their Accounts.

ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part 7, "Tax Aspects of the Contract." We won't be bound by an assignment unless it is in writing and our Administrative Office has received it in a form acceptable to us.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the Contract's 10th anniversary date, if later), the death benefit is the Account Value at the end of the Business Day when we receive proof of death. Similarly, if the contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the Account Value at the end of the Business Day when we receive proof of death.

For Contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the Contract's 10th anniversary date, if later) before annuity payments have started, the death benefit is the highest of:

    (a) your highest Account Value on any contract anniversary before age 81, plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);

    (b) total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); and

    (c) your crrent Account Value.

The reductions in the death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro-rata basis with respect to Account Value at the time of withdrawal.

Death benefits and benefit distributions required because of a separate owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.


The owner selects the beneficiary of the death benefit. An owner may change beneficiaries by sending the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

The maximum issue age for the Annuitant is 85 years old.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 98th birthday or earlier, if required by law. Contract terms that apply to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit will be the Adjusted Account Value, less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied instead if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment without a withdrawal charge applying.

ANNUITIES

Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.

If you haven't already selected a form of annuity, within six months prior to your Retirement Date we'll send you a notice form. You can tell us on the form the type of annuity you want or confirm to us that we're to provide the normal form of annuity, which is the LIFE AND TEN YEARS CERTAIN ANNUITY. However, if we don't receive a completed form from you on or before your Retirement Date, we'll extend the Retirement Date until we receive your written instructions at our Administrative Office. During this extension, the values under your contract in the various Investment Options will remain invested in those options and amounts remaining in Variable Account Options will continue to be subject to the associated investment risks. However, your Retirement Date can't be extended beyond your 98th birthday or earlier, if required by law. You'll receive a lump sum benefit if you don't make an election by then.

We currently offer the following types of annuities:

A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our general account.

A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period you select when you select the type of annuity you want. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant or the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.

ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our annuity rates then in effect would yield a larger payment, those rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those that would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after we receive the required form at our Administrative Office. We can defer our action, however, for any period during which:

(1) the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or

(3) the SEC, by order, permits us to defer action in order to protect persons with interests in the Separate Account. We can defer payment of your Fixed Accounts for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the cover page of this prospectus. We can't honor your requests unless they are in proper and complete form. Whenever possible, use one of our printed forms, which you can get from our Administrative Office.

PART 6 - VOTING RIGHTS

VOTING RIGHTS

Integrity is the legal owner of the shares of the Portfolios held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Portfolios' Boards of Directors, to ratify the selection of independent auditors for the Portfolios, and on any other matters described in the Portfolios' current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.

If we don't receive instructions in time from all owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we aren't responsible for any failure by your employer to ask for your instructions or to tell us what your instructions are. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportion that other owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Portfolios in our own right or to restrict owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You vote only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Portfolios' Boards for the shareholders' meeting. We count fractional shares. The record date for this purpose can't be more than 60 days before the shareholders' meeting. After annuity payments have begun, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW PORTFOLIO SHARES ARE VOTED

All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. If shares of the Portfolios are sold to separate accounts of other insurance companies, the shares voted by those companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by Integrity from its owners.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by owners.

PART 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the owner, Annuitant, and the beneficiary or other payee may depend on Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.


The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We cannot guarantee that the IRS or the courts will not change their views on the treatment of these contracts. Future legislation may affect annuity contracts adversely. Moreover, we have not attempted to consider any applicable state or other tax laws. Because of the complexity of the tax laws and the fact that tax results will vary according to the particular circumstances, any one considering buying a contract, or selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars. Earnings under the contract will not generally be taxed until you make a withdrawal. An individual (or employer) may also purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, an individual (or employer) may buy the Annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (NONQUALIFIED ANNUITY), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under the federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) will not be taxed when you receive those amounts back in a distribution. Also, an owner is not generally taxed on the annuity's earnings until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in its value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.


You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code states that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, isn't taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were rolled over to the contract in a tax-free exchange.


If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is determined using a ratio of the owner's investment to his or her expected return under the contract (exclusion Ratio). The rest of each payment will be ordinary income. That means that part of your payment is tax-free and part of it is taxable. When all of these tax-free portions add up to your investment in the annuity, future payments are entirely ordinary income. If the

Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, you may be subject to a tax penalty of 10% on the taxable portion of a distribution unless it is:

(1)  on or after the date on which the taxpayer attains age 59 1/2;
(2)  as a result of the owner's death;
(3) part of a series of substantially equal periodic payments (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;
(4)  a result of the taxpayer becoming disabled within the meaning of Code
     Section 72(m)(7);
(5)  from certain qualified plans (note, however, other penalties may apply);
(6)  under a qualified funding asset (as defined in Section 130(d) of the Code);
(7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;
(8)  under an immediate annuity as defined in Code Section 72(u)(4);
(9)  for the purchase of a first home (distribution up to $10,000);
(10) for certain higher education expenses; or
(11) to cover certain deductible medical expenses.

Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Part 5.

All annuity contracts issued by Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, to be treated as an annuity, a contract must provide the following distribution rules: (a) if any owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years. However, any interest that is payable to a beneficiary may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions begin within one year after the owner's death. If the beneficiary is the owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the owner.

DIVERSIFICATION STANDARDS

Integrity manages the investments in the annuities under Section 817(h) of the Code to ensure that they will be taxed as described above.

TAX-FAVORED RETIREMENT PROGRAMS

An owner can use this annuity with certain types of retirement plans that receive favorable tax treatment under the Code. Numerous tax rules apply to the participants in qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Special rules also apply to the time at which distributions must begin and the form in which the distributions must be paid. THE SAI CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON INTEGRITY

The contracts allow Integrity to charge the Separate Account for taxes. Integrity can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

PART 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina are required to keep a $3,000 minimum account balance. You may also specify an account for direct deposit of your systematic withdrawals. To enroll in our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one Business Day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your Account to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.


Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't deduct a contingent withdrawal charge and no Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWAL AND TO INCOME TAXATION. See
Part 7, "Tax Aspects of the Contract."

INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy, from your contract prior to your reaching age 59 1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Part 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:


-   the date you reach age 59 1/2;  or
-   five years from the date of the first distribution.


If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions before you reached age 59 1/2 made under the Income Plus Withdrawal Program plus interest.

You can choose the Income Plus Withdrawal Program any time before you reach age 59 1/2. You can elect this option by sending the election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your withdrawals.


To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one Business Day after we receive your form. You may end your participation in the program upon seven Business Day's prior written notice, and we may terminate or change the Income Plus Withdrawal Program at any time. If on any withdrawal date you don't have enough money in your Accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option or Asset Allocation and Rebalancing Program.

If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which we transfer contributions that you have made to the VIP Money Market Option on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards your twelve free transfers.

To enroll in our dollar cost averaging program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the dollar cost averaging program at any time. If you don't have enough money in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.

SYSTEMATIC TRANSFER PROGRAM

We also offer a systematic transfer program under which contributions to the STO are automatically transferred on a monthly or quarterly basis to one or more other Investment Options that you select. We'll transfer your STO contributions in equal installments of not less than $1,000 over a one-year period. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro-rata basis and your enrollment in the program will be ended. Any money remaining in the STO at the end of the year during which transfers are required to be made will be transferred on a pro-rata basis at the end of that year to the Options you have chosen for this program. We won't charge a transfer charge for transfers under our systematic transfer program, and these transfers won't count towards your twelve free transfers.

To enroll in our systematic transfer program, send the appropriate form to our Administrative Office. We can terminate the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be currently available in some states.

CUSTOMIZED ASSET REBALANCING

We offer a Customized Asset Rebalancing program that allows you to determine how often rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will automatically be rebalanced by transfers among your Investment Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. We won't charge a transfer charge for transfers under our Customized Asset Rebalancing program, and they won't count towards your twelve free transfers.

Fixed Accounts aren't eligible for the Customized Asset Rebalancing program.

To enroll in our Customized Asset Rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the Customized Asset Rebalancing program at any time.

CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM

We offer an Asset Allocation and Rebalancing Program developed in consultation with Callan Associates. Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.

You may select one of five proposed Asset Allocation Rebalancing Models:
Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. The contributions you are making will initially be allocated among the Options established for each Model. If we change the Model, your account values will be automatically reallocated accordingly unless you have terminated your participation. You and your financial representative also have the option to design a program that is tailored to your specific retirement needs.

When you select this program, your account values will be allocated and your variable portfolios will automatically be rebalanced at least annually. The program automatically applies to all contributions made to your annuity contract while you are still participating. You will receive a confirmation notice after each rebalancing. We won't charge a transfer charge for transfers made under the Asset Allocation and Rebalancing Program. These transfers won't count toward your twelve free transfers.

In each Asset Allocation Rebalancing Model, a part of each contribution is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO won't be reallocated or rebalanced while you are participating in a specific Model. You may cancel or change the Model you have selected at any time. If you withdraw or transfer your GRO funds, they may be subject to a Market Value Adjustment that may increase or decrease your account value.

To enroll in the Asset Allocation and Rebalancing Program, complete the appropriate form and send it to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. If, after selecting one of the five models, you request a transaction that results in a reallocation outside one of the Models, your participation in the Model program automatically ends. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. This program isn't available with the Customized Asset Rebalancing program. We can terminate or change this program in whole or in part, or restrict contributions to the program. This program may not be available in all states.

You may terminate participation in this program upon one day's prior written notice.

SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon 30 days' prior written notice. We may terminate your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month.

PERFORMANCE INFORMATION

Performance data for the Variable Account Options, including the yield and effective yield of the VIP Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. This performance data is based only the performance of a hypothetical investment in that Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time frame. It shouldn't be considered as a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return information reflects changes in Portfolio share price, the automatic reinvestment of all distributions and the deduction of contract charges and expenses that may apply, including any contingent withdrawal charge that would apply if an owner surrendered the contract at the end of the period shown. Total returns also may be shown that don't take into account the contingent withdrawal charge or the annual administrative charge that is applied when the Account Value is less than $50,000 at the end of the contract year.

CUMULATIVE TOTAL RETURNS show an Investment Option's performance over a specific period of time, usually several years. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.

Some Investment Options may also advertise YIELD, which shows the income generated by an investment in that particular Option over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses or the contingent withdrawal charge that may apply if you withdraw your money at the end of the hypothetical period.

The VIP Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in that Option over a specified seven-day period. Effective yield is calculated in a similar manner except that it assumes that the income earned is reinvested, and the income on the reinvested amount is included. The VIP II Investment Grade Bond and VIP High Income Option may advertise a 30-day yield which reflects the income generated by an investment in that Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the Statement of Additional Information.

PART 9 - PRIOR CONTRACTS

DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997 (IDENTIFIED UNDER GRANDMASTER II MARKETING NAME)

This section shows the Death Benefit information for contracts issued before January 1, 1997. It may be different from other provisions in this prospectus.

For contracts issued before January 1, 1995, the amount of the death benefit is the greatest of:

-   your Adjusted Account Value
- the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals
-   your total contributions less the sum of withdrawals.

For contracts issued during 1995, the amount of the death benefit is the greatest of:

-   your Adjusted Account Value
- the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
-   your total contributions less the sum of withdrawals

For contracts issued during 1996, the amount of the death benefit is the greatest of:

-   your Account Value
- the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
-   your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments that apply to those withdrawals and reduce the death benefit on a pro rata basis.

FOR CONTRACTS ISSUED BEFORE FEBRUARY 15, 1997 (IDENTIFIED UNDER GRANDMASTER II MARKETING NAME) (2/27/97 IN WASHINGTON, 5/30/97 IN PENNSYLVANIA, 7/7/97 IN MARYLAND, 10/16/97 IN OREGON) THE FOLLOWING RULES APPLY EVEN IF THEY ARE DIFFERENT FROM OTHER PROVISIONS IN THIS PROSPECTUS:

CONTINGENT WITHDRAWAL CHARGE

There is a withdrawal charge of up to 7% on all contributions withdrawn. As shown below, this charge varies, depending upon the "age" of the contributions included in the withdrawal, that is, how long ago you made your contributions. The maximum of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount won't be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

No charge will be applied to your partial withdrawals that don't exceed the free withdrawal amount in any contract year. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during that year, plus withdrawals made during that year. We'll deduct contingent withdrawal charges for any partial withdrawal amount that is over the free withdrawal amount. The contingent withdrawal charge is a sales charge to help pay our costs of selling and promoting the contracts. We don't expect revenues from contingent withdrawal charges to cover all of those costs. Any shortfall will be made up from our General Account assets, which may include profits from other charges under the contracts.

         Contribution Year in Which                      Charge as a % of the
         Withdrawn Contribution Was Made                 Contribution Withdrawn
         -------------------------------                 ----------------------
                  Current.............................        7%
                  First Prior.........................        6
                  Second Prior........................        5
                  Third Prior.........................        4
                  Fourth Prior........................        3
                  Fifth Prior.........................        2
                  Sixth Prior and Earlier.............        0

  We won't deduct a contingent withdrawal charge if the Annuitant uses the withdrawal to buy from us either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

RETIREMENT DATE

The Retirement Date will be the date you specify, but no later than your 85th birthday or the 10th Contract Anniversary, whichever is later.

TABLE OF ANNUAL FEES AND EXPENSES FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997.

Owner Transaction Expenses
--------------------------

    Sales Load on Purchases............................................  $0
    Deferred Sales Load (1)....................................  7% Maximum
    Exchange Fee (2)...................................................  $0

Annual Administrative Charge
----------------------------

    Annual Administrative Charge* ...................................   $30

        * This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Annual Administrative Charge" in Part 4.

Separate Account Annual Expenses (as a
percentage of separate account value)(3)
----------------------------------------

    Mortality and Expense Risk Fees.................................  1.20%
    Administrative Expenses.........................................   .15%
                                                                      -----
    Total Separate Account Annual Expenses..........................  1.35%
                                                                      =====


Portfolio Annual Expenses After Reimbursement
(As a percentage of average net assets)
--------------------------------------
                                                        Management             Other           Total Annual
Portfolio                                                  Fees              Expenses            Expenses
---------                                                  ----              --------            --------
 VIP Money Market: Initial Class.................           .18%                .09%              .27%
 VIP High Income: Initial Class..................           .58%                .11%              .69%
 VIP Equity-Income: Initial Class................           .48%                .08%              .56%(4)
 VIP Growth: Initial Class.......................           .58%                .07%              .65%(4)
 VIP Overseas: Initial Class.....................           .73%                .14%              .87%(4)
 VIP II Investment Grade Bond: Initial Class.....           .43%                .11%              .54%
 VIP II Asset Manager: Initial Class.............           .53%                .09%              .62%(4)
 VIP II Index 500: Initial Class.................           .24%                .04%              .28%(5)
 VIP II Contrafund-Registered Trademark-:
   Initial Class ................................           .58%                .07%              .65%(4)
 VIP II Asset Manager: Growth: Initial Class.....           .58%                .12%              .70%(4)
 VIP III Balanced: Initial Class.................           .43%                .12%              .55%(4)
 VIP III Growth Opportunities: Initial Class.....           .58%                .10%              .68%(4)
 VIP III Growth & Income: Initial Class..........           .48%                .11%              .59%(4)
 VIP III Mid Cap Portfolio: Service Class........           .57%                .50%             1.07%(6)(7)

-------------------------

1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part 4. You have a free withdrawal of up to 10% of the Account Value in any contract year.

2) After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.

3)  See "Deductions and Charges - Separate Account Charges" in Part 4.

4) A portion of the brokerage commissions that certain Portfolios pay was used to reduce Portfolio expenses. In addition, through arrangements with certain Portfolios, or through Fidelity Research & Management (FMR) on behalf of certain Portfolio's custodians, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable Portfolio's expenses. Without these reductions, the Total Annual Expenses presented above would have been .57% for VIP Equity-Income Portfolio, .66% for VIP Growth Portfolio, .91% for VIP Overseas Portfolio, .63% for VIP II Asset Manager Portfolio, .67% for VIP II Contrafund-Registered Trademark-Portfolio, .71% for VIP II Asset Manager: Growth Portfolio, .57% for VIP III Balanced Portfolio, .69% for VIP III Growth Opportunities Portfolio, .60% for VIP III Growth & Income Portfolio.

5) FMR agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the Other Expenses for the Portfolio would have been .10% and the Total Annual Expenses would have been .34%.

6) The Other Expenses for the VIP III Mid Cap Portfolio reflect the payment of .10% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Fund.

7) FMR agreed to reimburse a portion of VIP III Mid Cap Portfolio's expenses during the period. Without this reimbursement, the Other Expenses for the Portfolio would have been 2.84% (including the payment of .10% pursuant to the Rule 12b-1 Plan), and the Total Annual Expenses would have been 3.41%.

EXAMPLES

The examples below show the expenses on a $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.


EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

Portfolio                                            1 year           3 years           5 years         10 years
---------                                            ------           -------           -------         --------
VIP Money Market: Initial Class.................   $  87.35           $103.67           $122.28          $199.81
VIP High Income: Initial Class..................   $  91.65           $116.72           $144.25          $244.80
VIP Equity-Income: Initial Class................   $  90.32           $112.70           $137.49          $231.08
VIP Growth: Initial Class.......................   $  91.24           $115.48           $142.18          $240.59
VIP Overseas: Initial Class.....................   $  93.50           $122.28           $153.55          $263.50
VIP II Investment Grade Bond: Initial Class.....   $  90.12           $112.07           $136.45          $228.95
VIP II Asset Manager: Initial Class.............   $  90.94           $114.56           $140.62          $237.43
VIP II Index 500: Initial Class.................   $  87.45           $103.98           $122.81          $200.91
VIP II Contrafund-Registered Trademark-:
   Initial Class ...............................   $  91.24           $115.48           $142.18          $240.59
VIP II Asset Manager: Growth: Initial Class.....   $  91.76           $117.03           $144.77          $245.84
VIP III Balanced: Initial Class.................   $  90.22           $112.39           $136.97          $230.01
VIP III Growth Opportunities: Initial Class.....   $  91.55           $116.41           $143.73          $243.75
VIP III Growth & Income: Initial Class..........   $  90.63           $113.63           $139.06          $234.26
VIP III Mid Cap: Service Class..................   $  95.55           $128.43           $163.79          $283.88

EXPENSES PER $1,000 INVESTMENT IF YOU ELECT TO ANNUITIZE OR DON'T SURRENDER YOUR
CONTRACT AT THE END OF THE PERIOD SHOWN:

Portfolio                                            1 year           3 years           5 years         10 years
---------                                            ------           -------           -------         --------
VIP Money Market: Initial Class.................     $17.35            $53.67           $ 92.28          $199.81
VIP High Income: Initial Class..................     $21.65            $66.72           $114.25          $244.80
VIP Equity-Income: Initial Class................     $20.32            $62.70           $107.49          $231.08
VIP Growth: Initial Class.......................     $21.24            $65.48           $112.18          $240.59
VIP Overseas: Initial Class.....................     $23.50            $72.28           $123.55          $263.50
VIP II Investment Grade Bond: Initial Class.....     $20.12            $62.07           $106.45          $228.95
VIP II Asset Manager: Initial Class.............     $20.94            $64.56           $110.62          $237.43
VIP II Index 500: Initial Class.................     $17.45            $53.98           $ 92.81          $200.91
VIP II Contrafund-Registered Trademark-:
   Initial Class ...............................     $21.24            $65.48           $112.18          $240.59
VIP II Asset Manager: Growth: Initial Class.....     $21.76            $67.03           $114.77          $245.84
VIP III Balanced: Initial Class.................     $20.22            $62.39           $106.97          $230.01
VIP III Growth Opportunities: Initial Class.....     $21.55            $66.41           $113.73          $243.75
VIP III Growth & Income: Initial Class..........     $20.63            $63.63           $109.06          $234.26
VIP III Mid Cap: Service Class..................     $25.55            $78.43           $133.79          $283.88

These examples assume a continuation of the fixed charges that are borne by the Separate Account and of the investment advisory fees and other expenses of the Funds as they were for the year ended December 31, 1996, except for VIP III Growth & Income Portfolio, which were based on estimated current expenses. ACTUAL FUND EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of the Separate Account as well as those of the Portfolios. Premium taxes upon annuitization also may be applicable.

CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM

The Callan Asset Allocation and Rebalancing Program uses the 4-year Guaranteed Rate Option for the Fixed Income Investment Sector of the Model.

HARDSHIP WAIVERS

Hardship Waivers aren't available.

CONTRACTS ISSUED TO OREGON RESIDENTS

If you are a resident of Oregon and your Contract was issued before 10/16/97 (Contract Form No. 11960CNQ-I-OR), additional contributions into Investment Options are accepted, including the 10-Year GRO Account, and the prospectus provisions relating to these items apply.

FOR CONTRACTS ISSUED BEFORE MAY 1, 1999

ANNUITY PAYMENTS

For contracts issued before May 1, 1999, additional annuitization options may have been available.

APPENDIX A

FINANCIAL INFORMATION

The table below shows the Unit Value for each Variable Account Option at inception, the number of Units outstanding at December 31 of each year since inception, and the Unit Value at the end of each period. The Unit Value at the beginning of each period is the Unit Value as of the end of the previous period.


                       UNIT VALUES AND UNITS OUTSTANDING

                             MONEY        HIGH          EQUITY-                                     INVESTMENT    MID
                             MARKET      INCOME         INCOME          GROWTH      OVERSEAS        GRADE BOND    CAP
                            DIVISION    DIVISION       DIVISION        DIVISION     DIVISION         DIVISION   DIVISION
                            --------    --------       --------        --------     --------         --------   --------
   Date of Inception*       $10.00        $10.00        $10.00          $10.00        $10.00           $10.00   $10.00
    December 31, 1987       $10.18             -         $7.74           $7.51         $8.13           $10.21        -
      Number of Units        1,952             -        25,560              50         7,250           26,988        -
    December 31, 1988       $10.75             -         $8.49           $7.48         $8.93           $10.69        -
      Number of Units        2,062             -         8,962           2,043         2,019           45,789        -
    December 31, 1989       $11.57             -        $10.41          $10.45        $11.02           $12.20        -
      Number of Units       43,299             -         8,517           2,284         1,937            4,372        -
    December 31, 1990       $12.34             -         $9.04          $11.04        $10.16           $12.82        -
      Number of Units        2,427             -        29,446           2,060         1,779            3,350        -
    December 31, 1991       $12.90             -        $12.92          $17.96        $12.44           $14.38        -
      Number of Units        1,422             -         7,198           1,777           945            1,160        -
    December 31, 1992       $13.22             -        $14.90          $19.36        $10.95           $15.13        -
      Number of Units       68,139             -       124,911         129,511        35,346           80,734        -
    December 31, 1993       $13.46        $11.45        $17.38          $22.80        $14.83           $16.57        -
      Number of Units      346,644       615,289       748,436         444,077       480,406          330,360        -
    December 31, 1994       $13.84        $11.12        $18.35          $22.49        $14.88           $15.73        -
      Number of Units    1,363,372       989,407     1,206,683         988,674     1,272,218          454,358        -
    December 31, 1995       $14.46        $13.23        $24.46          $30.03        $16.10           $18.20        -
      Number of Units    1,823,146     2,238,450     2,264,897       1,665,857     1,308,440          627,020        -
    December 31, 1996       $15.03        $14.88        $27.57          $33.98        $17.98           $18.53        -
      Number of Units    1,839,938     2,871,483     2,977,144       2,311,771     1,792,964          807,207        -
    December 31, 1997       $15.64        $17.27        $34.85          $41.39        $19.79           $19.93        -
      Number of Units    2,298,303     3,057,834     3,512,365       2,026,809     2,066,717          834,294        -
    December 31, 1998       $16.28        $16.30        $38.37          $56.96        $22.01           $21.40        -
      Number of Units    3,190,762     3,293,280     3,398,759       1,942,238     1,813,403        1,235,812        -
    December 31, 1999       $16.89        $17.40        $40.25          $77.23        $30.97           $20.89    $13.11
      Number of Units    3.247,590     2,520,734     2,434,119       1,747,063     1,327,100        1,010,650    10,125



*The Inception date for each Option is shown below:
February 19, 1993 for the VIP High Income Option; March 4, 1993 for the VIP II Index 500 Option; February 6, 1995 for the VIP II Contrafund-Registered Trademark- Option and the VIP II Asset Manager: Growth Option; December 31, 1996 for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option; September 24, 1999 for the VIP III Mid Cap Option. Inception dates for the remaining Options all were in the third quarter of 1987.


Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond, and Balanced Options, respectively.

                       UNIT VALUES AND UNITS OUTSTANDING

                                                                        ASSET
                               ASSET       INDEX        CONTRA-       MANAGER                   GROWTH         GROWTH
                             MANAGER         500           FUND        GROWTH     BALANCED      INCOME  OPPORTUNITIES
                            DIVISION    DIVISION       DIVISION      DIVISION     DIVISION    DIVISION       DIVISION
                            --------    --------       --------      --------     --------    --------       --------
     Date of Inception*       $10.00       $10.00       $10.00       $10.00       $10.00       $10.00          $10.00
      December 31, 1987        $8.00            -            -            -            -            -               -
        Number of Units       29,166            -            -            -            -            -               -
      December 31, 1988        $8.98            -            -            -            -            -               -
        Number of Units       11,300            -            -            -            -            -               -
      December 31, 1989       $11.16            -            -            -            -            -               -
        Number of Units       10,635            -            -            -            -            -               -
      December 31, 1990       $11.02            -            -            -            -            -               -
        Number of Units       12,194            -            -            -            -            -               -
      December 31, 1991       $13.60            -            -            -            -            -               -
        Number of Units        5,272            -            -            -            -            -               -
      December 31, 1992       $15.01            -            -            -            -            -               -
        Number of Units      309,292            -            -            -            -            -               -
      December 31, 1993       $17.92       $10.52            -            -            -            -               -
        Number of Units    1,748,246       98,288            -            -            -            -               -
      December 31, 1994       $16.60       $10.49            -            -            -            -               -
        Number of Units    3,509,145      218,119            -            -            -            -               -
      December 31, 1995       $19.15       $14.20       $13.50       $12.03            -            -               -
        Number of Units    2,973,440      474,834    1,068,907      175,138            -            -               -
      December 31, 1996       $21.65       $17.20       $16.15       $14.23            -            -               -
        Number of Units    2,708,795    1,207,882    2,382,588      479,960            -            -               -
      December 31, 1997       $25.77       $22.51       $19.78       $17.56       $11.33       $12.11          $11.90
        Number of Units    2,687,060    2,028,663    2,782,642      695,464      124,495      412,889         458,320
      December 31, 1998       $29.25       $28.50       $25.36       $20.37       $13.15       $15.48          $14.62
        Number of Units    2,454,761    2,724,340    3,185,222      745,989      300,468    1,438,416       1,094,151
      December 31, 1999       $32.05       $33.89       $31.09       $23.16       $13.56       $16.67          $15.04
        Number of Units    1,723,306    2,467,236    2,827,810      642,566      366,568    1,477,124       1,043,627


*The Inception date for each Option is shown below:
February 19, 1993 for the VIP High Income Option; March 4, 1993 for the VIP II Index 500 Option; February 6, 1995 for the VIP II Contrafund-Registered Trademark- Option and the VIP II Asset Manager: Growth Option; December 31, 1996 for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option; September 24, 1999 for the VIP III Mid Cap Option. Inception dates for the remaining Options all were in the third quarter of 1987.


Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond, and Balanced Options, respectively.

APPENDIX B

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

                 Contribution:                $50,000.00

                 GRO Account duration:        7 Years

                 Guaranteed Interest Rate:    5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. No contingent withdrawal charge applies to transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed for the purposes of these examples that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we don't declare a rate for the exact time remaining, we will use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge which would be calculated separately.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                            48/12                     48/12
     -0.0551589 = [(1 + .05)     / (1 + .0625 + .0025)      ] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

     -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

     $54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 6% would be assessed against the $50,000 original contribution:

     $3,000.00 = $50,000.00 X .06

Thus, the amount payable on a full withdrawal would be:

     $51,688.58 = $57,881.25 - $3,192.67 - $3,000.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

     $5,788.13 = $57,881.25 X .10

The non-free amount would be:

     $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

     - $783.91 = -0.0551589 X $14,211.87

The withdrawal charge would be:

     $957.18 = [($14,211.87+ $783.91)/(1 - .06)] - ($14,211.87+ 783.91)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $21,741.09 = $20,000.00 + $783.91 + $957.18

The ending Account Value would be:

     $36,140.16 = $57,881.25 - $21,741.09

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                          48/12                    48/12
     .0290890 = [(1 + .05)      / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

     $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

     $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 6% would be assessed against the $50,000 original contribution:

     $3,000.00 = $50,000.00 X .06

Thus, the amount payable on a full withdrawal would be:

     $56,564.96 = $57,881.25 + $1,683.71 - $3,000.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

          Free Amount =    $ 5,788.13

      Non-Free Amount =    $14,211.87

The Market Value Adjustment would be:

     $413.41 = .0290890 X $14,211.87

The withdrawal charge would be:

     $880.75 = [($14,211.87 - $413.41)/(1 - .06)] - ($14,211.87 - $413.41)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $20,467.34 = $20,000.00 - $413.41 + $880.75

The ending Account Value would be:

     $37,413.91 = $57,881.25 - $20,467.34

Actual Market Value Adjustments may have more or less impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

APPENDIX C

SAI TABLE OF CONTENTS
Part 1 - Integrity and Custodian.................................1
Part 2 - Distribution of the Contracts...........................1
Part 3 - Performance Information.................................2
Part 4 - Determination of Accumulation Values....................8
Part 5 - Tax-Favored Retirement Programs.........................8
    Traditional Individual Retirement Annuities..................8
    Roth Individual Retirement Annuities.........................8
    SIMPLE Individual Retirement Annuities.......................8
    Tax Sheltered Annuities......................................8
    Simplified Employee Pensions.................................9
    Corporate and Self-Employed (H.R. 10 and Keogh) Pension
      and Profit Sharing Plans...................................9
    Deferred Compensation Plans of State and Local Governments
       and Tax-Exempt Organizations..............................9
     Distributions Under Tax-Favored Retirement Programs.........9
Part 6 - Financial Statements...................................10

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY 40201-0074
ATTN: Request for SAI of Separate Account I (GrandMaster III)

Name:
     ------------------------------------------------------------
Address:
         --------------------------------------------------------
City:                                 State:          Zip:
     --------------------------------       ---------     -------

Prospectus
-----------

                             IQ THE SMARTANNUITY
                      FLEXIBLE PREMIUM VARIABLE ANNUITY
                  issued by INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes a flexible premium variable annuity contract offered by Integrity Life Insurance Company, a subsidiary of The Western and Southern Life Insurance Company (W&S). The contract provides several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended (THE CODE). You may allocate contributions to different investment divisions of our Separate Account I, referred to as Variable Account Options and Fixed Accounts. Together, the Variable Account Options and Fixed Account Options are referred to as INVESTMENT OPTIONS. There is no sales load on the contracts.


Contributions you make to the Variable Account Options are invested in shares of corresponding Portfolios of the following mutual funds: Fidelity's Variable Insurance Products Fund (VIP), Fidelity's Variable Insurance Products Fund II (VIP II), Fidelity's Variable Insurance Products Fund III (VIP III), MFS Variable Insurance Trust Funds (MFS FUNDS), and Janus Aspen Series (the PORTFOLIOS or PORTFOLIO). The Fidelity Portfolios are managed by Fidelity Management & Research Company. The MFS Funds are managed by Massachusetts Financial Services Company (MFS). The Janus Aspen Series are managed by Janus Capital. The values allocated to the Options reflect the investment performance of the Portfolios. The prospectus for the Portfolios describes each one's investment objectives, policies and risks. There are fourteen Variable Account Options, which invest in the following Portfolios:


     FIDELITY'S VIP FUNDS                                  MFS FUNDS
     --------------------                                  ---------
  -  VIP Money Market Portfolio: Initial Class          -  MFS Capital Opportunities Portfolio: Service Class
  -  VIP High Income Portfolio: Service Class           -  MFS Emerging Growth Portfolio: Service Class
  -  VIP Equity-Income Portfolio: Service Class         -  MFS Growth With Income Portfolio: Service Class
  -  VIP Growth Portfolio: Service Class                -  MFS Mid Cap Growth Portfolio: Service Class
  -  VIP Overseas Portfolio: Service Class              -  MFS New Discovery Portfolio: Service Class
  -  VIP II Asset Manager Portfolio: Service Class      -  MFS Growth Portfolio: Service Class
  -  VIP  II Investment Grade Bond Portfolio: Initial   -  MFS Total Return: Service Class
     Class
  -  VIP II Index 500 Portfolio: Initial Class             JANUS ASPEN SERIES
  -  VIP II Contrafund Portfolio: Service Class            ------------------
  -  VIP  II Asset Manager: Growth Portfolio: Service   -  Janus Aspen Growth Portfolio: Service Shares
     Class
  -  VIP III Balanced Portfolio: Service Class          -  Janus Aspen Aggressive Growth Portfolio: Service
                                                           Shares
  -  VIP III Growth & Income Portfolio: Service Class   -  Janus Aspen Equity Income: Service Shares
  -  VIP III Growth Opportunities Portfolio: Service    -  Janus Aspen International Growth: Service Shares
     Class
  -  VIP III Mid Cap Portfolio: Service Class           -  Janus Aspen Capital Appreciation Portfolio: Service
                                                           Shares

We also offer Guaranteed Rate Options (GROS) and a Systematic Transfer Option
(STO), together referred to as FIXED ACCOUNTS. The money you contribute to a GRO grows at a fixed interest rate that we declare at the beginning of the duration you select. A Market Value Adjustment will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO Account can't be decreased below an amount equal to your contribution less prior withdrawals, plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). An annual administration charge may apply, which may invade principal. The money you contribute to the STO grows at a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE STO INTO OTHER INVESTMENT OPTIONS WITHIN ONE YEAR OF CONTRIBUTION ON A MONTHLY OR QUARTERLY BASIS.

This prospectus contains information about the contracts that you should know before you invest. Read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current prospectus for the Portfolios, which you should also read.

For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. The express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202. You may also call us at 1-800-325-8583.


A registration statement relating to the contract, which includes a Statement of Additional Information (SAI) dated May 1, 2000, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. The table of contents for the SAI is found in Appendix C.

THESE SECURITIES HAVEN'T BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

You can review and copy information about IQ the SMARTAnnuity at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. You may also obtain information about IQ the SMARTAnnuity on the SEC's Internet site at http://www.sec.gov. Copies of that information are also available, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, NOR IS IT INSURED BY THE FDIC. IT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.


* NOTE: A CONTRACT ISSUED IN OREGON WILL BE A SINGLE PREMIUM VARIABLE ANNUITY RATHER THAN A FLEXIBLE PREMIUM VARIABLE ANNUITY. ALL REFERENCES TO FLEXIBLE CONTRIBUTIONS ARE SINGLE CONTRIBUTIONS FOR ANY CONTRACT ISSUED IN OREGON.


The date of this Prospectus is May 1, 2000.

                              TABLE OF CONTENTS

                                                                            PAGE
GLOSSARY

PART 1 - SUMMARY

Your Variable Annuity Contract.................................................1
Your Benefits..................................................................1
How Your Contract is Taxed.....................................................1
Your Contributions.............................................................1
Your Investment Options........................................................1
Account Value, Adjusted Account Value and Cash Value ..........................2
Transfers......................................................................2
Charges and Fees...............................................................2
Withdrawals....................................................................2
Your Initial Right to Revoke...................................................2
Risk/Return Summary, Investments and Risks.....................................2
Table of Annual Fees and Expenses..............................................3
Examples.......................................................................6

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

Integrity Life Insurance Company...............................................7
The Separate Account and the Variable Account Options..........................7
Assets of Our Separate Account.................................................7
Changes In How We Operate......................................................7

PART 3 - YOUR INVESTMENT OPTIONS

The Portfolios.................................................................8
     The Portfolios' Investment Adviser........................................8
     Investment Objectives of the Portfolios...................................8
Fixed Accounts ...............................................................11
     Guaranteed Rate Options..................................................11
        Renewals of GRO Accounts..............................................12
        Market Value Adjustments..............................................12
     Systematic Transfer Option...............................................13

PART 4 - DEDUCTIONS AND CHARGES

Separate Account Charges......................................................13
Annual Administrative Charge..................................................13
Reduction or Elimination of Separate Account or Administrative Charges........14
Portfolio Charges.............................................................14
State Premium Tax Deduction...................................................14
Transfer Charge...............................................................14
Tax Reserve...................................................................14

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract.............................................14
Your Account Value............................................................15
Units in Our Separate Account.................................................15
How We Determine Unit Value...................................................15
Transfers.....................................................................16


Excessive Trading.............................................................16
Withdrawals...................................................................17
Assignments...................................................................17
Death Benefits and Similar Benefit Distributions..............................17
Annuity Benefits..............................................................18
Annuities.....................................................................18
Annuity Payments..............................................................19
Timing of Payment.............................................................19
How You Make Requests and Give Instructions...................................19

PART 6 - VOTING RIGHTS

Voting Rights.................................................................19
How We Determine Your Voting Shares...........................................20
How Portfolio Shares Are Voted................................................20
Separate Account Voting Rights................................................20

PART 7 - TAX ASPECTS OF THE CONTRACT

Introduction..................................................................20
Your Contract is an Annuity...................................................20
Taxation of Annuities Generally...............................................21
Distribution-at-Death Rules...................................................22
Diversification Standards.....................................................22
Tax-Favored Retirement Programs...............................................22
Federal and State Income Tax Withholding......................................22
Impact of Taxes to Integrity..................................................22
Transfers Among Investment Options............................................22

PART 8 - ADDITIONAL INFORMATION

Systematic Withdrawals........................................................23
Income Plus Withdrawal Program................................................23
Dollar Cost Averaging.........................................................24
Systematic Transfer Program...................................................24
Customized Asset Rebalancing..................................................24
Callan Asset Allocation and Rebalancing Program...............................24
Performance Information.......................................................25

PART 9 - PRIOR CONTRACTS

Prior Contracts...............................................................26

Appendix A  -  Financial Information..........................................29
Appendix B  -  Illustration of a Market Value Adjustment......................32
Appendix C  -  SAI Table of Contents..........................................34

GLOSSARY


ACCOUNT VALUE - the value of your contract, which consists of the values of your Investment Options added together.


ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.


ANNUITANT - the person upon whose life an annuity benefit and death benefit are based.


BUSINESS DAY - any day that the New York Stock Exchange is open.


CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro-rata annual administrative charges that may apply.


ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.


FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.


GRO - Guaranteed Rate Options, which offer durations of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.


GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate.


GUARANTEE PERIOD - the duration of your GRO Account.


GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.


INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.


MARKET VALUE ADJUSTMENT ("MVA")- an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.


MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges), accumulated at 3% interest annually, less any administrative charges.


PORTFOLIO - an investment portfolio of a mutual fund in which the Separate Account invests its assets.


RETIREMENT DATE - All annuity benefits under your contract are calculated as of your Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.


STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within one year of your most recent STO contribution.


UNIT - a measure of your ownership interest in a variable account option.


UNIT VALUE - the value of each Unit calculated on any Business Day.


VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, other than the GROs and STO. The value of your contract will reflect the investment performance of the Variable Account Options you choose.

PART 1 - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

In this prospectus, "we," "our" and "us" mean Integrity Life Insurance Company (INTEGRITY). The terms "you" and "your" mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the owner of the contract. If the Annuitant doesn't own the contract, the owner has all of the rights under the contract until annuity payments begin. If there are joint owners, they share contract rights and they must both sign for any changes or transactions. The death of the first joint owner will determine the timing of distributions.


You can invest for retirement by buying an IQ Smart Annuity if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. Because the premium is flexible, additional contributions can be any amount you choose, as long as they are above the minimum required contribution discussed below.

YOUR BENEFITS

Your contract has an Account Value, an annuity benefit, and a death benefit. These benefits are described in more detail below.

Your benefits under the contract may be controlled by the usual rules for taxation of annuities, including the deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part 7, "Tax Aspects of the Contract" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under certain tax-favored retirement programs, which may be subject to special eligibility and contribution rules.

HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.

YOUR CONTRIBUTIONS

The minimum initial contribution is $1,000 ($3,000 in Pennsylvania and South Carolina). Additional contributions can be as little as $100. Some tax-favored retirement plans allow smaller contributions. See "Contributions Under Your Contract" in Part 5.

YOUR INVESTMENT OPTIONS

You may have your contributions placed in the Variable Account Options or the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and the Fixed Accounts are together referred to as the INVESTMENT OPTIONS. You may have money in as many as nine different Investment Options at any one time. See "Contributions Under Your Contract" in Part 5. To select Investment Options most suitable for you, see Part 3, "Your Investment Options."

The Variable Account Options invest in shares of investment portfolios of mutual funds. Each investment portfolio is referred to as a PORTFOLIO. The investment goal of each Variable Account Option and its corresponding Portfolio is the same. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in a GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

Your ACCOUNT VALUE consists of the value of your Fixed Accounts added to the value of your Variable Account Options. Your ADJUSTED ACCOUNT VALUE is your Account Value, as increased or decreased by any Market Value Adjustments. Your Account Value in the GROs can never be decreased below the Minimum Value. Your CASH VALUE is equal to your Adjusted Account Value, minus the pro-rata portion of the annual administrative charge, if it applies. See "Charges and Fees" below.

TRANSFERS

You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these in Part 5, "Transfers." Any transfer must be at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs: (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Callan Asset Allocation and Rebalancing Program, or (iv) to transfer your STO contributions. All of these programs are discussed in Part 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer after the first twelve.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account.

A daily charge at an effective annual rate of 1.45% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (1.30%) and certain administrative expenses (.15%). The charge will never be greater than this. For more information, see Part 4, "Deductions and Charges."

Investment advisory fees and other expenses are deducted from amounts the Separate Account invests in the Portfolios. Fidelity Management and Research Company receives investment management fees from the Portfolios based on the average net assets of each Portfolio. Advisory fees can't be increased without the consent of shareholders. See "Table of Annual Fees and Expenses" below and "The Portfolios' Investment Adviser" in Part 3.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be at least $300.

YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in certain states. If you cancel your contract, we'll return your Account Value, which may be more or less than your initial contribution. If your state requires, we'll return all of your contributions without any adjustment. We'll return the amount of any contribution to the Guaranteed Rate Option upon cancellation.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the IQ SMARTAnnuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

For a complete discussion of the risks associated with an investment in any particular Variable Account Option, see the prospectus of the corresponding Portfolio.


TABLE OF ANNUAL FEES AND EXPENSES

OWNER TRANSACTION EXPENSES
--------------------------
      Sales Load on Purchases.......................................   $0
      Exchange Fee (1)..............................................   $0

ANNUAL ADMINISTRATIVE CHARGE
----------------------------
      Annual Administrative Charge* .................................  $30
        * This charge applies only if the Account Value is less than
          $50,000 at the end of any contract year prior to your
          Retirement Date. See "Annual Administrative Charge" in
          Part 4.

SEPARATE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF SEPARATE ACCOUNT VALUE) (2)
-----------------------------------------------
      Mortality and Expense Risk Fees.............................. 1.30%
      Administrative Expenses......................................  .15%
                                                                    -----
      Total Separate Account Annual Expenses....................... 1.45%
                                                                    =====

PORTFOLIO ANNUAL EXPENSES AFTER REIMBURSEMENT
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------


PORTFOLIO                                            MANAGEMENT     OTHER      TOTAL ANNUAL
---------                                               FEES       EXPENSES      EXPENSES
                                                        ----       --------      --------
VIP Money Market: Initial Class...................      .18%        .09%          .27%
VIP High Income: Service Class....................      .58%        .21%(3)       .79%
VIP Equity-Income: Service Class..................      .48%        .18%(3)       .66%(4)
VIP Growth: Service Class.........................      .58%        .17%(3)       .75%(4)
VIP Overseas: Service Class.......................      .73%        .25%(3)       .98%(4)
VIP II Investment Grade Bond: Initial Class.......      .43%        .11%          .54%
VIP II Asset Manager: Service Class...............      .53%        .20%(3)       .73%(4)
VIP II Index 500: Initial Class...................      .24%        .04%          .28%(5)
VIP II Contrafund: Service Class..................      .58%        .17%(3)       .75%(4)
VIP II Asset Manager: Growth: Service Class.......      .58%        .23%(3)       .81%(4)
VIP III Balanced: Service Class...................      .43%        .23%(3)       .66%(4)
VIP III Growth Opportunities: Service Class.......      .58%        .20%(3)       .78%(4)
VIP III Growth & Income: Service Class............      .48%        .21%(3)       .69%(4)
VIP III Mid Cap: Service Class....................      .57%        .50%(3)      1.07%(6)
MFS Capital Opportunities: Service Class..........      .75%        .36%         1.11%(8)
MFS Emerging Growth: Service Class................      .75%        .29%(7)      1.04%(8)
MFS Growth With Income: Service Class.............      .75%        .33%(7)      1.08%(8)
MFS Mid Cap Growth: Service Class.................      .75%        .35%(7)      1.10%(8)
MFS New Discovery: Service Class..................      .90%        .37%(7)      1.27%(8)
MFS Growth: Service Class.........................      .75%        .36%(7)      1.11%(8)
MFS Total Return: Service Class...................      .75%        .35%(7)      1.10%(8)
Janus Aspen Growth: Service Shares................      .65%        .27%(9)       .92%(10)
Janus Aspen Aggressive Growth: Service Shares.....      .65%        .27%(9)       .92%(10)
Janus Aspen Equity Income: Service Shares.........      .62%(11)    .88%(9)      1.50%(10)
Janus Aspen International Growth: Service Shares..      .65%        .36%(9)      1.01%(10)
Janus Aspen Capital Appreciation: Service Shares..      .65%        .29%(9)       .94%(10)

-------------------------

1) After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers.


2)   See "Deductions and Charges - Transfer Charge" in Part 4.


3) The Other Expenses reflect the payment of 0.10% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Funds.


4) A portion of the brokerage commissions that certain Portfolios pay was used to reduce Portfolio expenses. In addition, through arrangement with certain Portfolio's custodians, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable Portfolio's expenses. Without these reductions, the Total Annual Expenses presented above would have been .67% for VIP Equity-Income Portfolio, .77% for VIP Growth Portfolio, 1.01% for VIP Overseas Portfolio, .74% for VIP II Asset Manager Portfolio, .78% for VIP II Contrafund Portfolio, .82% for VIP II Asset Manager: Growth Portfolio, .67% for VIP III Balanced Portfolio, .79% for VIP III Growth Opportunities Portfolio, and .70% for VIP III Growth & Income Portfolio.


5) Fidelity Research and Management Company (FMR) agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the Other Expenses for the Portfolio would have been .10% and the Total Annual Expenses would have been .34%.

6) The Other Expenses for the VIP III Mid Cap Portfolio reflect the payment of .10% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Fund.


7) The Other Expenses reflect the payment of 0.20% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Funds.


8) MFS has contractually agreed, subject to reimbursement, to bear the Portfolios' expenses so that the Other Expenses presented in the table do not exceed 0.15% annually (this reimbursement does not include the 0.20% Rule 12b-1 fee described above or the expense offset arrangement described below). These contractual fee arrangements will continue until at least
     May 1, 2001, unless changed with the consent of the board of trustees that oversees the Portfolios. In addition, each Portfolio has an expense offset arrangement that reduces its custodian fee based upon the amount of cash it maintains with its custodian and dividend disbursing agent. The Portfolios may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing their expenses. The Other Expenses do not take into account these expense offset reductions, and are therefore higher than the actual expenses of the Portfolios. Without these contractual fee arrangements and expense offset arrangements, the Total Annual Expenses presented in the table are estimated to be 1.22% for the Capital Opportunities Portfolio, 1.41% for the Mid Cap Growth Portfolio, 2.69% for the New Discovery Portfolio, and 1.66% for the Growth Portfolio.


9) The Other Expenses reflect the payment of 0.25% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Funds.


10) Expenses are based on the estimated expenses that the new Service Shares Class of each Portfolio expects to incur in its initial fiscal year. All expenses are shown without the effect of expense offset arrangements.


11) There is a contractual waiver of expenses between the Portfolio and Janus Capital. The waiver is first applied to the Management Fee and then against Other Expenses, and will continue until at least the next annual renewal of the management agreement. Without such waiver, the Management Fee and the Total Annual Expenses for the Janus Aspen Equity Income Portfolio would have been 0.65% and 1.52%, respectively.

EXAMPLE


The example below shows the expenses on a $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.


EXPENSES PER $1,000 INVESTMENT WHETHER YOU ELECT TO ANNUITIZE, SURRENDER OR CONTINUE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


PORTFOLIO                                            1 YEAR   3 YEARS    5 YEARS    10 YEARS
---------                                            ------   -------    -------    --------
VIP Money Market: Initial Class.................     $18.37    $56.79    $ 97.55     $210.70
VIP High Income: Service Class..................     $23.70    $72.90    $124.58     $265.55
VIP Equity-Income: Service Class................     $22.37    $68.89    $117.87     $252.11
VIP Growth: Service Class.......................     $23.29    $71.66    $122.52     $261.44
VIP Overseas: Service Class.....................     $25.65    $78.74    $134.30     $284.89
VIP II Investment Grade Bond: Initial Class.....     $21.14    $65.17    $111.66     $239.54
VIP II Asset Manager: Service Class.............     $23.09    $71.05    $121.49     $259.37
VIP II Index 500: Initial Class.................     $18.48    $57.10    $ 98.07     $211.78
VIP II Contrafund: Service Class................     $23.29    $71.66    $122.52     $261.44
VIP II Asset Manager: Growth: Service Class.....     $23.91    $73.51    $125.60     $267.61
VIP III Balanced: Service Class.................     $22.37    $68.89    $117.87     $252.11
VIP III Growth Opportunities: Service Class.....     $23.60    $72.59    $124.06     $264.53
VIP III Growth & Income: Service Class..........     $22.68    $69.81    $119.42     $255.23
VIP III Mid Cap: Service Class..................     $26.57    $81.49    $138.88     $293.92
MFS Capital Opportunities:
   Service Class................................     $26.98    $82.72    $140.91     $297.90
MFS Emerging Growth Portfolio:
   Service Class................................     $26.26    $80.58    $137.36     $290.91
MFS Growth With Income Portfolio:
   Service Class................................     $26.67    $81.80    $139.39     $294.91
MFS Mid Cap Growth: Service Class...............     $26.88    $82.41    $140.40     $296.91
MFS New Discovery: Service Class................     $28.62    $87.61    $148.99     $313.68
MFS Growth: Service Class.......................     $26.98    $82.72    $140.91     $297.90
MFS Total Return: Service Class.................     $26.88    $82.41    $140.40     $296.91
Janus Aspen Growth: Service Shares..............     $25.04    $76.89    $131.24     $278.82
Janus Aspen Aggressive Growth:
   Service Shares...............................     $25.04    $76.89    $131.24     $278.82
Janus Aspen Equity Income: Service Shares.......     $30.98    $94.60    $160.52     $335.92
Janus Aspen International Growth:
   Service Shares...............................     $25.96    $79.66    $135.83     $287.91
Janus Aspen Capital Appreciation:
   Service Shares...............................     $25.24    $77.51    $132.26     $280.85


This example assumes that all of the fixed charges of the Separate Account and the investment advisory fees and other expenses of the Portfolios will continue as they were for their most recent fiscal year or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO EXPENSES MAY BE MORE OR LESS. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. This per $1,000 charge would be higher for smaller Account Values and lower for higher values.


The table and example above are to help you understand the various costs and expenses that apply to your contract, directly or indirectly. This table shows expenses of the Separate Account as well as those of the Portfolios. Premium taxes may also apply when you receive a payout of your contributions.

CONSOLIDATED FINANCIAL INFORMATION IS FOUND IN APPENDIX A

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive office is in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 47 states and the District of Columbia. We sell flexible premium annuity contracts with underlying investment options other than the Portfolios, fixed single premium annuities, and flexible premium annuities offering both traditional fixed guaranteed interest rates and fixed equity indexed options. Integrity is a subsidiary of W&S, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.

THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS

The Separate Account was established in 1986, and is maintained under the insurance laws of the State of Ohio. It is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (the SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio. We may establish additional Options from time to time. The Variable Account Options currently available to you are listed in Part 3, "Your Investment Options." Prior to September 3, 1991, the Portfolios invested in shares of corresponding portfolios of Prism Investment Trust.

ASSETS OF OUR SEPARATE ACCOUNT

Under Ohio law, we own the assets of our Separate Account and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Account in proportion to the amounts in their contracts. We can't use the Separate Account's assets supporting the variable portion of these variable contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Account, and in that way, we can participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We can change how we or our Separate Account operate, subject to your approval when required by the Investment Company Act of 1940 ("1940 ACT") or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. We may:

 - add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;
 -  register or end the registration of the Separate Account under the 1940 Act;
 - operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);
 - restrict or eliminate any voting rights of owners or others who have voting rights that affect our Separate Account;
 - cause one or more Option(s) to invest in a mutual fund other than or in addition to the Portfolios;
 - operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

PART 3 - YOUR INVESTMENT OPTIONS

THE PORTFOLIOS

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. Some of the Portfolios' investment advisors may compensate us for providing administrative services in connection with the Portfolios. This compensation is paid from the investment advisor's assets. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-325-8583.


FIDELITY'S VARIABLE INSURANCE PRODUCT FUNDS


Each of Fidelity's VIP Funds is an open-end diversified management investment company registered with the SEC.





INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.


VIP MONEY MARKET PORTFOLIO seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.


VIP HIGH INCOME PORTFOLIO seeks a high current income, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.


VIP EQUITY-INCOME PORTFOLIO seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.


VIP GROWTH PORTFOLIO seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.


VIP OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.


VIP II INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.


VIP II ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.


VIP II INDEX 500 PORTFOLIO seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.


VIP II CONTRAFUND PORTFOLIO seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.


VIP II ASSET MANAGER: GROWTH PORTFOLIO is an asset allocation fund that seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix, which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:

                                       Range            Neutral Mix
                                     ----------         -----------
           Stock Class                 50-100%              70%
           Bond Class                    0-50%              25%
           Short-Term/
           Money Market Class            0-50%               5%


VIP III GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds, which may be lower-quality debt securities.


VIP III BALANCED PORTFOLIO seeks both income and growth of capital by investing approximately 65% of assets in stocks and other equity securities, and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral.


VIP III GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

VIP III MID CAP PORTFOLIO. FMR normally invests the VIP III Mid Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.


JANUS ASPEN SERIES


Each portfolio of the Janus Aspen Series is a mutual fund registered with the SEC. Janus Capital Corporation serves as the investment adviser to each Portfolio.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment goals of the Portfolios of the Janus Aspen Series. There are no guarantees that these objectives will be met. YOU SHOULD READ THE JANUS ASPEN SERIES PROSPECTUSES CAREFULLY BEFORE INVESTING.


JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion.

JANUS ASPEN GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.


JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


JANUS ASPEN EQUITY INCOME PORTFOLIO seeks current income and long-term growth of capital. It normally emphasizes investments in common stocks, and growth potential is a significant investment consideration. The Portfolio tries to provide a lower level of volatility than the S&P 500 Index. Normally, it invests at least 65% of its assets in income-producing equity securities including common and preferred stocks, warrants and securities that are convertible to common or preferred stocks.


JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital. It normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.


MFS FUNDS


Each portfolio of the MFS Variable Insurance Trust is a diversified mutual fund registered with the SEC. Massachusetts Financial Services Company is the investment adviser to the MFS Funds.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the MFS Funds. There is no guarantee that these objectives will be met. YOU SHOULD READ THE PROSPECTUS FOR MFS VARIABLE INSURANCE TRUST CAREFULLY BEFORE INVESTING.


MFS CAPITAL OPPORTUNITIES PORTFOLIO seeks capital appreciation by normally investing at least 65% of its total assets in common stocks and related securities. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.


MFS EMERGING GROWTH PORTFOLIO seeks long term growth of capital by normally investing at least 65% of its total assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.


MFS GROWTH WITH INCOME PORTFOLIO seeks to provide reasonable current income and long-term growth of capital and income by normally investing at least 65% of its total assets in common stocks and related securities. While the Portfolio may invest in companies of any size, it generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.


MFS MID CAP GROWTH PORTFOLIO seeks long term growth of capital by normally investing at least 65% of its total assets in common stocks and related securities of companies with medium market capitalization that MFS believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the Portfolio's investment. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 65% investment policy. As of February 29, 2000, the top of the Russell Midcap Growth Index range was $59.6 billion.


MFS NEW DISCOVERY PORTFOLIO seeks capital appreciation by normally investing at least 65% of its total assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes offer superior prospects for growth and are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While emerging growth companies may be of any size, the Portfolio will generally focus on smaller cap emerging growth companies that are early in their life cycle. MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.


MFS GROWTH PORTFOLIO seeks to provide long-term growth of capital and future income rather than current income by investing, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth. MFS looks particularly for companies which demonstrate:
(1) a strong franchise, strong cash flows and a recurring revenue stream; (2) a strong industry position where there is potential for high profit margins or substantial barriers to new entry in the industry; (3) a strong management with a clearly defined strategy; and (4) new products or services.


MFS TOTAL RETURN PORTFOLIO seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The Portfolio invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests (1) at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (2) at least 25% of its net assets in non-convertible fixed income securities. The Portfolio may vary the percentage of its assets invested in any one type of security, within the limits described above, in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.


FIXED ACCOUNTS

FOR VARIOUS LEGAL REASONS, INTERESTS IN CONTRACTS ATTRIBUTABLE TO FIXED ACCOUNTS HAVEN'T BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), OR THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). THUS, NEITHER THESE CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

GUARANTEED RATE OPTIONS

We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select. The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO are placed in a non-unitized separate account. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate

We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

The ten-year GRO isn't available in Oregon.

ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Account expires. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. You will receive the Guaranteed Interest Rate that is in effect on that date. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest available duration. For example, if your expiring GRO Account was for 10 years and when it expires, we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. If you want something different, you can tell us within 30 days before the GRO Account expires. You can't choose, and we won't renew a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Guarantee Period. In addition, we won't make a Market Value Adjustment for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contributions to the GRO Account, less previous withdrawals from the GRO Account and administrative charges, plus 3% interest, compounded annually. The administrative expense charge can invade the Minimum Value.

The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

    MVA = GRO Value x [(1 + A) TO THE POWER OF N/12 / (1 + B + .0025) TO THE POWER OF N N/12 - 1], where

    A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

    B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

    N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account shall be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then to determine B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, using a formula when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix B.

SYSTEMATIC TRANSFER OPTION

We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You MUST transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers will be made automatically in approximately equal quarterly or monthly installments of not less than $1,000 each. You can't transfer from other Investment Options into the STO. We guarantee that the STO's effective annual yield will never be less than 3%. See "Systematic Transfer Program" in Part 8 for details on this program. This option may not be available in some states.

PART 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

Integrity deducts a daily expense amount from the Unit Value equal to an effective annual rate of 1.45% of your Account Value in the Variable Account Options. We can't increase this daily expense rate without your consent. Of the 1.45% total charge, .15% is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. We deduct the remaining 1.30% for assuming the expense risk (.95%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk Integrity takes that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charge may be changed, but the total 1.30% effective annual risk charge can't be increased.

Integrity may realize a gain from these daily charges if they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, we charge an annual administrative charge of $30. This charge is deducted pro-rata from your Account Value and reduces the number of Units we credit to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization, or contract termination during a contract year.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group and the amount of the contributions. We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

PORTFOLIO CHARGES

The Separate Account buys shares of the Portfolios at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without the approval of the shareholders.

STATE PREMIUM TAX DEDUCTION

Integrity won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for an annuity benefit. State premium taxes currently range up to 4%.

TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) the Callan Asset Allocation and Rebalancing Program, or (iv) under systematic transfers from the STO, nor will such transfers count towards the twelve free transfers you may make in a contract year.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment performance of the Variable Account Options.


PART 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000 ($3,000 in Pennsylvania and South Carolina ). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.

We may limit the total contributions under a contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.


Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED (as defined below) both the contribution and instructions for allocation among the Investment Options at our Administrative Office, PROVIDED THAT AT ANY TIME YOU MAY NOT HAVE AMOUNTS IN MORE THAN NINE INVESTMENT OPTIONS. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office.

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change you want to make, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. We can also accept changes by telephone transfer. See "Transfers" in Part 5.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions made to the Variable Account Options isn't guaranteed. The value of your contributions made to Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part 3.

UNITS IN OUR SEPARATE ACCOUNT

Allocations to the Variable Account Options are used to purchase Units. On any given day, the value you have in a Variable Account Option is the Unit Value multiplied by the number of Units credited to you in that Option.
The Units of each Variable Account Option have different Unit Values.


The number of Units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's Unit Value, calculated as of the close of business that day. The number of Units for a Variable Account Option at any time is the number of Units purchased less the number of Units redeemed. The value of Units fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as their expenses. The Unit Values also change because of deductions and charges we make to our Separate Account. The number of Units credited to you, however, won't vary because of changes in Unit Values. Units of a Variable Account Option are purchased when you make new contributions or transfer contributions you made to a different Option into that Option. Units are redeemed when you make withdrawals or transfer amounts out of a Variable Account Option into a different Option. We also redeem Units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.

HOW WE DETERMINE UNIT VALUE

We determine Unit Values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day. The Unit Value of each Variable Account Option for any Business Day is equal to the Unit Value for the previous Business Day multiplied by the net investment factor for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option as follows:

  - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

  - Next, we add any dividends or capital gains distributions by the Portfolio on that day.

  - Then we charge or credit for any taxes or amounts set aside as a reserve for taxes.


  - Then we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a Unit Value was determined (after giving effect to any transactions on that day).

  - Finally, we subtract a daily asset charge for each calendar day since the last day on which a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is equal to an effective annual rate of 1.45%. This charge is for the mortality risk, administrative expenses and expense risk we assume under the contract.


Generally, this means that we adjust Unit Values to reflect what happens to the Portfolios and for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to Integrity's transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (i.e. to a GRO you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Transfers you make from a GRO Account, except within 30 days before your GRO Account expires, are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. Transfers from GROs, will be made according to the order in which money was originally allocated to the GRO.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, Callan Asset Allocation and Rebalancing Program or systematic transfer programs, described in Part 8.

You may request a transfer by writing to our Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you have established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information. We aren't responsible for any fraudulent telephone transfers that we believe to be genuine in accordance with these procedures. You bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day our Administrative Office receives it. A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' Unit Values as of the close of business on the day you call. Transfer requests received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using Unit Values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed no later than the next Business Day after our Administrative Office receives the requests.

EXCESSIVE TRADING


We reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if we believe in our sole discretion that (a) excessive trading by the owner or owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds; or (b) we are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of affected underlying mutual funds. We also have the right, which may be exercised in our sole discretion, to prohibit transfers occurring on consecutive Business Days.

We will notify you or your designated representative if your requested transfer is not made. Current SEC rules preclude us from processing your request at a later date if it is not made when initially requested. ACCORDINGLY, YOU WILL NEED TO SUBMIT A NEW TRANSFER REQUEST IN ORDER TO MAKE A TRANSFER THAT WAS NOT MADE BECAUSE OF THESE LIMITATIONS.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be for at least $300. The money will be taken from your Investment Options, pro-rata, in the same proportion that their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently.


When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any Market Value Adjustments. The total amount that you receive will be the total amount that you requested. Most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored plan, the plan may limit your withdrawals. See Part 7, "Tax Aspects of the Contract." Residents of Pennsylvania and South Carolina are required to keep a $3,000 minimum account balance after any withdrawals.

ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part 7, "Tax Aspects of the Contract." We won't be bound by an assignment unless it is in writing and our Administrative Office has received it in a form acceptable to us.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the Contract's 10th anniversary date, if later), the death benefit is the contract Account Value at the end of the Business Day when we receive proof of death. Similarly, if the Contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the Account Value at the end of the Business Day when we receive proof of death.

For Contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the Contract's 10th anniversary date, if later) before annuity payments have started, the death benefit is the highest of:

         (a) your highest Account Value on any contract anniversary before age 81, plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);


         (b) total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); and


         (c)   your current Account Value.

The reductions in the death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro-rata basis with respect to Account Value at the time of withdrawal.

Death benefits and benefit distributions required because of a separate owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The owner selects the beneficiary of the death benefit. An owner may change beneficiaries by sending the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

The maximum issue age for the Annuitant is 85 years old.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 98th birthday or earlier, if required by law. Contract terms that apply to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit will be the Adjusted Account Value, less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied instead if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment.

ANNUITIES

Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.

If you haven't already selected a form of annuity, within six months prior to your Retirement Date we'll send you a notice form. You can tell us on the form the type of annuity you want or confirm to us that we're to provide the normal form of annuity, which is the LIFE AND TEN YEARS CERTAIN ANNUITY. However, if we don't receive a completed form from you on or before your Retirement Date, we'll extend the Retirement Date until we receive your written instructions at our Administrative Office. During this extension, the values under your contract in the various Investment Options will remain invested in those options and amounts remaining in Variable Account Options will continue to be subject to the associated investment risks. However, your Retirement Date can't be extended beyond your 98th birthday or earlier, if required by law. You'll receive a lump sum benefit if you don't make an election by then.

We currently offer the following types of annuities:

A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our general account.

A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period you select when you select the type of annuity you want. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant or the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.

ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our annuity rates then in effect would yield a larger payment, those rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those that would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after we receive the required form at our Administrative Office. We can defer our action, however, for any period during which:

(1)  the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or

(3) the SEC, by order, permits Integrity to defer action in order to protect persons with interests in the Separate Account. Integrity can defer payment of your Fixed Accounts for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the cover page of this prospectus. We can't honor your requests unless they are in proper and complete form. Whenever possible, use one of our printed forms, which you can get from our Administrative Office.

PART 6 - VOTING RIGHTS

VOTING RIGHTS

Integrity is the legal owner of the shares of the Portfolios held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Portfolios' Boards of Directors, to ratify the selection of independent auditors for the Portfolios, and on any other matters described in the Portfolios' current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.

If we don't receive instructions in time from all owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we aren't responsible for any failure by your employer to ask for your instructions or to tell us what your instructions are. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportion that other owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Portfolios in our own right or to restrict owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You vote only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Portfolios' Boards for the shareholders' meeting. We count fractional shares. The record date for this purpose can't be more than 60 days before the shareholders' meeting. After annuity payments have begun, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW PORTFOLIO SHARES ARE VOTED

All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. If shares of the Portfolios are sold to separate accounts of other insurance companies, the shares voted by those companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by Integrity from its owners.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by owners.

PART 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the owner, Annuitant, and the beneficiary or other payee may depend on Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.


The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We cannot guarantee that the IRS or the courts will not change their views on the treatment of these contracts. Future legislation may affect annuity contracts adversely. Moreover, we have not attempted to consider any applicable state or other tax laws. Because of the complexity of the tax laws and the fact that tax results will vary according to the particular circumstances, any one considering buying a contract, or selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars. Earnings under the contract generally will not be taxed until you make a withdrawal. An individual (or employer) may also purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, an individual (or employer) may buy the Annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (NONQUALIFIED ANNUITY), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program, (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under the federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) will not be taxed when you receive those amounts back in a distribution. Also, an owner is not generally taxed on the annuity's earnings until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in its value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.


You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code states that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are first treated as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, isn't taxable. Generally, the investment or basis in the contract equals the contributions made by or on your behalf, minus any amounts previously withdrawn that were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were rolled over to the contract in a tax-free exchange.


If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is determined using a ratio of the owner's investment to his or her expected return under the contract (exclusion Ratio). The rest of each payment will be ordinary income. That means that part of your payment is tax-free and part of it is taxable. When all of these tax-free portions add up to your investment in the annuity, future payments are entirely ordinary income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notifies us of that election.

The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, you may be subject to a tax penalty of 10% on the taxable portion of a distribution unless it is:

(1)  on or after the date on which the taxpayer attains age 59 1/2;
(2)  as a result of the owner's death;
(3) part of a series of substantially equal periodic payments (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;
(4)  a result of the taxpayer becoming disabled within the meaning of Code
     Section 72(m)(7);
(5)  from certain qualified plans (note, however, other penalties may apply);
(6)  under a qualified funding asset (as defined in Section 130(d) of the Code);
(7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;
(8)  under an immediate annuity as defined in Code Section 72(u)(4);
(9)  for the purchase of a first home (distribution up to $10,000);
(10) for certain higher education expenses; or
(11) to cover certain deductible medical expenses.

Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Part 5.

All annuity contracts issued by Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, to be treated as an annuity, a contract must provide the following distribution rules: (a) if any owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years. However, any interest that is payable to a beneficiary may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions begin within one year after the owner's death. If the beneficiary is the owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the owner.

DIVERSIFICATION STANDARDS

Integrity manages the investments in the annuities under Section 817(h) of the Code to ensure that they will be taxed as described above.

TAX-FAVORED RETIREMENT PROGRAMS

An owner can use this annuity with certain types of retirement plans that receive favorable tax treatment under the Code. Numerous tax rules apply to the participants in qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Special rules also apply to the time at which distributions must begin and the form in which the distributions must be paid. THE SAI CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON INTEGRITY

The contracts allow Integrity to charge the Separate Account for taxes. Integrity can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

PART 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina are required to keep a $3,000 minimum account balance. You may also specify an account for direct deposit of your systematic withdrawals. To enroll in our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one Business Day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your Account to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.


Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't make a Market Value Adjustment. AMOUNTS WITHDRAWN FROM YOUR GRO ACCOUNT UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWAL AND TO INCOME TAXATION. See Part 7, "Tax Aspects of the Contract."

INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy, from your contract prior to your reaching age 59 1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Part 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:


-  the date you reach age 59 1/2;  or
-  five years from the date of the first distribution.


If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions before you reached age 59 1/2 made under the Income Plus Withdrawal Program plus interest.


You can choose the Income Plus Withdrawal Program any time before you reach age 59 1/2. You can elect this option by sending the election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your withdrawals.


To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one Business Day after we receive the form. You may end your participation in the program upon seven Business Days prior written notice, and we may terminate or change the Income Plus Withdrawal Program at any time. If on any withdrawal date you don't have enough money in your Accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option or Asset Allocation and Rebalancing Program.

AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which we transfer contributions that you have made to the VIP Money Market Option on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program and these transfers won't count towards your twelve free transfers.

To enroll in our dollar cost averaging program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the dollar cost averaging program at any time. If you don't have enough money in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.

SYSTEMATIC TRANSFER PROGRAM

We also offer a systematic transfer program under which contributions to the STO are automatically transferred on a monthly or quarterly basis to one or more other Investment Options that you select. We'll transfer your STO contributions in equal installments of not less than $1,000 over a one-year period. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro-rata basis and your enrollment in the program will be ended. Any money remaining in the STO at the end of the year during which transfers are required to be made will be transferred on a pro-rata basis at the end of that year to the Options you have chosen for this program. We won't charge a transfer charge for transfers under our systematic transfer program, and these transfers won't count towards your twelve free transfers.

To enroll in our systematic transfer program, send the appropriate form to our Administrative Office. We can terminate the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be currently available in some states.

CUSTOMIZED ASSET REBALANCING

We offer a Customized Asset Rebalancing program that allows you to determine how often rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will automatically be rebalanced by transfers among your Investment Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. We won't charge a transfer charge for transfers under our Customized Asset Rebalancing program, and they won't count towards your twelve free transfers.

Fixed Accounts aren't eligible for the Customized Asset Rebalancing program.

To enroll in our Customized Asset Rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the Customized Asset Rebalancing program at any time.

CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM

We offer an Asset Allocation and Rebalancing Program developed in consultation with Callan Associates. Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.

You may select one of five proposed Asset Allocation Rebalancing Models:
Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. The contribution you are making will initially be allocated among the Options established for each Model. If we change the Model, your account values will be automatically reallocated accordingly unless you have terminated your participation. You and your financial representative also have the option to design a program that is tailored to your specific retirement needs.

When you select this program, your account values will be allocated and your variable portfolios will automatically be rebalanced at least annually. The program automatically applies to all contributions made to your annuity contract while you are still participating. You will receive a confirmation notice after each rebalancing. We won't charge a transfer charge for transfers made under the Asset Allocation and Rebalancing Program. These transfers won't count toward your twelve free transfers.

In each Asset Allocation Rebalancing Model, a part of each contribution is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO won't be reallocated or rebalanced while you are participating in a specific Model. You may cancel or change the Model you have selected at any time. If you withdraw or transfer your GRO funds, they may be subject to a Market Value Adjustment that may increase or decrease your account value.

To enroll in the Asset Allocation and Rebalancing Program, complete the appropriate form and send it to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. If, after selecting one of the five models, you request a transaction that results in a reallocation outside one of the Models, your participation in the Model program automatically ends. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. This program isn't available with the Customized Asset Rebalancing program. We can terminate or change this program in whole or in part, or restrict contributions to the program. This program may not be available in all states.

You may terminate participation in this program upon one day's prior written notice.

PERFORMANCE INFORMATION

Performance data for the Variable Account Options, including the yield and effective yield of the VIP Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. This performance data is based only the performance of a hypothetical investment in that Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time frame. It shouldn't be considered as a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return information reflects changes in Portfolio share price, the automatic reinvestment of all distributions and the deduction of contract charges and expenses that may apply. Total returns also may be shown that don't take into account the annual administrative charge that is applied when the Account Value is less than $50,000 at the end of the contract year.

CUMULATIVE TOTAL RETURNS show an Investment Option's performance over a specific period of time, usually several years. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.

Some Investment Options may also advertise YIELD, which shows the income generated by an investment in that particular Option over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses.

The VIP Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in that Option over a specified seven-day period. Effective yield is calculated in a similar manner except that it assumes that the income earned is reinvested, and the income on the reinvested amount is included. The VIP II Investment Grade Bond and VIP High Income Option may advertise a 30-day yield which reflects the income generated by an investment in that Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the Statement of Additional Information.

PART 9 - PRIOR CONTRACTS

INVESTMENT OPTIONS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 1999

For contracts issued prior to May 1, 1999, the VIP III Mid Cap Portfolio is not yet available.

SEPARATE ACCOUNT ANNUAL EXPENSES

For contracts issued prior to May 1, 1999, the Mortality and Expense Risk Fees are 1.20%, Administrative Expenses are .15% and Total Separate Account Annual Expenses are 1.35%.

FUND ANNUAL EXPENSES

For contracts issued prior to May 1, 1999, the 0.10% charge imposed by certain of the Portfolios pursuant to a Rule 12b-1 Plan doesn't apply. (This charge is reflected in the "Other Expenses" column of the underlying mutual funds in the Table of Annual Fees and Expenses).

GUARANTEED RATE OPTION

For contracts issued prior to May 1, 1999, the two-year GRO was not available.

TABLE OF ANNUAL FEES AND EXPENSES FOR CONTRACTS ISSUED BEFORE MAY 1, 1999


Owner Transaction Expenses
--------------------------
      Sales Load on Purchases........................................................................... $0
      Exchange Fee (1).................................................................................. $0


Annual Administrative Charge
----------------------------
      Annual Administrative Charge* ................................................................... $30
        * This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Annual Administrative Charge" in
          Part 4.


Separate Account Annual Expenses
(as a percentage of separate account value) (2)
-----------------------------------------------
      Mortality and Expense Risk Fees................................................................ 1.20%
      Administrative Expenses........................................................................  .15%
                                                                                                      -----
      Total Separate Account Annual Expenses......................................................... 1.35%
                                                                                                      -----
                                                                                                      -----

Portfolio Annual Expenses After Reimbursement
(as a percentage of average net assets) (3)
-------------------------------------------
                                                         Management            Other           Total Annual
Portfolio                                                   Fees              Expenses           Expenses
---------                                                   ----              --------           --------
 VIP Money Market: Initial Class.................           .18%                .09%              .27%
 VIP High Income: Initial Class..................           .58%                .11%              .69%
 VIP Equity-Income: Initial Class................           .48%                .08%              .56% (3)
 VIP Growth: Initial Class.......................           .58%                .07%              .65% (3)
 VIP Overseas: Initial Class.....................           .73%                .14%              .87% (3)
 VIP II Investment Grade Bond: Initial Class.....           .43%                .11%              .54%
 VIP II Asset Manager: Initial Class.............           .53%                .09%              .62% (3)
 VIP II Index 500: Initial Class.................           .24%                .04%              .28% (4)
 VIP II Contrafund: Initial Class................           .58%                .07%              .65% (3)
 VIP II Asset Manager: Growth: Initial Class.....           .58%                .12%              .70% (3)
 VIP III Balanced: Initial Class.................           .43%                .12%              .55% (3)
 VIP III Growth Opportunities: Initial Class.....           .58%                .10%              .68% (3)
 VIP III Growth & Income: Initial Class..........           .48%                .11%              .59% (3)

-------------------------
1) After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers.

2)  See "Deductions and Charges - Separate Account Charges" in Part 4.

3) A portion of the brokerage commissions that certain Portfolios pay was used to reduce Portfolio expenses. In addition, through arrangements with certain Portfolios, or through Fidelity Research & Management (FMR) on behalf of certain Portfolio's custodians, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable Portfolio's expenses. Without these reductions, the Total Annual Expenses presented above would have been .57% for VIP Equity-Income Portfolio, .66% for VIP Growth Portfolio, .91% for VIP Overseas Portfolio, .63% for VIP II Asset Manager Portfolio, .67% for VIP II Contrafund Portfolio, .71% for VIP II Asset Manager: Growth Portfolio, .57% for VIP III Balanced Portfolio, .69% for VIP III Growth Opportunities Portfolio, .60% for VIP III Growth & Income Portfolio.

4) FMR agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the Other Expenses for the Portfolio would have been .10% and the Total Annual Expenses would have been .34%.

EXAMPLE FOR CONTRACTS ISSUED BEFORE MAY 1, 1999

The example below shows the expenses on a $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.

EXPENSES PER $1,000 INVESTMENT WHETHER YOU ELECT TO ANNUITIZE, SURRENDER OR CONTINUE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

Portfolio                                            1 year           3 years           5 years         10 years
---------                                            ------           -------           -------         --------
VIP Money Market: Initial Class.................     $17.35            $53.67           $ 92.28          $199.81
VIP High Income: Initial Class..................     $21.65            $66.72           $114.25          $244.80
VIP Equity-Income: Initial Class................     $20.32            $62.70           $107.49          $231.08
VIP Growth: Initial Class.......................     $21.24            $65.48           $112.18          $240.59
VIP Overseas: Initial Class.....................     $23.50            $72.28           $123.55          $263.50
VIP II Investment Grade Bond: Initial Class.....     $20.12            $62.07           $106.45          $228.95
VIP II Asset Manager: Initial Class.............     $20.94            $64.56           $110.62          $237.43
VIP II Index 500: Initial Class.................     $17.45            $53.98           $ 92.81          $200.91
VIP II Contrafund: Initial Class................     $21.24            $65.48           $112.18          $240.59
VIP II Asset Manager: Growth: Initial Class.....     $21.76            $67.03           $114.77          $245.84
VIP III Balanced: Initial Class.................     $20.22            $62.39           $106.97          $230.01
VIP III Growth Opportunities: Initial Class.....     $21.55            $66.41           $113.73          $243.75
VIP III Growth & Income: Initial Class..........     $20.63            $63.63           $109.06          $234.26

This example assumes that all of the fixed charges of the Separate Account and of the investment advisory fees and other expenses of the Portfolios will continue as they were for their most recent fiscal year or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO EXPENSES MAY BE MORE OR LESS. The annual rate of return assumed in the example isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. This per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The table and example above are to help you understand the various costs and expenses that apply to your contract, directly or indirectly. This table shows expenses of the Separate Account as well as those of the Portfolios. Premium taxes may also apply when you receive a payout of your contributions.

                                   APPENDIX A

FINANCIAL INFORMATION

The table below shows the Unit Value for each Variable Account Option at inception, the number of Units outstanding at December 31 of each year since inception, and the Unit Value at the end of each period. The Unit Value at the beginning of each period is the Unit Value as of the end of the previous period.

                        UNIT VALUES AND UNITS OUTSTANDING

                      SERVICE CLASS-  SERVICE CLASS-  SERVICE CLASS ASSET  SERVICE CLASS-   SERVICE CLASS   SERVICE CLASS-GROWTH
                      ASSET MANAGER     CONTRAFUND      MANAGER: GROWTH       BALANCED     GROWTH & INCOME      OPPORTUNITIES
                         DIVISION        DIVISION           DIVISION          DIVISION        DIVISION            DIVISION
                         --------        --------           --------          --------        --------            --------
Date of Inception**       $10.00          $10.00             $10.00            $10.00          $10.00              $10.00

December 31, 1999         $10.39          $11.69             $10.45            $10.08          $10.54              $10.00

Number of Units           92.970          48,186              6,521            42,745          73,671              34,458


                      SERVICE CLASS-       SERVICE CLASS-EQUITY     SERVICE CLASS-     SERVICE CLASS     SERVICE CLASS-
                        HIGH INCOME               INCOME                 GROWTH           MID CAP           OVERSEAS
                         DIVISION                DIVISION               DIVISION         DIVISION           DIVISION
                         --------                --------               --------         --------           --------
Date of Inception**       $10.00                  $10.00                 $10.00           $10.00             $10.00

December 31, 1999         $10.00                   $9.74                 $12.75           $13.79             $13.66

Number of Units           26,381                  57,338                 67,751            2,245             27,274


                      INITIAL CLASS-      INITIAL CLASS-      INITIAL CLASS-
                       MONEY MARKET      INVESTMENT GRADE        INDEX 500
                         DIVISION          BOND DIVISION         DIVISION
                         --------          -------------         --------
Date of Inception**       $10.00              $10.00              $10.00

December 31, 1999         $10.20               $9.99              $11.32

Number of Units           654,786              9,111              79,236

**The date of inception is June 1, 1999 for the High Income Option-Service Class, Equity-Income Option-Service Class, Growth Option-Service Class, Overseas Option-Service Class, and the Contrafund Option-Service Class; June 2, 1999 for the Growth & Income Option-Service Class; June 9, 1999 for the Growth Opportunities Option-Service Class; June 14, 1999 for the Balanced Option-Service Class and Mid Cap Option-Service Class; July 6, 1999 for the Asset Manager Option-Service Class; and July 12, 1999 for the Asset Manager:Growth Option-Service Class.

For contracts issued on and after May 1, 1999, the date of inception is June 21, 1999 for the Money Market Option-Initial Class, and June 1, 1999 for the Investment Grade Bond Option-Initial Class and Index 500 Division-Initial Class.

For information on INITIAL CLASS OPTIONS HELD UNDER CONTRACTS ISSUED BEFORE MAY 1, 1999, see the tables provided on the following two pages.

For contracts issued on or after May 1, 2000, condensed financial information is not provided for any of the MFS Divisions or the Janus Aspen Divisions because as of May 1, 2000 those Divisions had not started operations. The Unit Value for each of those Divisions at inception will be $10.00.

                        UNIT VALUES AND UNITS OUTSTANDING

                    INITIAL CLASS-   INITIAL CLASS-   INITIAL CLASS  INITIAL CLASS- INITIAL CLASS-   INITIAL CLASS-  SERVICE CLASS-
                     MONEY MARKET     HIGH INCOME     EQUITY-INCOME      GROWTH        OVERSEAS     INVESTMENT GRADE      MIDCAP
                        DIVISION        DIVISION        DIVISION        DIVISION       DIVISION           BOND           DIVISION
                        --------        --------        --------        --------       --------         DIVISION         --------
                                                                                                        --------
 Date of Inception*          $10.00      $10.00            $10.00          $10.00         $10.00           $10.00        $10.00
December 31, 1987            $10.18           -             $7.74           $7.51          $8.13           $10.21          -
Number of Units               1,952           -            25,560              50          7,250           26,988          -
December 31, 1988            $10.75           -             $8.49           $7.48          $8.93           $10.69          -
Number of Units               2,062           -             8,962           2,043          2,019           45,789          -
December 31, 1989            $11.57           -            $10.41          $10.45         $11.02           $12.20          -
Number of Units              43,299           -             8,517           2,284          1,937            4,372          -
December 31, 1990            $12.34           -             $9.04          $11.04         $10.16           $12.82          -
Number of Units               2,427           -            29,446           2,060          1,779            3,350          -
December 31, 1991            $12.90           -            $12.92          $17.96         $12.44           $14.38          -
Number of Units               1,422           -             7,198           1,777            945            1,160          -
December 31, 1992            $13.22           -            $14.90          $19.36         $10.95           $15.13          -
Number of Units              68,139           -           124,911         129,511         35,346           80,734          -
December 31, 1993            $13.46      $11.45            $17.38          $22.80         $14.83           $16.57          -
Number of Units             346,644     615,289           748,436         444,077        480,406          330,360          -
December 31, 1994            $13.84      $11.12            $18.35          $22.49         $14.88           $15.73          -
Number of Units           1,363,372     989,407         1,206,683         988,674      1,272,218          454,358          -
December 31, 1995            $14.46      $13.23            $24.46          $30.03         $16.10           $18.20          -
Number of Units           1,823,146   2,238,450         2,264,897       1,665,857      1,308,440          627,020          -
December 31, 1996            $15.03      $14.88            $27.57          $33.98         $17.98           $18.53          -
Number of Units           1,839,938   2,871,483         2,977,144       2,311,771      1,792,964          807,207          -
December 31, 1997            $15.64      $17.27            $34.85          $41.39         $19.79           $19.93          -
Number of Units           2,298,303   3,057,834         3,512,365       2,026,809      2,066,717          834,294          -
December 31, 1998            $16.28      $16.30            $38.37          $56.96         $22.01           $21.40          -
Number of Units           3,190,762   3,293,280         3,398,759       1,942,238      1,813,403        1,235,812          -
December 31, 1999            $16.89      $17.40            $40.25          $77.23         $30.97           $20.89        $13.11
Number of Units           3,247,590   2,520,734         2,434,119       1,747,063      1,327,100        1,010,650        10,125

*The Inception dates are: February 19, 1993 for the VIP High Income Option; March 4, 1993 for the VIP II Index 500 Option; February 6, 1995 for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option; December 31, 1996 for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option; September 24, 1999 for the VIP III Mid Cap Option - Service Class. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond, and Balanced Options, respectively.

                        UNIT VALUES AND UNITS OUTSTANDING

                       INITIAL CLASS- INITIAL CLASS-  INITIAL CLASS-  INITIAL CLASS-   INITIAL CLASS-  INITIAL CLASS-    INITIAL
                       ASSET MANAGER     INDEX 500     CONTRAFUND     ASSET MANAGER      BALANCED         GROWTH      CLASS-GROWTH
                         DIVISION        DIVISION        DIVISION         GROWTH          DIVISION        & INCOME    OPPORTUNITIES
                         --------        --------        --------        DIVISION         --------        DIVISION       DIVISION
                                                                         --------                         --------       --------
Date of Inception*            $10.00          $10.00          $10.00          $10.00           $10.00          $10.00        $10.00
December 31, 1987              $8.00               -               -               -                -               -             -
Number of Units               29,166               -               -               -                -               -             -
December 31, 1988              $8.98               -               -               -                -               -             -
Number of Units               11,300               -               -               -                -               -             -
December 31, 1989             $11.16               -               -               -                -               -             -
Number of Units               10,635               -               -               -                -               -             -
December 31, 1990             $11.02               -               -               -                -               -             -
Number of Units               12,194               -               -               -                -               -             -
December 31, 1991             $13.60               -               -               -                -               -             -
Number of Units                5,272               -               -               -                -               -             -
December 31, 1992             $15.01               -               -               -                -               -             -
Number of Units              309,292               -               -               -                -               -             -
December 31, 1993             $17.92          $10.52               -               -                -               -             -
Number of Units            1,748,246          98,288               -               -                -               -             -
December 31, 1994             $16.60          $10.49               -               -                -               -             -
Number of Units            3,509,145         218,119               -               -                -               -             -
December 31, 1995             $19.15          $14.20          $13.50          $12.03                -               -             -
Number of Units            2,973,440         474,834       1,068,907         175,138                -               -             -
December 31, 1996             $21.65          $17.20          $16.15          $14.23                -               -             -
Number of Units            2,708,795       1,207,882       2,382,588         479,960                -               -             -
December 31, 1997             $25.77          $22.51          $19.78          $17.56           $11.33          $12.11        $11.90
Number of Units            2,687,060       2,028,663       2,782,642         695,464          124,495         412,889       458,320
December 31, 1998             $29.25          $28.50          $25.36          $20.37           $13.15          $15.48        $14.62
Number of Units            2,454,761       2,724,340       3,185,222         745,989          300,468       1,438,416     1,094,151
December 31, 1999             $32.05          $33.89          $31.09          $23.16           $13.56          $16,67        $15.04
Number of Units            1,723,306       2,467,236       2,827,810         642,566          366,568       1,477,124     1,043,627

*The Inception dates are: February 19, 1993 for the VIP High Income Option; March 4, 1993 for the VIP II Index 500 Option; February 6, 1995 for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option; December 31, 1996 for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option; September 24, 1999 for the VIP III Mid Cap Option - Service Class. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond, and Balanced Options, respectively.

                                   APPENDIX B

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

                 Contribution:             $50,000.00

                 GRO Account duration:     7 Years

                 Guaranteed Interest Rate: 5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed for the purposes of these examples that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we do not declare a rate for the exact time remaining, we will use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                           48/12                      48/12
    -0.0551589 = [(1 + .05)      / (1 + .0625 + .0025)     ] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

    -$3,192.67 = -0.0551589 X $57,881.25

Thus, the amount payable on a full withdrawal (the Market Adjusted Value) would be:

             $54,688.58 = $57,881.25 - $3,192.67


EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                         48/12                    48/12
    .0290890 = [(1 + .05)      / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

    $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

    $59,564.96 = $57,881.25 + $1,683.71

Thus, the amount payable on a full withdrawal would be:

    $59,564.96 = $57,881.25 + $1,683.71


Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

                                   APPENDIX C

SAI TABLE OF CONTENTS

Part 1 - Integrity and Custodian...............................................1
Part 2 - Distribution of the Contracts.........................................1
Part 3 - Performance Information...............................................2
Part 4 - Determination of Accumulation Values..................................8
Part 5 - Tax-Favored Retirement Programs.......................................8
      Traditional Individual Retirement Annuities..............................8
      Roth Individual Retirement Annuities.....................................8
      SIMPLE Individual Retirement Annuities...................................8
      Tax Sheltered Annuities..................................................9
      Simplified Employee Pensions.............................................9
      Corporate and Self-Employed (H.R. 10 and Keogh) Pension
        and Profit Sharing Plans...............................................9
      Deferred Compensation Plans of State and Local Governments and
        Tax-Exempt Organizations...............................................9
      Distributions Under Tax-Favored Retirement Programs......................9
Part 6 - Financial Statements.................................................10

--------------------------------------------------------------------------------
If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY 40201-0074
ATTN: Request for SAI of Separate Account I (IQ)

Name:
     -----------------------------------------------

Address:
        --------------------------------------------

City:                      State:        Zip:
     ---------------------       -------     --------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2000

                                       FOR

                                 GRANDMASTER III

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                      FUNDED THROUGH ITS SEPARATE ACCOUNT I



                                TABLE OF CONTENTS
                                                                            Page

Part 1 - Integrity and Custodian...............................................1
Part 2 - Distribution of the Contracts.........................................1
Part 3 - Performance Information...............................................2
Part 4 - Determination of Accumulation Values..................................8
Part 5 - Tax Favored Retirement Programs.......................................8
    Traditional Individual Retirement Annuities................................8
    Roth Individual Retirement Annuities.......................................8
    SIMPLE Individual Retirement Annuities.....................................8
    Tax Sheltered Annuities....................................................8
    Simplified Employee Pensions...............................................9
    Corporate and Self-Employed (H.R.10 and Keogh) Pension and Profit
      Sharing Plans............................................................9
    Deferred Compensation Plans of State and Local Governments and
      Tax-Exempt Organizations.................................................9
    Distributions Under Tax Favored Retirement Programs........................9
Part 6 - Financial Statements.................................................10


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 2000. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of The Western and Southern Life Insurance Company ("W&S"), a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.


Until March 3, 2000, Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by Integrity for management services in 1997 were $19,307,552, in 1998 were $27,158,002, and in 1999 were $32,545,976 including services applicable to the Registrant.

Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, "AAA" (Extremely Strong) by Standard & Poor's Corporation, "Aa2" (Excellent) by Moody's Investors Service, Inc., and "AAA" (Highest) by Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.


During 1999, prior to acquisition by W&S, the following actions were taken by state insurance departments: 1) Integrity's Hawaii certificate of authority was cancelled September 16, 1999 and was reinstated during the fourth quarter of 1999; 2) Integrity agreed effective September 8, 1999 that it would not accept new applications from residents of the state of Colorado without the approval of the Commissioner of the Colorado Division of Insurance; 3) Integrity agreed effective January 20, 2000 that it would not write any general account or guaranteed separate account business in the State of California, and that upon the closing of the W&S acquisition that Integrity would request the consent of the California Insurance Commissioner prior to resumption of writing such business in California; 4) Integrity's certificate of authority was suspended in the State of Nevada effective September 21, 1999, however, the Nevada Division of Insurance advised of the rescission of such Order on March 10, 2000 and a formal Order rescinding such suspension is expected; 5) Integrity agreed effective January 7, 2000 that it would not write any general account business in the State of Florida until the closing of the acquisition by W&S and upon meeting certain statutory surplus requirements; (6) Integrity's North Carolina certificate of authority was restricted to "no new business" effective September 29, 1999. Integrity expects all such remaining restrictions to be lifted once the state insurance departments involved have completed their review of the W&S acquisition of Integrity.

TAX STATUS OF INTEGRITY

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Account isn't a separate entity from Integrity and its operations form a part of Integrity, it isn't taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, isn't taxed to Integrity. Integrity can make a tax deduction if federal tax laws change to include these items in our taxable income.

PART 2 - DISTRIBUTION OF THE CONTRACTS

Touchstone Securities, Inc. ("Touchstone Securities"), 311 Pike Street, Cincinnati, Ohio 45202, and indirect subsidiary of W&S and an affiliate of Integrity, is the principal underwriter of the contracts. Touchstone Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. The contracts are offered through Touchstone Securities on a continuous basis.


We generally pay a maximum distribution allowance of 7.5% of initial contribution and 7% of additional contributions, plus .50% trail commission paid on Account Value after the 8th Contract Year. The amount of distribution allowances paid was $2,933,356 for the year ended December 31, 1999, $7,795,349 for the year ended December 31, 1998, and $6,750,503 for the year ended December 31, 1997. Distribution allowances weren't retained by ARM Securities Corporation, the principal underwriter for the contracts prior to March 3, 2000, during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.

PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and we can't guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all charges that apply to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if they would apply. Any total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those that currently apply under the contract. Total returns may be shown at the same time that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period shown. Average annual returns are calculated pursuant to the following formula:
      n
P(1+T) = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                               365/7
   Effective Yield = {(Base Period Return) + 1)     } - 1

For the period ending: 12/31/99
                                                      All figures are unaudited.
RETURNS WITH SURRENDER CHARGES


                                    VARIABLE                         SEC STANDARDIZED
                                    ACCOUNT                      AVERAGE ANNUAL RETURN (1)
                                    INCEPTION     -------------------------------------------------------
VARIABLE OPTIONS                    DATE (2)              1 YEAR              5 YEAR              10 YEAR         LIFE OF ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
VIP II Asset Manager: Initial Class    9/3/91              2.52%               7.65%                n/a               11.24%

VIP II Asset Manager: Growth:
Initial Class                          2/8/95              6.63%                n/a                 n/a               18.23%

VIP III Balanced: Initial Class        2/19/97            - 3.94%               n/a                 n/a               10.00%

VIP II Contrafund: Initial Class       2/8/95              15.50%               n/a                 n/a               25.68%

VIP Equity-Income: Initial Class       9/3/91             - 2.18%              16.61%               n/a               15.13%

VIP Growth: Initial Class              9/3/91              31,33%              39.76%               n/a               20.67%

VIP III Growth & Income:
Initial Class                          2/14/97             0.62%                n/a                 n/a               18.13%

VIP III Growth Opportunities:          2/19/97            -4.21%                n/a                 n/a               14.19%
Initial Class

VIP High Income: Initial Class         2/19/93            - 0.38%              8.86%                n/a                8.33%

VIP II Index 500: Initial Class        3/4/93              11.81              26.12%                n/a               19.45%

VIP II Investment Grade Bond:
Initial Class                          9/3/91             -9.46%               5.29%                n/a                5.32%

VIP Mid Cap: Service Class            12/28/98            39.86%                n/a                 n/a               23.77%
                                ---------------------------------------------------------------------------------------------------
VIP Overseas: Initial Class            9/3/91             33.63%               15.38%               n/a               11.94%
                                ---------------------------------------------------------------------------------------------------




(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment period over the indicated. The performance figures reflect the deduction of mortality and expenses and administrative charges totaling 1.35%. They also reflect any withdrawal charges that would apply if an owner terminated the policy at the end of the period, but exclude deductions for the applicable premium tax charges. Surrender charges are 8% in year one, declining 1% annually in years one through seven, 0% thereafter.
(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year are not annualized.

For the period ending: 12/31/99
                                                      All figures are unaudited.
                            NON STANDARDIZED RETURNS


RETURNS WITHOUT SURRENDER CHARGES (1)


                                              CUMULATIVE TOTAL RETURN                       AVERAGE ANNUAL RETURN
                         FUND          --------------------------------------------------------------------------------------------
                         INCEPTION                                      LIFE OF                                           LIFE OF
VARIABLE OPTIONS         DATE (3)   3 YEAR     5 YEAR     10 YEAR       FUND     1 YEAR    3 YEAR    5 YEAR   10 YEAR     FUND
-----------------------------------------------------------------------------------------------------------------------------------
VIP II Asset Manager:    9/6/89      48.05      93.10      200.08      201.23      9.59     13.97     14.07     11.62     11.28
Initial Class
VIP II Asset Manager:    1/3/95      62.72       n/a         n/a       133.85     13.70     17.62      n/a       n/a      18.56
Growth: Initial Class
VIP III Balanced:        1/3/95      44.28       n/a         n/a        75.92      3.14     13.00      n/a       n/a      11.98
Initial Class
VIP II Contrafund:       1/3/95      92.49       n/a         n/a       217.30     22.58     24.40      n/a       n/a      26.03
Initial Class
VIP Equity-Income:       10/9/86     45.99     119.32      237.76      361.15      4.90     13.44     17.01     12.94     12.25
Initial Class
VIP Growth: Initial      10/9/86    127.28     243.40      437.58      713.22     35.58     31.48     27.99     18.32     17.17
Class
VIP III Growth &         12/31/96     n/a        n/a         n/a        76.70      7.70      n/a       n/a       n/a      20.91
Income: Initial Class
VIP III Growth           1/3/95      62.12       n/a         n/a       147.31      2.87     17.47      n/a       n/a      19.89
Opportunities:
Initial Class
VIP High Income:         9/19/85     16.89      56.43      151.25       94.86      6.70      5.34      9.36      9.65      4.78
Initial Class
VIP II Index 500:        8/27/92     97.02     223.05        n/a       268.86     18.89     25.36     26.43      n/a      19.45
Initial Class
VIP II Investment        12/5/88     12.77      32.85       60.94       61.16     -2.38      4.09      5.85      4.87      4.41
Grade Bond: Initial
Class
VIP III Mid Cap:         12/28/98     n/a        n/a         n/a        51.48     46.94      n/a       n/a       n/a      51.01
Service Class
-----------------------------------------------------------------------------------------------------------------------------------
VIP Overseas: Initial    1/28/87     72.24     108.11      157.54      219.81     40.71     19.87     15.79      9.92      9.41
Class
-----------------------------------------------------------------------------------------------------------------------------------


                                                 CALENDAR YEAR RETURN(2)
                         -------------------------------------------------------------------

VARIABLE OPTIONS          1994       1995       1996       1997        1998         1999
--------------------------------------------------------------------------------------------
VIP II Asset Manager:     -7.42      15.38      13.04      19.02       13.50        9.59
Initial Class
VIP II Asset Manager:      n/a       21.49      18.30      23.38       15.98       13.70
Growth: Initial Class
VIP III Balanced:          n/a        n/a       12.40       8.48       20.54        3.14
Initial Class
VIP II Contrafund:         n/a       37.76      19.66      22.47       28.23       22.58
Initial Class
VIP Equity-Income:         5.48      33.27      12.73      26.38       10.12        4.90
Initial Class
VIP Growth: Initial       -1.16      33.54      13.14      21.82       37.61       35.58
Class
VIP III Growth &           n/a        n/a        n/a       28.34       27.84        7.70
Income: Initial Class
VIP III Growth             n/a       30.76      16.67      28.20       22.93        2.87
Opportunities:
Initial Class
VIP High Income:          -2.80      18.98      12.48      16.08       -5.62        6.70
Initial Class
VIP II Index 500:          -.79      35.34      21.15      30.91       26.60       18.89
Initial Class
VIP II Investment         -5.14      15.74       1.78       7.59        7.38       -2.38
Grade Bond: Initial
Class
VIP III Mid Cap:           n/a        n/a        n/a        n/a         n/a        46.94
Service Class
--------------------------------------------------------------------------------------------
VIP Overseas: Initial     35.21       .48        8.20      11.67       10.05       40.71
Class
--------------------------------------------------------------------------------------------

1) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.35%. The calculation assumes the policy is still in force and therefore does not take withdrawal charges into consideration. Non-standard performance is since the portfolio inception date, which may predate the separate account.
2)   Italicized returns are calculated from the inception date through year-end.
3) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.

PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/ CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index, which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation. Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by Integrity or any of the Sub-Advisers derived from such indices or averages.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS
Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.

PART 4 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 5 - TAX FAVORED RETIREMENT PROGRAMS

The contracts described in the prospectus may be used in connection with certain tax-favored retirement programs, for groups and individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may begin. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may begin. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are excluded from the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with these plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Plans in existence on August 20, 1996, should have established a trust, custodial account, or annuity contract by January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS

Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70-1/2 or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70-1/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Owners of traditional IRAs and five percent owners must begin distributions by age 70-1/2.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70 1/2 for Roth IRAs.

Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408(a) Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 6 - FINANCIAL STATEMENTS

Ernst & Young LLP is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.


The financial statements of the Separate Account as of December 31, 1999, and for the periods indicated in the financial statements and the statutory basis financial statements of Integrity as of and for the years ended December 31, 1999 and 1998 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.

The financial statements of Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

                              Financial Statements
                                (Statutory Basis)

                                 Integrity Life
                                Insurance Company

                     YEARS ENDED DECEMBER 31, 1999 AND 1998
                       WITH REPORT OF INDEPENDENT AUDITORS

                        Integrity Life Insurance Company

                              Financial Statements
                                (Statutory Basis)

                     Years Ended December 31, 1999 and 1998




                                    CONTENTS

Report of Independent Auditors................................................1

Audited Financial Statements

Balance Sheets (Statutory Basis)..............................................2
Statements of Operations (Statutory Basis)....................................4
Statements of Changes in Capital and Surplus (Statutory Basis)................5
Statements of Cash Flows (Statutory Basis)....................................6
Notes to Financial Statements (Statutory Basis)...............................8

                         Report of Independent Auditors

Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 1999 and 1998, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Integrity Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department.


                                                         /s/ Ernst & Young LLP
Louisville, Kentucky
March 31, 2000

                        Integrity Life Insurance Company

                        Balance Sheets (Statutory Basis)


                                                                        DECEMBER 31,
                                                                    1999              1998
                                                             ---------------------------------
                                                                    (IN THOUSANDS)
ADMITTED ASSETS
Cash and invested assets:
    Bonds                                                       $ 1,363,174       $ 4,562,340
    Preferred stocks and non-affiliated common stock                 75,828            32,704
    Investment in common stock of subsidiary                         55,179            59,503
    Mortgage loans                                                    8,935            11,719
    Policy loans                                                    104,194           102,305
    Cash and short-term investments                                 177,279           412,074
    Other invested assets                                            50,405            53,435
                                                             ---------------------------------
Total cash and invested assets                                    1,834,994         5,234,080

Separate account assets                                           1,657,370         2,124,250
Accrued investment income                                            35,912            47,091
Reinsurance balances receivable                                         101             1,048
Other admitted assets                                                14,769             2,097




                                                             ---------------------------------
Total admitted assets                                           $ 3,543,146       $ 7,408,566
                                                             =================================

                                                                        DECEMBER 31,
                                                                   1999              1998
                                                              -------------------------------
                                                                       (IN THOUSANDS)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
    Policy and contract liabilities:
      Life and annuity reserves                                $ 1,712,587       $ 1,512,538
      Funding agreement and GIC deposit fund liabilities                 -         3,508,124
      Unpaid claims                                                    120               120
      Deposits on policies to be issued, net                           766                83
                                                              -------------------------------
    Total policy and contract liabilities                        1,713,473         5,020,865

    Separate account liabilities                                 1,657,370         2,101,750
    Accounts payable and accrued expenses                            2,009             3,502
    Transfers to separate accounts due or (accrued), net           (34,299)          (59,632)
    Reinsurance balances payable                                     1,561             9,194
    Federal income taxes                                                 -                64
    Asset valuation reserve                                         24,942            34,578
    Interest maintenance reserve                                    26,706            38,637
    Other liabilities                                               66,772            12,920
                                                              -------------------------------
Total liabilities                                                3,458,534         7,161,878

Capital and surplus:
    Common stock, $2 par value, 1,500,000 shares
      authorized, issued and outstanding                             3,000             3,000
    Paid-in surplus                                                173,506           122,006
    Unassigned surplus (deficit)                                   (91,894)          121,682
                                                              -------------------------------
Total capital and surplus                                           84,612           246,688
                                                              -------------------------------
Total liabilities and capital and surplus                      $ 3,543,146       $ 7,408,566
                                                              ===============================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

                   Statements of Operations (Statutory Basis)

                                                                            YEAR ENDED DECEMBER 31,
                                                                             1999              1998
                                                                       --------------------------------
                                                                                 (IN THOUSANDS)
Premiums and other revenues:
    Premiums and annuity considerations                                  $    19,316       $     7,313
    Deposit-type funds                                                       576,356         1,868,553
    Net investment income                                                    250,298           321,469
    Amortization of the interest maintenance reserve                           2,080             2,243
    Income from separate account seed money investment                        26,600                 -
    Reserve adjustments on reinsurance ceded                                 210,442             1,033
    Other revenues                                                            39,098            19,376
                                                                       --------------------------------
Total premiums and other revenues                                          1,124,190         2,219,987

Benefits paid or provided:
    Death benefits                                                             6,588             5,528
    Annuity benefits                                                         183,245           240,573
    Surrender benefits                                                     1,245,928           297,863
    Interest on funds left on deposit                                         92,441           162,137
    Payments on supplementary contracts                                       13,155            10,982
    Increase in reserves and deposit fund liabilities                         32,323         1,216,263
                                                                       --------------------------------
Total benefits paid or provided                                            1,573,680         1,933,346

Insurance and other expenses:
    Commissions                                                               34,299            31,144
    General expenses                                                          28,602            23,542
    Taxes, licenses and fees                                                   2,627             1,483
    Net transfers to (from) separate accounts                               (511,329)          186,486
    Other expenses                                                           192,588             1,710
                                                                       --------------------------------
Total insurance and other expenses                                          (253,213)          244,365
                                                                       --------------------------------
Gain (loss) from operations before federal income taxes and
    net realized capital gains                                              (196,277)           42,276

Federal income tax expense                                                     2,706             5,456
                                                                       --------------------------------
Gain (loss) from operations before net realized capital gains               (198,983)           36,820

Net realized capital gains, excluding realized capital
    gains (losses), net of tax, transferred to the interest
    maintenance reserve (1999-$(137,773); 1998-$(1,392))                       8,284               945
                                                                       --------------------------------
Net income (loss)                                                        $  (190,699)      $    37,765
                                                                       ================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

         Statements of Changes in Capital and Surplus (Statutory Basis)

                     Years Ended December 31, 1999 and 1998

                                                                           UNASSIGNED         TOTAL
                                             COMMON         PAID-IN         SURPLUS        CAPITAL AND
                                             STOCK          SURPLUS        (DEFICIT)         SURPLUS
                                           ----------------------------------------------------------------------------------
                                                                 (IN THOUSANDS)
Balance, January 1, 1998                    $ 3,000       $ 113,109       $  95,651         $ 211,760
Net income                                                                   37,765            37,765
Net change in unrealized gain
     of subsidiary                                                            5,475             5,475
Net change in nonadmitted assets
      and related items                                                           1                 1
Increase in asset valuation reserve                                         (11,210)          (11,210)
Capital contribution, net                                     8,897                             8,897
Dividends to shareholder                                                     (6,000)           (6,000)
                                           -----------------------------------------------------------
Balance, December 31, 1998                    3,000         122,006         121,682           246,688

Net loss                                                                   (190,699)         (190,699)
Net change in unrealized gain
     of subsidiary                                                           (4,324)           (4,324)
Net change in nonadmitted
     assets and related items                                                  (589)             (589)
Change in reserve (change
     in valuation basis)                                                      3,000             3,000
Decrease in asset valuation reserve                                           9,636             9,636
Change in surplus in
     separate accounts                                                      (26,600)          (26,600)
Capital contribution                                         51,500                            51,500
Dividends to shareholder                                                     (4,000)           (4,000)
                                           -----------------------------------------------------------
Balance, December 31, 1999                  $ 3,000       $ 173,506       $ (91,894)        $  84,612
                                           ===========================================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

                   Statements of Cash Flows (Statutory Basis)


                                                                           YEAR ENDED DECEMBER 31,
                                                                            1999             1998
                                                                    ---------------------------------
                                                                           (IN THOUSANDS)
OPERATIONS:
    Premiums, policy proceeds, and other
      considerations received                                          $   595,672       $ 1,875,866
    Net investment income received                                         261,225           315,760
    Commission and expense allowances received
      on reinsurance ceded                                                 222,417               904
    Benefits paid                                                       (1,449,145)         (555,176)
    Insurance expenses paid                                                (67,022)          (55,204)
    Other income received net of other expenses paid                         2,080            17,100
    Net transfers from (to) separate accounts                              536,663          (204,091)
    Federal income taxes paid                                              (10,689)           (1,814)
                                                                    ---------------------------------
Net cash provided by operations                                             91,201         1,393,345

INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or repayments
    of investments:
      Bonds                                                              1,195,883         4,854,879
      Preferred stocks                                                      34,428            86,730
      Mortgage loans                                                         2,784             1,467
      Other invested assets                                                 19,918            63,054
      Net gains (losses) on cash and short-term investments                     18               580
      Profit on sale or maturity of derivative instruments                  13,633                 -
      Miscellaneous proceeds                                                 2,676             1,050
                                                                    ---------------------------------
Total investment proceeds                                                1,269,340         5,007,760
Benefits recovered (taxes paid) on capital gains                             1,077            (3,264)
                                                                    ---------------------------------
Net proceeds from sales, maturities, or repayments
    of investments                                                       1,270,417         5,004,496

                        Integrity Life Insurance Company

                                                                     YEAR ENDED DECEMBER 31,
                                                                     1999              1998
                                                               --------------------------------
                                                                     (IN THOUSANDS)
Cost of investments acquired:
    Bonds                                                          1,589,428         5,980,098
    Preferred and common stocks                                       70,728            60,158
    Other invested assets                                             19,112            85,759
    Miscellaneous applications                                           813             2,731
                                                               --------------------------------
Total cost of investments acquired                                 1,680,081         6,128,746
Net increase in policy loans and premium notes                         1,889             2,773
                                                               --------------------------------
Net cash used in investment activities                              (411,553)       (1,127,023)

FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided:
    Capital and surplus paid-in                                       51,500             8,897
    Seed redemption from separate account                             22,500                 -
    Cash from term loans                                              19,152                 -
    Other sources                                                     13,263             7,631
                                                               --------------------------------
Total other cash provided                                            106,415            16,528

Other cash applied:
    Dividends to shareholder                                           4,000             6,000
    Other applications, net                                           16,858            66,018
                                                               --------------------------------
Total other cash applied                                              20,858            72,018
                                                               --------------------------------
Net cash provided by (used in) financing and
    miscellaneous activities                                          85,557           (55,490)
                                                               --------------------------------

Net increase (decrease) in cash and short-term investments          (234,795)          210,832

Cash and short-term investments at beginning of year                 412,074           201,242
                                                               --------------------------------
Cash and short-term investments at end of year                   $   177,279       $   412,074
                                                               ================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

                 Notes to Financial Statements (Statutory Basis)

                                December 31, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION

Integrity Life Insurance Company (the "Company") and its wholly-owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity") are indirect wholly owned subsidiaries of ARM Financial Group, Inc. ("ARM"). The Company is domiciled in the state of Ohio. The Company is currently licensed in 46 states and the District of Columbia, and National Integrity specialize in the asset accumulation business with particular emphasis on retirement savings and investment products.

On December 17, 1999, ARM entered into a Purchase Agreement (the "Purchase Agreement") with The Western and Southern Life Insurance Company ("W&S") whereby W&S agreed to acquire ARM's insurance subsidiaries, Integrity and National Integrity, the ("Insurance Subsidiaries").

On March 3, 2000, ARM closed the transaction contemplated by the Purchase Agreement (the "Closing"). Under the terms of the Purchase Agreement, the purchase price of $119.3 million is subject to a number of downward price adjustments (see below) and was placed in an escrow account. ARM does not expect any remaining proceeds in the escrow (after any such downward adjustments) to be distributed from the escrow prior to the 12 month anniversary of the Closing.

The $119.3 million purchase price may be decreased to the extent that the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth on the Insurance Subsidiaries' final February 29, 2000 balance sheet (less certain enumerated items) is more than $1 million less than the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth in the Insurance Subsidiaries September 30, 1999 statutory financial statements plus $2.2 million. The purchase price may be increased to the extent that the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth on the Insurance Subsidiaries' final February 29, 2000 balance sheet (less certain enumerated items) is more than $1 million greater than the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth on the Insurance Subsidiaries' September 30, 1999 statutory financial statements plus $2.2 million.

                        Integrity Life Insurance Company

ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

Subject to certain specified limitations, the purchase price may also be decreased to the extent of any losses by W&S arising out of any inaccuracy in or breach of any of ARM's representations, warranties or covenants.

The purchase price may be further decreased to the extent of any "losses" from the sales or deemed sales of certain securities owned by the Insurance Subsidiaries (the "Securities"). The Securities, which the parties have agreed are to be sold, are set forth on a confidential list. "Losses" are calculated as the aggregate amount by which the "carrying value" of the Securities exceeds the aggregate net sale proceeds from the sales or deemed sales of the Securities. The aggregate "carrying value" of the Securities as of February 29, 2000 was $453.5 million. Losses of $4.7 million have been recognized on securities sold subsequent to entering into the sale transaction.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS

Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners' ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

a liability rather than unassigned surplus. Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

SUBSIDIARY

The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

POLICY ACQUISITION COSTS

Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of gross profits over the estimated term of the underlying policies.

NONADMITTED ASSETS

Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS AND BENEFITS

Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

BENEFIT RESERVES

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on expected experience or actual account balances as would be required under GAAP.

FEDERAL INCOME TAXES

Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

STATEMENT OF CASH FLOWS

Cash and short-term investments in the statement of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                                 1999              1998
                                                            --------------------------------
                                                                  (IN THOUSANDS)
Net income (loss) as reported in the accompanying
   statutory basis financial statements                      $  (190,699)     $    37,765

Deferred policy acquisition costs, net of amortization            12,357           22,694
Adjustments to customer deposits                                 (10,053)          (7,082)
Adjustments to invested asset carrying values at
   acquisition date                                                 (810)            (226)
Amortization of value of insurance in force                       (5,629)          (5,426)
Amortization of interest maintenance reserve                      (2,080)          (2,243)
Adjustments for realized investment losses                       (79,279)          (4,043)
Adjustments for federal income tax expense                       (45,797)          (4,623)
Investment in subsidiary                                          (1,500)          11,561
Eliminate dividend income from subsidiary                              -           (2,771)
Other                                                             36,732            2,237
                                                            --------------------------------
Net income (loss), GAAP basis                                $  (286,758)     $    47,843
                                                            ================================

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

                                                                      YEAR ENDED DECEMBER 31,
                                                                       1999              1998
                                                                  ------------------------------
                                                                         (IN THOUSANDS)
Capital and surplus as reported in the accompanying
   statutory basis financial statements                            $    84,612      $   246,688

Adjustments to customer deposits                                      (151,448)        (165,471)
Adjustments to invested asset carrying values at
   acquisition date                                                    (25,667)             436
Asset valuation reserve and interest maintenance reserve                51,648           73,215
Value of insurance in force                                             24,193           27,097
Goodwill                                                                     -            2,968
Deferred policy acquisition costs                                       93,762           79,679
Adjustments to investment in subsidiary excluding net
   unrealized gains (losses)                                            28,321           25,497
Net unrealized gains (losses) on available-for-sale
   securities                                                         (202,554)        (123,124)
Other                                                                  (25,054)          29,517
                                                                  ------------------------------

Shareholder's equity (deficit), GAAP basis                         $  (122,187)     $   196,502
                                                                  ==============================

Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

     Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

     Preferred stocks are reported at cost.

     The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

     Short-term investments include investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the average cost method.

BENEFITS

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

Interest on funds left on deposit represents interest credited on funding agreements and GIC deposit fund liabilities. Interest credited on all other life and annuity reserves is included as a component of annuity or surrender benefits.

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts and institutional funding agreements. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity involving cashflows, such as premiums and benefits, are reported in the accompanying statements of income in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of income as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks. Such fees are included in other revenues.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                        Integrity Life Insurance Company

2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. In 1998, both the NAIC and the Ohio Department of Insurance adopted codified statutory accounting principles ("Codification") with an effective date of January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. The Company has not yet determined the impact of Codification to its statutory basis financial statements.

3. INVESTMENTS

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:

                                       COST OR          GROSS          GROSS
                                      AMORTIZED       UNREALIZED     UNREALIZED
                                        COST            GAINS          LOSSES        FAIR VALUE
                                    ------------------------------------------------------------
                                                           (IN THOUSANDS)
At December 31, 1999:
Mortgage-backed securities           $  351,180      $      382      $       -      $  351,562
Corporate securities                    827,300           3,932          47,704        783,529
Asset-backed securities                 131,566               -           4,010        127,556
U.S. Treasury securities and
   obligations of U.S. government
   agencies                              41,562             360           1,638         40,284
Foreign governments                       7,671               -             371          7,300
States and political
   subdivisions                           3,895             159               -          4,054
                                    ------------------------------------------------------------
Total bonds                          $1,363,174      $    4,834      $   53,723     $1,314,285
                                    ============================================================

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

                                       COST OR        GROSS         GROSS
                                      AMORTIZED     UNREALIZED    UNREALIZED
                                        COST          GAINS         LOSSES     FAIR VALUE
                                    ------------------------------------------------------
                                                              (IN THOUSANDS)
At December 31, 1998:
Mortgage-backed securities           $1,969,989    $        -     $       -    $1,969,989
Corporate securities                  1,803,209         5,445        53,873     1,754,781
Asset-backed securities                 497,116             -             -       497,116
U.S. Treasury securities and
   obligations of U.S.
   government agencies                  258,659           206           741       258,124
Foreign governments                      29,412             -           999        28,413
States and political
   subdivisions                           3,955           158             -         4,113
                                    ------------------------------------------------------
Total bonds                          $4,562,340    $    5,809     $  55,613    $4,512,536
                                    ======================================================

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1999 and 1998, the fair value of investments in bonds includes $0.9 billion and $3.8 billion, respectively, of bonds that were valued at amortized cost.

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1999, by contractual maturity, is as follows:

                                                  COST OR
                                                 AMORTIZED           FAIR
                                                   COST              VALUE
                                            ----------------------------------
                                                    (IN THOUSANDS)
Years to maturity:
   One or less                                  $        -       $        -
   After one through five                           52,155           49,654
   After five through ten                          140,261          135,928
   After ten                                       688,012          649,584
   Asset-backed securities                         131,566          127,556
   Mortgage-backed securities                      351,180          351,563
                                            ----------------------------------

Total                                           $1,363,174       $1,314,285
                                            ==================================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1999 and 1998 were $4.6 billion, which includes $3.4 billion of assets recaptured by General American (see Note 5), and $4.1 billion; gross gains of $6.9 million and $26.5 million, and gross losses of $202.2 million and $26.8 million were realized on those sales, respectively.

At December 31, 1999 and 1998, bonds with an admitted asset value of $5,651,000 and $7,521,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

Unrealized gains and losses on investment in subsidiary are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:

                                                        GROSS         GROSS
                                                      UNREALIZED    UNREALIZED
                                          COST          GAINS         LOSSES        FAIR VALUE
                                    -----------------------------------------------------------
                                                                (IN THOUSANDS)
At December 31, 1999:
   Subsidiary                          $   17,943    $   37,356     $        -     $    55,299
                                    ===========================================================

At December 31, 1998:
   Subsidiary                          $   17,823    $   41,680     $        -     $    59,503
                                    ===========================================================

The Company's mortgage loan portfolio is primarily comprised of agricultural loans. The Company made no new investments in mortgage loans during 1999. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 1999, the Company held no mortgages with interest more than one year past due. During 1999, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

Major categories of the Company's net investment income are summarized as follows:

                                                       YEAR ENDED DECEMBER 31,
                                                       1999              1998
                                                   ----------------------------
                                                           (IN THOUSANDS)
Income:
   Bonds                                            $  229,082      $  299,122
   Preferred stocks                                      5,027           3,226
   Dividend from subsidiary                                  -           2,771
   Mortgage loans                                          850           1,100
   Policy loans                                          7,873           7,544
   Cash and short-term investments                       8,697          15,335
   Other investment income                               2,760           2,091
                                                   ----------------------------
Total investment income                                254,289         331,189

Investment expenses                                     (2,977)         (2,807)
Interest expense on repurchase agreements               (1,014)         (6,913)
                                                   ----------------------------

Net investment income                               $  250,298      $  321,469
                                                   ============================

4. DERIVATIVE INSTRUMENTS

The Company offers equity-indexed products through its separate accounts that meet consumer demand for equity investments with downside protection. In connection with this product the Company has 215 S&P 500 futures contracts outstanding as of December 31, 1999 from the Chicago Mercantile Exchange. The Company acquired the futures through the use of a margin account whereby the Company maintains a minimum cash balance of approximately $10,000 per contract. Should the S&P 500 fall below the level determined at the acquisition date, the Company would be required to add additional cash to the margin account based on the change in the S&P 500's market value. Should the S&P 500 increase from its level at the inception of the contract, cash would be added by the counterparty to the margin account. Unrealized market value gains on the futures recorded in the separate accounts statement of operations to hedge against the Company's obligation to pay equity-indexed returns to policy holders.

                        Integrity Life Insurance Company

4. DERIVATIVE INSTRUMENTS (CONTINUED)

During 1998, the Company entered into total yield swap transactions with two affiliates of the Company, 312 Certificate Company ("312CC") and 212 Certificate Company ("212CC"). 312CC and 212CC were established as special purpose entities to offer privately placed institutional face-amount certificates. These swaps are considered off-balance sheet items.

The swap transactions generally provide that the Company pays an amount that approximates the interest credited to be paid to certificate holders plus outside credit enhancement fees and receives the book income of the 312CC and 212CC investment portfolios, less investment advisory expenses. The Company accounts for the swap activity in its guaranteed separate account. During 1999, the Company recorded approximately $2.3 million and $1.4 million of net investment income from 312CC and 212CC, respectively in its separate account summary of operations.

During 1999, certain events caused the 312CC and 212CC institutional face-amount certificates to be paid prior to their stated maturity dates. At the payment dates, the fair value of the 312CC and 212CC investment portfolios were less than account value, as such, the swap transactions provided that the Company contribute the difference. Accordingly, expense charges of approximately $13.8 million and $23.7 million were recognized to terminate the swap transactions with 312CC and 212CC, respectively. As of December 31, 1999, the company had notes payable outstanding of $7.8 million and $16.4 million for the above described swap transactions for 312CC and 212CC, respectively. Pursuant to the sale of the Company, the $7.8 million note will be reduced to $6.0 million and the $16.4 million note will be reduced to $12 million. The notes accrue interest at a rate based on LIBOR until paid in full.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the financial instruments, but does not expect any counterparties to fail to meet their obligations given their high credit ratings.

5. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment and variable

                        Integrity Life Insurance Company

5. REINSURANCE (CONTINUED)

annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:

                                                      YEAR ENDED DECEMBER 31,
                                                       1999              1998
                                                   ----------------------------
                                                           (IN THOUSANDS)
Direct premiums and amounts assessed
  against policyholders                             $  562,982      $  421,637
Reinsurance assumed                                    271,144       1,474,079
Reinsurance ceded                                     (238,454)        (19,850)
                                                   ----------------------------
Net premiums, annuity considerations and
  deposit-type funds                                $  595,672      $1,875,866
                                                   ============================

In 1999 and 1998, the Company assumed $271.0 million and $1.5 billion, respectively, in funding agreement and GIC deposits through a 50% coinsurance agreement with General American Life Insurance Company.

REINSURANCE AND FUNDING AGREEMENT RECAPTURE

As part of an institutional restructuring, on August 3, 1999, the Company and General American Life Insurance Company ("General American") completed a transaction whereby General American recaptured approximately $3.4 billion of assets and related liabilities (GICs and funding agreements) previously ceded through a reinsurance agreement to the Company (the "Transaction"). The Transaction, which terminated the reinsurance and related agreements, including a marketing partnership agreement, was effective as of July 26, 1999. These assets and related liabilities were part of a joint product development, marketing and reinsurance relationship with General American involving funding agreements and GICs.

                        Integrity Life Insurance Company

5. REINSURANCE (CONTINUED)

As a result of the Transaction, the Company recorded a loss on reinsurance recapture of approximately $146 million during the third quarter of 1999 primarily due to interest rate related decreases in the fair value of investment securities recaptured by General American. Surplus was reduced by approximately $95 million on this transaction as a $51.5 million capital contribution was made by ARM to the Company as part of the Transaction. In addition, the Company recorded a loss and reduction in surplus of approximately $40 million to discharge an institutional liability in its separate accounts. The Company does not intend to pursue additional institutional spread or institutional fee business, nor does the Company have any remaining institutional business outstanding.

6. FEDERAL INCOME TAXES

The Company files a consolidated return with National Integrity. The method of allocation between the companies is based on separate return calculations with current benefit being given for the use of National Integrity's losses and credits in the consolidated return.

Income before income taxes differs from taxable income principally due to value of insurance in force, interest maintenance reserves, and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

7. SURPLUS

The ability of the Company to pay dividends is limited by state insurance laws. Under Ohio insurance laws, the Company may pay dividends, without the approval of the Ohio Director of Insurance, only from earned surplus and those dividends may not exceed (when added to other dividends paid in the proceeding 12 months) the greater of (i) 10% of the Company's statutory capital and surplus as of the preceding December 31, or (ii) the Company's statutory net income for the preceding year. The Company may not pay any dividends during 2000 without prior approval.

Under New York insurance laws, National Integrity may pay dividends to the Company only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution. During 1999, the Company did not receive any dividends from National Integrity.

                        Integrity Life Insurance Company

7. SURPLUS (CONTINUED)

The NAIC's Risk-Based Capital ("RBC") requirements attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula is used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1999 and 1998, the adjusted capital and surplus of the Company is in excess of the minimum level of RBC that would require regulatory response.

8. ANNUITY RESERVES

At December 31, 1999 and 1998, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                            AMOUNT           PERCENT
                                                                       ------------------------------
                                                                        (IN THOUSANDS)
At December 31, 1999:
   Subject to discretionary withdrawal (with adjustment):
     With market value adjustment                                         $  391,598          12.9%
     At book value less surrender charge of 5% or more                       444,529          14.7
     At market value                                                       1,116,396          36.8
                                                                       ------------------------------
   Total with adjustment or at market value                                1,952,523          64.4
   Subject to discretionary withdrawal (without adjustment)
     at book value with minimal or no charge or adjustment                   449,887          14.8
   Not subject to discretionary withdrawal                                   629,132          20.8
                                                                       ------------------------------
   Total annuity reserves and deposit fund liabilities (before
     reinsurance)                                                          3,031,542         100.0%
                                                                                        =============
   Less reinsurance ceded                                                    (35,631)
                                                                       --------------
Net annuity reserves and deposit fund liabilities                         $2,995,911
                                                                       ==============

                        Integrity Life Insurance Company

8. ANNUITY RESERVES (CONTINUED)

                                                                           AMOUNT          PERCENT
                                                                       ----------------------------
                                                                       (IN THOUSANDS)
At December 31, 1998:
   Subject to discretionary withdrawal (with adjustment):
     With market value adjustment                                       $  404,623           6.0%
     At book value less surrender charge of 5% or more                     215,430           3.2
     At market value                                                     1,019,880          15.1
                                                                       ---------------------------
   Total with adjustment or at market value                              1,639,933          24.3
   Subject to discretionary withdrawal (without adjustment)
     at book value with minimal or no charge or adjustment               4,500,408          66.7
   Not subject to discretionary withdrawal                                 607,460           9.0
                                                                       ---------------------------
   Total annuity reserves and deposit fund liabilities (before
     reinsurance)                                                        6,747,801         100.0%
                                                                                        ==========
   Less reinsurance ceded                                                  (28,045)
                                                                       ------------
Net annuity reserves and deposit fund liabilities                       $6,719,756
                                                                       ============

                        Integrity Life Insurance Company

9. SEPARATE ACCOUNTS

The Company's guaranteed separate accounts include indexed products (i.e., equity-indexed annuities and an institutional funding agreement) and non-indexed products and options (i.e., guaranteed rate options and systematic transfer options). The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company's variable annuity products. The Company's equity-indexed annuities provide participation in the S&P 500 Price Index.

The Company's nonguaranteed separate accounts primarily include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative. Assets held in separate accounts are carried at estimated fair values. Information regarding the separate accounts of the Company as of and for the year ended December 31, 1999 is as follows:


                                             SEPARATE ACCOUNTS WITH
                                                   GUARANTEES
                                           -----------------------------
                                                            NONINDEXED     NONGUARANTEED
                                                            GUARANTEED       SEPARATE
                                              INDEXED      MORE THAN 4%      ACCOUNTS          TOTAL
                                           -------------------------------------------------------------
                                                                     (IN THOUSANDS)
Premiums, deposits and other
   considerations                           $     9,177     $   84,662     $   142,145     $   235,984
                                           =============================================================

Reserves for separate accounts with
   assets at fair value                     $   107,197     $  364,996     $ 1,150,849     $ 1,623,042
                                           =============================================================

Reserves for separate accounts by
  withdrawal characteristics:
     Subject to discretionary
       withdrawal (with adjustment):
         With market adjustment             $    58,373    $   333,225     $         -     $   391,598
         At book value without
           market value adjustment
           and with current surrender
           charge of 5% or more                       -         31,771               -          31,771
         At market value                              -              -       1,150,849       1,150,849
                                           -------------------------------------------------------------
     Total with adjustment or at
       market value                              58,373        364,996       1,150,849       1,574,218
     Not subject to discretionary
       withdrawal                                48,824              -               -          48,824
                                           -------------------------------------------------------------
Total separate accounts reserves            $   107,197    $   364,996     $ 1,150,849     $ 1,623,042
                                           =============================================================

                        Integrity Life Insurance Company

9. SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1999 and 1998 is presented below:

                                                                   1999              1998
                                                               -------------------------------
                                                                       (IN THOUSANDS)
Transfers as reported in the Summary of Operations of
    the Separate Accounts Statement:
     Transfers to separate accounts                             $   235,977      $   350,917
     Transfers from separate accounts                              (748,943)        (166,508)
                                                               --------------------------------
Net transfers to separate accounts                                 (512,966)         184,409

Reconciling adjustments:
Policy deductions and other expense reported as other
    revenues                                                          1,637            2,077
                                                               -------------------------------
Transfers as reported in the Summary of Operations of
   the Life, Accident and Health Annual Statement               $  (511,329)     $   186,486
                                                               ===============================

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                        Integrity Life Insurance Company

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                               DECEMBER 31, 1999                  DECEMBER 31, 1998
                                         ---------------------------------------------------------------
                                            CARRYING          FAIR            CARRYING          FAIR
                                             AMOUNT           VALUE            AMOUNT           VALUE
                                         ---------------------------------------------------------------
                                                                       (IN THOUSANDS)
Assets:
   Bonds                                  $1,363,174       $1,171,131        $4,562,340      $4,390,941
   Preferred stocks                           75,828           66,369            32,704          32,643
   Mortgage loans                              8,935            8,935            11,719          11,719
   Cash and short-term investments           177,279          177,279           412,074         412,074

Liabilities:
   Life and annuity reserves for
     investment-type contracts and
     deposit fund liabilities             $1,408,722       $1,397,952        $4,705,091      $4,669,365
   Separate accounts annuity reserves      1,588,589        1,573,192         2,016,056       2,001,161

BONDS AND PREFERRED STOCKS

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

MORTGAGE LOANS AND CASH AND SHORT-TERM INVESTMENTS

The carrying amount of mortgage loans and cash and short-term investments approximates their fair value.

LIFE AND ANNUITY RESERVES FOR INVESTMENT-TYPE CONTRACTS AND DEPOSIT FUND LIABILITIES

The fair value of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of institutional deposits represents the estimated present value of cash flows using current market rates and the duration of the liabilities. The fair value of deposit fund

                        Integrity Life Insurance Company

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

liabilities and the remaining annuity reserves are primarily based on the cash surrender values of the underlying contracts.

SEPARATE ACCOUNTS ANNUITY RESERVES

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

11. RELATED PARTY TRANSACTIONS

Effective January 1, 1995, the Company entered into an Administrative Services and an Investment Services Agreement with ARM. ARM performs certain administrative and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1999 and 1998, the Company was charged $32.5 million and $27.2 million, respectively, for these services in accordance with the requirements of applicable insurance law and regulations. In conjunction with the Closing, such agreements were terminated.

12. CONCENTRATION OF CREDIT RISK

At December 31, 1999, the Company held unrated or less-than-investment grade bonds of $157 million with an aggregate fair value of $117 million. Those holdings amounted to 10% of the Company's investments in bonds and less than 5% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds. These evaluations are considered by the Company.

                        Integrity Life Insurance Company

13. DIRECT PREMIUMS WRITTEN BY MANAGING GENERAL AGENTS/THIRD PARTY
ADMINISTRATORS

     The Company issued business through the following managing general agents in 1999:

                                                                                                              Total
                                                    Exclusive         Type of             Authority          Premiums
        Name and Address                EIN         Contract     Business Written          Granted            Written
--------------------------------------------------------------------------------------------------------------------------
Signature Financial Services
550 Pinetown Rd., Suite 208         ###-##-####        No         Fixed Annuities      Writing premium    $ 79,562,426
Ft. Washington,  PA  19034

Ann Arbor Annuity Exchange
2350 Washtenaw, Suite 8
Ann Arbor, MI  48104                ###-##-####        No         Fixed Annuities      Writing premium      56,774,536

Prideaux Agency Inc.
4930 Lincoln Drive
Edina,  MN  55436                   ###-##-####        No         Fixed Annuities      Writing premium       8,672,723

Consumer Insurance Group
232 F Street
Salida,  CO  81201                  ###-##-####        No         Fixed Annuities      Writing premium       8,308,482

Platinum
111 W Micheltorena St., #300
Santa Barbara,  CA  93101           ###-##-####        No         Fixed Annuities      Writing premium       4,143,218

Sentry Financial Group
10 W Bergen Place                   ###-##-####        No         Fixed Annuities      Writing premium       2,901,395
Red Bank,  NJ  07701


The aggregate remaining premiums written by other managing general agents for 1999 was $2,864,812.

                        Integrity Life Insurance Company

14. SUPERVISION ORDER

On August 20, 1999, the Ohio Department of Insurance issued a Supervision Order with respect to the Company. Under the terms of the Supervision Order, the Company has continued payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions, but must receive written consent from the Ohio Department of Insurance for other payments including dividends to ARM. The Supervision Order also suspended the processing of surrenders of policies except in the cases of approved hardship. On August 31, 1999, the Supervision Order was amended to allow the Company to resume processing surrender requests from its variable life and annuity policyholders. The Supervision Order was automatically extended until March 2, 2000, when it was released upon the close of the Sale of the Company.

15. RECONCILIATION OF ANNUAL STATEMENT TO AUDITED FINANCIAL STATEMENTS

Total admitted assets, net loss and total capital and surplus at December 31, 1999, as reported in the accompanying audited statutory basis financial statements, differ from the amount reported in the 1999 NAIC Annual Statement filed with insurance regulatory authorities as follows:

                                                     TOTAL
                                                    ADMITTED                   CAPITAL AND
                                                     ASSETS       NET LOSS       SURPLUS
                                                   ---------------------------------------
                                                               (IN THOUSANDS)
Balance as of December 31, 1999 as reported
   in the NAIC Annual Statement                   $ 3,543,146   $   190,699   $    84,612
Reduction in federal income tax recoverable            (2,211)        2,211         2,211
                                                  ----------------------------------------
Balance as of December 31, 1999 as reported
   in the accompanying audited financial
   statements                                     $ 3,545,357   $   188,488   $    86,823
                                                  ========================================

                              Financial Statements

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                                DECEMBER 31, 1999
                       WITH REPORT OF INDEPENDENT AUDITORS

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                              Financial Statements


                                December 31, 1999


                                    CONTENTS



Report of Independent Auditors..............................................1

Audited Financial Statements

Statement of Assets and Liabilities ........................................2
Statement of Operations.....................................................4
Statements of Changes in Net Assets.........................................6
Notes to Financial Statements..............................................10

                         Report of Independent Auditors

Contract Holders
Separate Account I of Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account I of Integrity Life Insurance Company (comprising, respectively, the Initial Class Money Market (Grandmaster-TM-), Money Market (IQ Annuity-TM-), High Income, Equity-Income, Growth, Overseas, Investment Grade Bond (Grandmaster-TM-), Investment Grade Bond (IQ Annuity-TM-), Asset Manager, Index 500 (Grandmaster-TM-), Asset Manager: Growth, Contrafund, Growth Opportunities, Balanced, Growth & Income, Service Class Mid Cap (Grandmaster-TM-), Mid Cap (IQ Annuity-TM-), High Income, Equity-Income, Growth, Overseas, Asset Manager, Asset Manager: Growth, Contrafund, Growth Opportunities, Balanced, and Growth & Income Divisions) as of December 31, 1999, the related statement of operations for the year then ended and statements of changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned in Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (collectively the "Fidelity VIP Funds") as of December 31, 1999, by correspondence with the transfer agent of the Fidelity VIP Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account I of Integrity Life Insurance Company at December 31, 1999, and the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.





Louisville, Kentucky                                     /s/ Ernst & Young LLP
April 12, 2000

             Separate Account I of Integrity Life Insurance Company

                      Statement of Assets and Liabilities

                               December 31, 1999

                                                                       INITIAL CLASS SHARES
                                             ------------------------------------------------------------------------
                                                MONEY MARKET       MONEY MARKET                               EQUITY-
                                             (GRANDMASTER-TM-)   (IQ ANNUITY-TM-)       HIGH INCOME           INCOME
                                                 DIVISION           DIVISION             DIVISION            DIVISION
                                             ------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)           $ 54,839,927        $ 6,679,410         $ 43,849,754        $ 97,981,536

Receivable from (payable to) the general
    account of Integrity                             11,868               (593)              11,018              (8,246)
                                            ---------------------------------------------------------------------------
NET ASSETS                                     $ 54,851,795        $ 6,678,817         $ 43,860,772        $ 97,973,290
                                            ===========================================================================
UNIT VALUE                                     $      16.89        $     10.20         $      17.40        $      40.25
                                            ===========================================================================
UNITS OUTSTANDING                                 3,247,590            654,786            2,520,734           2,434,119
                                            ===========================================================================


                                                                       INITIAL CLASS SHARES
                                             ----------------------------------------------------------------------------
                                                                                        INVESTMENT         INVESTMENT
                                                                                        GRADE BOND         GRADE BOND
                                                 GROWTH             OVERSEAS         (GRANDMASTER-TM-)   (IQ ANNUITY-TM-)
                                                DIVISION            DIVISION             DIVISION          DIVISION
                                             ----------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)            134,920,635        $41,096,592         $ 21,116,755        $     91,012

Receivable from (payable to) the general
    account of Integrity                              5,040              3,695               (4,276)                  7
                                            ---------------------------------------------------------------------------

NET ASSETS                                     $134,925,675        $41,100,287         $ 21,112,479        $     91,019
                                            ===========================================================================
UNIT VALUE                                          $ 77.23        $     30.97         $      20.89        $       9.99
                                            ===========================================================================
UNITS OUTSTANDING                                 1,747,063          1,327,100            1,010,650               9,111
                                            ===========================================================================

                                                                     INITIAL CLASS SHARES
                                             ------------------------------------------------------------------------
                                                                                                             ASSET
                                               ASSET                INDEX 500           INDEX 500            MANAGER
                                              MANAGER            (GRANDMASTER-TM-)   (IQ ANNUITY-TM-)        GROWTH
                                              DIVISION               DIVISION            DIVISION            DIVISION
                                             ------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)           $ 55,237,440        $83,603,661         $    896,828        $ 14,883,082

Receivable from (payable to) the general
    account of Integrity                             (5,483)            10,967                  124              (1,253)
                                            ---------------------------------------------------------------------------
NET ASSETS                                     $ 55,231,957        $83,614,628         $    896,952        $ 14,881,829
                                            ===========================================================================
UNIT VALUE                                          $ 32.05        $     33.89         $      11.32        $      23.16
                                            ===========================================================================
UNITS OUTSTANDING                                 1,723,306          2,467,236               79,236             642,566
                                            ===========================================================================

                                                                         INITIAL CLASS SHARES
                                             ------------------------------------------------------------------------
                                                                      GROWTH                                GROWTH &
                                                 CONTRAFUND        OPPORTUNITIES        BALANCED            INCOME
                                                 DIVISION             DIVISION          DIVISION           DIVISION
                                             ------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)           $ 87,913,506        $15,699,810         $  4,970,594        $ 24,626,950

Receivable from (payable to) the general
    account of Integrity                              3,107             (3,660)                  68              (3,293)
                                            ---------------------------------------------------------------------------
NET ASSETS                                     $ 87,916,613        $15,696,150         $  4,970,662        $ 24,623,657
                                            ===========================================================================
UNIT VALUE                                     $      31.09        $     15.04         $      13.56        $      16.67
                                            ===========================================================================
UNITS OUTSTANDING                                 2,827,810          1,043,627              366,568           1,477,124
                                            ===========================================================================


                                                   SERVICE CLASS SHARES
                                            ---------------------------------------
                                                  MID CAP             MID CAP
                                             (GRANDMASTER-TM-)   (IQ ANNUITY-TM-)
                                                DIVISION            DIVISION
                                            ---------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)           $    132,753        $    30,956

Receivable from (payable to) the general
    account of Integrity                                (14)                 3
                                             -----------------------------------
NET ASSETS                                     $    132,739        $    30,959
                                             ===================================
UNIT VALUE                                     $      13.11        $     13.79
                                             ===================================
UNITS OUTSTANDING                                    10,125              2,245
                                             ===================================

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                               December 31, 1999

                                                                      SERVICE CLASS SHARES
                                             -------------------------------------------------------------------------
                                                                     EQUITY
                                                HIGH INCOME          INCOME                GROWTH           OVERSEAS
                                                 DIVISION           DIVISION              DIVISION          DIVISION
                                             -------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)           $    263,678        $   558,719        $     838,048        $   372,452

Receivable from (payable to) the general
    account of Integrity                                132               (247)                 277                111
                                             -------------------------------------------------------------------------
NET ASSETS                                     $    263,810        $   558,472        $     838,325        $   372,563
                                             =========================================================================
UNIT VALUE                                     $      10.00        $      9.74        $       12.75        $     13.66
                                             =========================================================================
UNITS OUTSTANDING                                    26,381             57,338               65,751             27,274
                                             =========================================================================


                                                                      SERVICE CLASS SHARES
                                             -------------------------------------------------------------------------
                                                                       ASSET
                                                  ASSET               MANAGER:                                  GROWTH
                                                 MANAGER               GROWTH            CONTRAFUND         OPPORTUNITIES
                                                 DIVISION             DIVISION            DIVISION            DIVISION
                                             -------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)           $    966,246        $    68,114        $     563,114        $    344,446

Receivable from (payable to) the general
    account of Integrity                               (288)                30                  180                 134
                                             ---------------------------------------------------------------------------
NET ASSETS                                     $    965,958        $    68,144        $     563,294        $    344,580
                                             ===========================================================================
UNIT VALUE                                     $      10.39        $     10.45        $       11.69        $      10.00
                                             ===========================================================================
UNITS OUTSTANDING                                    92,970              6,521               48,186              34,458
                                             ===========================================================================

                                                       SERVICE CLASS SHARES
                                             ---------------------------------------------------------
                                                                    GROWTH &
                                                  BALANCED           INCOME
                                                 DIVISION           DIVISION               TOTAL
                                             ---------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)           $    430,795        $   776,435        $668,962,589

Receivable from (payable to) the general
    account of Integrity                                 75                 57              22,844
                                             -----------------------------------------------------
NET ASSETS                                     $    430,870        $   776,492        $668,985,433
                                             =====================================================
UNIT VALUE                                     $      10.08        $     10.54
                                             =================================
UNITS OUTSTANDING                                    42,745             73,671
                                             =================================

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                            Statement of Operations

                          Year Ended December 31, 1999

                                                                INITIAL CLASS SHARES
                                                    ---------------------------------------------------
                                                       MONEY MARKET       MONEY MARKET
                                                    (GRANDMASTER-TM-)   (IQ ANNUITY-TM-)   HIGH INCOME
                                                        DIVISION            DIVISION (1)    DIVISION
                                                    ---------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $ 2,905,357         $    86,189       $4,916,893
EXPENSES
   Mortality and expense risk and
    administrative charges                                780,513              23,912          598,618
                                                    ---------------------------------------------------
Net investment income (loss)                            2,124,844              62,277        4,318,275

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                            -                   -       (1,271,083)
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                                     18                   -          (12,812)
       End of period                                           37                 (18)       1,192,825
                                                    ---------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                           19                 (18)       1,205,637
                                                    ---------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                              19                 (18)         (65,446)
                                                    ---------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $ 2,124,863         $    62,259       $4,252,829
                                                    ==================================================


                                                                   INITIAL CLASS SHARES
                                                    ---------------------------------------------------
                                                        EQUITY-
                                                        INCOME               GROWTH          OVERSEAS
                                                        DIVISION            DIVISION         DIVISION
                                                    ---------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $ 6,164,420         $12,847,052       $ 1,559,458
EXPENSES
   Mortality and expense risk and
    administrative charges                              1,668,144           1,649,935           520,022
                                                    ---------------------------------------------------
Net investment income (loss)                            4,496,276          11,197,117         1,039,436

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                   11,931,143          13,237,102         4,046,708
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                             22,145,621          22,738,024         1,188,625
       End of period                                   11,418,044          34,354,711         9,369,463
                                                    ---------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                  (10,727,577)         11,616,687         8,180,838
                                                    ---------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                       1,203,566          24,853,789        12,227,546
                                                    ---------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $ 5,699,842         $36,050,906       $13,266,982
                                                    ===================================================


                                                                  INITIAL CLASS SHARES
                                                    ---------------------------------------------------
                                                       INVESTMENT    INVESTMENT GRADE
                                                      GRADE BOND          BOND            ASSET
                                                   (GRANDMASTER-TM-) (IQ ANNUITY-TM-)     MANAGER
                                                       DIVISION        DIVISION (2)       DIVISION
                                                    ---------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $ 1,334,121         $         -       $5,336,891
EXPENSES
   Mortality and expense risk and
    administrative charges                                332,705                 471          931,099
                                                    ---------------------------------------------------
Net investment income (loss)                            1,001,416                (471)       4,405,792

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                      (86,789)                 44        5,415,250
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                                746,542                   -       10,891,110
       End of period                                     (756,411)                464        6,529,077
                                                    ---------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                   (1,502,953)                464       (4,362,033)
                                                    ---------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                      (1,589,742)                508        1,053,217
                                                    ---------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $  (588,326)        $        37       $5,459,009
                                                    ===================================================

                                                                   INITIAL CLASS SHARES
                                                    ---------------------------------------------------
                                                                                              ASSET
                                                        INDEX 500           INDEX 500         MANAGER:
                                                    (GRANDMASTER-TM-)   (IQ ANNUITY-TM-)      GROWTH
                                                        DIVISION           DIVISION (2)      DIVISION
                                                    ---------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $ 1,300,999         $         -       $  977,133
EXPENSES
   Mortality and expense risk and
    administrative charges                              1,185,909               5,149          210,084
                                                    ---------------------------------------------------
Net investment income (loss)                              115,090              (5,149)         767,049

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                   12,538,937               2,579          882,504
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                             16,445,939                   -        1,819,433
       End of period                                   18,158,659              84,084        2,105,947
                                                    ---------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                    1,712,720              84,084          286,514
                                                    ---------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                      14,251,657              86,663        1,169,018
                                                    ---------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $14,366,747         $    81,514       $1,936,067
                                                    ===================================================

                                                                   INITIAL CLASS SHARES
                                                    ---------------------------------------------------------------------
                                                                             GROWTH                          GROWTH &
                                                       CONTRAFUND         OPPORTUNITIES      BALANCED        INCOME
                                                        DIVISION             DIVISION        DIVISION       DIVISION
                                                    ---------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $ 3,344,703         $   498,801        $ 201,890    $   417,462
EXPENSES
   Mortality and expense risk and
    administrative charges                              1,176,089             235,080           67,756        350,414
                                                    ---------------------------------------------------------------------
Net investment income (loss)                            2,168,614             263,721          134,134         67,048

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                    9,737,249             982,789           96,383      1,874,881
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                             18,005,189           2,083,100          312,289      3,175,916
       End of period                                   23,098,523           1,246,534          207,197      3,025,579
                                                    ---------------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                    5,093,334            (836,566)        (105,092)      (150,337)
                                                    ---------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                      14,830,583             146,223           (8,709)     1,724,544
                                                    ---------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $16,999,197         $   409,944       $  125,425    $ 1,791,592
                                                    =====================================================================


                                                            SERVICE CLASS SHARES
                                                   -------------------------------------
                                                         MID CAP          MID CAP
                                                     (GRANDMASTER-TM-) (IQ ANNUITY-TM-)
                                                       DIVISION (5)      DIVISION (5)
                                                   -------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds        $       505        $     222
EXPENSES
   Mortality and expense risk and
    administrative charges                                     147              133
                                                   ---------------------------------
Net investment income (loss)                                   358               89

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                            19               67
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                                       -                -
       End of period                                        15,388            7,188
                                                   ---------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                        15,388            7,188
                                                   ---------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                           15,407            7,255
                                                   ---------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     $    15,765        $   7,344
                                                   =================================


(1) For the period June 21, 1999 (commencement of operations) to December 31,
1999
(2) For the period June 2, 1999 (commencement of operations) to December 31,
1999

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                          Year Ended December 31, 1999

                                                                     SERVICE CLASS SHARES
                                                      ---------------------------------------------------
                                                                            EQUITY-
                                                      HIGH INCOME           INCOME             GROWTH
                                                      DIVISION (1)       DIVISION (1)        DIVISION (1)
                                                      ---------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $         -         $          -       $        -

EXPENSES
   Mortality and expense risk and
    administrative charges                                  1,571                3,559            4,449
                                                      -------------------------------------------------
Net investment income (loss)                               (1,571)              (3,559)          (4,449)

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                         (178)              (1,949)          22,418
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                                      -                    -                -
       End of period                                        2,812              (12,844)         149,950
                                                      -------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                        2,812              (12,844)         149,950
                                                      -------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                           2,634              (14,793)         172,368
                                                     --------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $     1,063         $    (18,352)      $  167,919
                                                      =================================================


                                                                   SERVICE CLASS SHARES
                                                      ---------------------------------------------------
                                                                                               ASSET
                                                                             ASSET             MANAGER:
                                                       OVERSEAS             MANAGER            GROWTH
                                                      DIVISION (1)         DIVISION (2)      DIVISION (3)
                                                      ---------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $         -         $          -       $       -

EXPENSES
   Mortality and expense risk and
    administrative charges                                 20,907                5,076             356
                                                      -------------------------------------------------
Net investment income (loss)                              (20,907)              (5,076)            (356)

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                    1,376,575                   67              (76)
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                                      -                    -               -
       End of period                                        5,304               69,135           5,614
                                                      -------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                        5,304               69,135           5,614
                                                      -------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                       1,381,879               69,202           5,538
                                                      -------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $ 1,360,972         $     64,126       $   5,182
                                                      =================================================


                                                                    SERVICE CLASS SHARES
                                                      ---------------------------------------------------
                                                                            GROWTH
                                                      CONTRAFUND         OPPORTUNITIES        BALANCED
                                                     DIVISION (1)         DIVISION (4)      DIVISION (5)
                                                      ---------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $         -         $          -       $       -

EXPENSES
   Mortality and expense risk and
    administrative charges                                  2,881                1,573            2,139
                                                      -------------------------------------------------
Net investment income (loss)                               (2,881)              (1,573)          (2,139)

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                          543                 (655)          (1,544)
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                                      -                    -               -
       End of period                                       67,567                6,698           9,810
                                                      -------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                       67,567                6,698           9,810
                                                      -------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                          68,110                6,043           8,266
                                                      -------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $    65,229         $      4,470       $   6,127
                                                      =================================================


                                                            SERVICE CLASS SHARES
                                                      ---------------------------------
                                                        GROWTH &
                                                        INCOME
                                                      DIVISION (6)           TOTAL
                                                      ---------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $         -         $ 41,892,096

EXPENSES
   Mortality and expense risk and
    administrative charges                                  3,476            9,782,167
                                                      --------------------------------
Net investment income (loss)                               (3,476)          32,109,929

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                          598           60,783,582
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                                      -           99,538,994
       End of period                                       34,929          110,396,266
                                                      --------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                       34,929           10,857,272
                                                      --------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                          35,527           71,640,854
                                                      --------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $ 32,051         $103,750,783
                                                      ================================


(1) For the period June 2, 1999 (commencement of operations) to
    December 31, 1999
(2) For the period July 7, 1999 (commencement of operations) to
    December 31, 1999
(3) For the period July 13, 1999 (commencement of operations) to
    December 31, 1999
(4) For the period June 10, 1999 (commencement of operations) to
    December 31, 1999
(5) For the period June 15, 1999 (commencement of operations) to
    December 31, 1999
(6) For the period June 3, 1999 (commencement of operations) to
    December 31, 1999

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1999

                                                                        INITIAL CLASS SHARES
                                                      --------------------------------------------------------------
                                                            MONEY            MONEY
                                                           MARKET            MARKET                        EQUITY
                                                      (GRANDMASTER-TM-) (IQ ANNUITY-TM-)  HIGH INCOME     INCOME
                                                          DIVISION         DIVISION (1)     DIVISION      DIVISION
                                                      --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                         $ 2,124,844          $ 62,277   $ 4,318,275    $ 4,496,276
    Net realized gain (loss) on sales of investments               -                 -    (1,271,083)    11,931,143
    Change in net unrealized appreciation/depreciation
      during the period                                           19               (18)    1,205,637    (10,727,577)
                                                      --------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                              2,124,863            62,259     4,252,829      5,699,842
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                  3,817,318           740,151       911,552      5,029,460
      Contract terminations and benefits                 (27,672,383)         (102,099)   (7,516,166)   (28,852,976)
      Net transfers among investment options              24,636,392         5,978,506    (7,467,907)   (14,313,419)
                                                      --------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    from contract related transactions                       781,327         6,616,558   (14,072,521)   (38,136,935)
                                                      --------------------------------------------------------------
Increase (decrease) in net assets                          2,906,190         6,678,817    (9,819,692)   (32,437,093)
Net assets, beginning of year                             51,945,605                 -    53,680,464    130,410,383
                                                      --------------------------------------------------------------
Net assets, end of year                                 $ 54,851,795       $ 6,678,817   $43,860,772   $ 97,973,290
                                                      ==============================================================
UNIT TRANSACTIONS
    Contributions                                            231,566            73,710        53,299        124,423
    Terminations and benefits                             (1,662,717)          (10,117)     (439,141)      (723,939)
    Net transfers                                          1,487,979           591,193      (386,704)      (365,124)
                                                      --------------------------------------------------------------
Net increase (decrease) in units                              56,828           654,786      (772,546)      (964,640)
                                                      ==============================================================
                                                                        INITIAL CLASS SHARES
                                                      -------------------------------------------------------------
                                                                                       INVESTMENT      INVESTMENT
                                                                                       GRADE BOND      GRADE BOND
                                                           GROWTH        OVERSEAS   (GRANDMASTER-TM-)(IQ ANNUITY-TM-)
                                                           DIVISION       DIVISION      DIVISION       DIVISION (2)
                                                      -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                         $ 11,197,117   $ 1,039,436   $ 1,001,416       $ (471)
    Net realized gain (loss) on sales of investments       13,237,102     4,046,708       (86,789)          44
    Change in net unrealized appreciation/depreciation
      during the period                                    11,616,687     8,180,838    (1,502,953)         464
                                                      ------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                              36,050,906    13,266,982      (588,326)          37
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                   6,385,976       864,570       724,033       75,171
      Contract terminations and benefits                  (31,409,934)   (8,992,259)   (7,683,893)      (6,507)
      Net transfers among investment options               13,268,851    (3,952,006)    2,214,288       22,318
                                                      ------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    from contract related transactions                    (11,755,107)  (12,079,695)   (4,745,572)      90,982
                                                      ------------------------------------------------------------
Increase (decrease) in net assets                          24,295,799     1,187,287    (5,333,898)      91,019
Net assets, beginning of year                             110,629,876    39,913,000    26,446,377            -
                                                      ------------------------------------------------------------
NET ASSETS, END OF YEAR                                 $ 134,925,675  $ 41,100,287  $ 21,112,479     $ 91,019
                                                      ============================================================
UNIT TRANSACTIONS
    Contributions                                             102,072        37,101        34,485        7,522
    Terminations and benefits                                (482,926)     (358,045)     (365,953)        (651)
    Net transfers                                             185,679      (165,359)      106,306        2,240
                                                      ------------------------------------------------------------
Net increase (decrease) in units                             (195,175)     (486,303)     (225,162)       9,111
                                                      ============================================================

                                                                           INITIAL CLASS SHARES
                                                         ------------------------------------------------------------
                                                                                                            ASSET
                                                               ASSET        INDEX 500       INDEX 500      MANAGER:
                                                              MANAGER   (GRANDMASTER-TM-)(IQ ANNUITY-TM-)   GROWTH
                                                              DIVISION       DIVISION       DIVISION (2)   DIVISION
                                                         ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)
    Net realized gain (loss) on sales of investments        $ 4,405,792      $ 115,090     $ (5,149)       $ 767,049
    Change in net unrealized appreciation/depreciation        5,415,250     12,538,937        2,579          882,504
      during the period
                                                             (4,362,033)     1,712,720       84,084          286,514
Net increase (decrease) in net assets                    ------------------------------------------------------------
    resulting from operations
                                                              5,459,009     14,366,747       81,514        1,936,067
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                     1,485,962      9,070,887       680,029         590,779
      Contract terminations and benefits                    (22,411,183)   (17,251,494)      (45,987)     (2,113,413)
      Net transfers among investment options                 (1,103,590)      (215,231)      181,396        (727,400)
                                                         ------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    from contract related transactions                      (22,028,811)    (8,395,838)      815,438      (2,250,034)
                                                         ------------------------------------------------------------
Increase (decrease) in net assets                           (16,569,802)     5,970,909       896,952        (313,967)
Net assets, beginning of year                                71,801,759     77,643,719             -      15,195,796
                                                         ------------------------------------------------------------
NET ASSETS, END OF YEAR                                    $ 55,231,957   $ 83,614,628     $ 896,952    $ 14,881,829
                                                         ============================================================
UNIT TRANSACTIONS
    Contributions                                                49,612        300,118        68,021          28,066
    Terminations and benefits                                  (745,494)      (562,267)       (6,172)        (98,430)
    Net transfers                                               (35,573)         5,044        17,387         (33,059)
                                                         ------------------------------------------------------------
Net increase (decrease) in units                               (731,455)      (257,105)       79,236        (103,423)
                                                         ============================================================

                                                                               INITIAL CLASS SHARES
                                                         ---------------------------------------------------------------

                                                                                 GROWTH                        GROWTH &
                                                              CONTRAFUND      OPPORTUNITIES     BALANCED        INCOME
                                                               DIVISION         DIVISION        DIVISION       DIVISION
                                                         ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)
    Net realized gain (loss) on sales of investments         $ 2,168,614       $ 263,721       $ 134,134       $ 67,048
    Change in net unrealized appreciation/depreciation         9,737,249         982,789          96,383      1,874,881
      during the period
                                                               5,093,334        (836,566)       (105,092)      (150,337)
Net increase (decrease) in net assets                    ---------------------------------------------------------------
    resulting from operations
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT               16,999,197         409,944         125,425      1,791,592
    RELATED TRANSACTIONS
      Contributions from contract holders
      Contract terminations and benefits                       6,273,981       2,225,557         579,550      3,110,890
      Net transfers among investment options                 (16,827,289)     (2,461,455)       (686,420)    (3,664,816)
                                                                 693,494        (474,384)      1,000,953      1,119,311
Net increase (decrease) in net assets                    ---------------------------------------------------------------
    from contract related transactions
                                                              (9,859,814)       (710,282)        894,083        565,385
INCREASE (DECREASE) IN NET ASSETS                        ---------------------------------------------------------------
Net assets, beginning of year                                  7,139,383        (300,338)      1,019,508      2,356,977
                                                              80,777,230      15,996,488       3,951,154     22,266,680
NET ASSETS, END OF YEAR                                  ---------------------------------------------------------------
                                                            $ 87,916,613    $ 15,696,150     $ 4,970,662    $24,623,657
UNIT TRANSACTIONS                                        ===============================================================
    Contributions
    Terminations and benefits                                    233,414         150,604          43,079        196,235
    Net transfers                                               (616,596)       (168,324)        (51,747)      (229,616)
                                                                  25,770         (32,804)         74,768         72,089
Net increase (decrease) in units                         ---------------------------------------------------------------
                                                                (357,412)        (50,524)         66,100         38,708
                                                         ===============================================================

                                                                  SERVICE CLASS SHARES
                                                         -------------------------------------
                                                                  MID CAP         MID CAP
                                                           (GRANDMASTER -TM-) (IQ ANNUITY -TM-)
                                                               DIVISION (5)      DIVISION (5)
                                                         -------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)
    Net realized gain (loss) on sales of investments             $ 358              $ 89
    Change in net unrealized appreciation/depreciation              19                67
      during the period
                                                                15,388             7,188
Net increase (decrease) in net assets                    -------------------------------------
    resulting from operations
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT                 15,765             7,344
    RELATED TRANSACTIONS
      Contributions from contract holders
      Contract terminations and benefits                            15            20,739
      Net transfers among investment options                         -              (967)
                                                               116,959             3,843
NET INCREASE (DECREASE) IN NET ASSETS                    -------------------------------------
    from contract related transactions
                                                               116,974            23,615
Increase (decrease) in net assets                        -------------------------------------
Net assets, beginning of year                                  132,739            30,959
                                                                     -                 -
NET ASSETS, END OF YEAR                                  -------------------------------------
                                                             $ 132,739          $ 30,959
UNIT TRANSACTIONS                                        =====================================
    Contributions
    Terminations and benefits                                        1             1,995
    Net transfers                                                    -               (92)
                                                                10,124               342
Net increase (decrease) in units                         -------------------------------------
                                                                10,125             2,245
                                                         =====================================


(1) For the period June 21, 1999 (commencement of operations) to December 31,
1999
(2) For the period June 2, 1999 (commencement of operations) to December 31,
1999

             Separate Account I of Integrity Life Insurance Company

                          Year Ended December 31, 1999


                                                                      SERVICE CLASS SHARES
                                                            ------------------------------------------
                                                                              EQUITY-
                                                             HIGH INCOME       INCOME         GROWTH
                                                              DIVISION (1)    DIVISION (1)  DIVISION (1)
                                                            ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                              $ (1,571)       $ (3,559)      $ (4,449)
    Net realized gain (loss) on sales of investments              (178)         (1,949)        22,418
    Change in net unrealized appreciation/depreciation
      during the period                                          2,812         (12,844)       149,950
                                                            ------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                    1,063         (18,352)       167,919
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                      216,707         539,735        616,550
      Contract terminations and benefits                        (3,608)        (19,343)      (187,691)
      Net transfers among investment options                    49,648          56,432        241,547
                                                            ------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    from contract related transactions                         262,747         576,824        670,406
                                                            ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                              263,810         558,472        838,325
Net assets, beginning of year                                        -               -              -
                                                            ------------------------------------------
NET ASSETS, END OF YEAR                                      $ 263,810       $ 558,472      $ 838,325
                                                            ==========================================
Unit transactions
    Contributions                                               21,691          54,274         58,617
    Terminations and benefits                                     (366)         (2,816)       (15,819)
    Net transfers                                                5,056           5,880         22,953
                                                            ------------------------------------------
Net increase (decrease) in units                                26,381          57,338         65,751
                                                            ==========================================

                                                                      SERVICE CLASS SHARES
                                                            ---------------------------------------
                                                                                        ASSET
                                                                     OVERSEAS          MANAGER
                                                                     DIVISION (1)     DIVISION (2)
                                                            ---------------------------------------
Increase (decrease) in net assets from operations
    Net investment income (loss)                                     $ (20,907)       $ (5,076)
    Net realized gain (loss) on sales of investments                 1,376,575              67
    Change in net unrealized appreciation/depreciation
      during the period                                                  5,304          69,135
                                                            ---------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                        1,360,972          64,126

Increase (decrease) in net assets from contract
    related transactions
      Contributions from contract holders                            5,276,593         765,251
      Contract terminations and benefits                                (6,020)           (450)
      Net transfers among investment options                        (6,258,982)        137,031
                                                            ---------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                                (988,409)        901,832
                                                            ---------------------------------------
Increase (decrease) in net assets                                      372,563         965,958
Net assets, beginning of year                                                -               -
                                                            ---------------------------------------
Net assets, end of year                                              $ 372,563       $ 965,958
                                                            =======================================
Unit transactions
    Contributions                                                      498,928          78,554
    Terminations and benefits                                             (486)            (45)
    Net transfers                                                     (471,168)         14,461
                                                            ---------------------------------------
Net increase (decrease) in units                                        27,274          92,970
                                                            =======================================

                                                                                     SERVICE CLASS SHARES
                                                            ---------------------------------------------------------------------
                                                                      ASSET
                                                                      MANAGER:                       GROWTH
                                                                      GROWTH       CONTRAFUND     OPPORTUNITIES      BALANCED
                                                                    DIVISION (3)  DIVISION (1)     DIVISION (4)    DIVISION (5)
                                                            ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                     $ (356)       $ (2,881)       $ (1,573)       $ (2,139)
    Net realized gain (loss) on sales of investments                    (76)            543            (655)         (1,544)
    Change in net unrealized appreciation/depreciation
      during the period                                               5,614          67,567           6,698           9,810
                                                            ----------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                         5,182          65,229           4,470           6,127
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                            49,298         374,717         182,696         326,101
      Contract terminations and benefits                                  -         (32,594)         (9,656)        (33,953)
      Net transfers among investment options                         13,664         155,942         167,070         132,595
                                                            ----------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                               62,962         498,065         340,110         424,743
                                                            ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    68,144         563,294         344,580         430,870
Net assets, beginning of year                                             -               -               -               -
                                                            ----------------------------------------------------------------
NET ASSETS, END OF YEAR                                            $ 68,144       $ 563,294       $ 344,580       $ 430,870
                                                            ================================================================
UNIT TRANSACTIONS
    Contributions                                                     5,085          36,538          18,335          32,815
    Terminations and benefits                                             -          (3,129)           (992)         (3,530)
    Net transfers                                                     1,436          14,777          17,115          13,460
                                                            ----------------------------------------------------------------
Net increase (decrease) in units                                      6,521          48,186          34,458          42,745
                                                            ================================================================
                                                                  SERVICE CLASS SHARES
                                                            --------------------------------
                                                                   GROWTH &
                                                                   INCOME
                                                                 DIVISION (6)    TOTAL
                                                            --------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                  $ (3,476)   $  32,109,929
    Net realized gain (loss) on sales of investments                   598       60,783,582
    Change in net unrealized appreciation/depreciation
      during the period                                             34,929       10,857,272
                                                           ---------------------------------
Net increase (decrease) in net assets
    resulting from operations                                       32,051      103,750,783
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                          605,331       51,539,599
      Contract terminations and benefits                            (9,360)    (178,001,916)
      Net transfers among investment options                       148,470       15,825,791
                                                           ---------------------------------
Net increase (decrease) in net assets
    from contract related transactions                             744,441     (110,636,526)
                                                           ---------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  776,492       (6,885,743)
Net assets, beginning of year                                            -      700,658,531
                                                           ---------------------------------
NET ASSETS, END OF YEAR                                          $ 776,492    $ 693,772,788
                                                           =================================
UNIT TRANSACTIONS
    Contributions                                                   59,803
    Terminations and benefits                                       (1,011)
    Net transfers                                                   14,879
                                                           ----------------
Net increase (decrease) in units                                    73,671
                                                           ================


(1) For the period June 2, 1999 (commencement of operations) to December 31,
1999
(2) For the period July 7, 1999 (commencement of operations) to December 31,
1999
(3) For the period July 13, 1999 (commencement of operations) to December 31,
1999
(4) For the period June 10, 1999 (commencement of operations) to December 31,
1999
(5) For the period June 15, 1999 (commencement of operations) to December 31,
1999
(6) For the period June 3, 1999 (commencement of operations) to December 31,
1999

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1998


                                                               MONEY                             EQUITY-
                                                               MARKET         HIGH INCOME        INCOME           GROWTH
                                                              DIVISION         DIVISION         DIVISION         DIVISION
                                                         -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                             $ 1,708,783     $ 6,077,369       $ 6,104,940     $ 10,530,591
    Net realized gain (loss) on sales of investments                   -      (2,935,271)        7,734,921        9,584,088
    Change in net unrealized appreciation/depreciation
      during the period                                                2      (4,139,551)       (2,417,469)      10,671,604
                                                         -------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                  1,708,785        (997,453)       11,422,392       30,786,283

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                      6,820,438       7,712,118        13,317,643        5,126,080
      Contract terminations and benefits                      (7,202,303)     (5,434,572)      (10,388,872)      (7,372,947)
      Net transfers among investment options                  14,673,226        (408,422)       (6,346,700)      (1,799,165)
                                                         -------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                        14,291,361       1,869,124        (3,417,929)      (4,046,032)
                                                         -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                             16,000,146         871,671         8,004,463       26,740,251
Net assets, beginning of year                                 35,945,459      52,808,793       122,405,920       83,889,625
                                                         -------------------------------------------------------------------
NET ASSETS, END OF YEAR                                     $ 51,945,605     $53,680,464     $ 130,410,383    $ 110,629,876
                                                         ===================================================================
UNIT TRANSACTIONS
    Contributions                                                428,066         442,610           361,197          108,613
    Terminations and benefits                                   (463,989)       (315,672)         (284,764)        (156,864)
    Net transfers                                                928,382         108,508          (190,039)         (36,320)
                                                         -------------------------------------------------------------------
Net increase (decrease) in units                                 892,459         235,446          (113,606)         (84,571)
                                                         ===================================================================


                                                                                INVESTMENT       ASSET
                                                                OVERSEAS        GRADE BOND      MANAGER
                                                                DIVISION         DIVISION       DIVISION
                                                         -------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                             $ 2,452,485        $ 649,238     $ 7,719,996
    Net realized gain (loss) on sales of investments           2,306,106          991,906       2,690,737
    Change in net unrealized appreciation/depreciation
      during the period                                         (653,363)        (125,383)     (1,377,877)
                                                         -------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                  4,105,228        1,515,761       9,032,856

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                      2,478,365        1,816,248       3,645,976
      Contract terminations and benefits                      (3,671,420)      (2,241,407)     (7,847,820)
      Net transfers among investment options                  (3,899,502)       8,728,296      (2,274,789)
                                                         -------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                        (5,092,557)       8,303,137      (6,476,633)
                                                         -------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                               (987,329)       9,818,898       2,556,223
Net assets, beginning of year                                 40,900,329       16,627,479      69,245,536
                                                         -------------------------------------------------
NET ASSETS, END OF YEAR                                     $ 39,913,000     $ 26,446,377    $ 71,801,759
                                                         =================================================
UNIT TRANSACTIONS
    Contributions                                                113,240           88,240         135,739
    Terminations and benefits                                   (169,692)        (109,343)       (287,885)
    Net transfers                                               (196,862)         422,621         (80,153)
                                                         -------------------------------------------------
Net increase (decrease) in units                                (253,314)         401,518        (232,299)
                                                         =================================================

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                          Year Ended December 31, 1998



                                                                                  ASSET
                                                                                  MANAGER:                              GROWTH
                                                                  INDEX 500       GROWTH          CONTRAFUND         OPPORTUNITIES
                                                                  DIVISION       DIVISION          DIVISION            DIVISION
                                                            --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                               $ 1,103,543     $ 1,241,173       $ 2,311,332          $ 184,053
    Net realized gain (loss) on sales of investments             4,749,457         742,938         4,541,199            404,631
    Change in net unrealized appreciation/depreciation
      during the period                                          8,599,375           2,449         9,669,661          1,767,710
                                                            --------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                   14,452,375       1,986,560        16,522,192          2,356,394
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                       17,005,436       1,633,701        10,028,589          5,240,215
      Contract terminations and benefits                        (3,561,323)       (655,361)       (4,498,873)          (450,989)
      Net transfers among investment options                     4,082,027          18,548         3,684,663          3,396,860
                                                            --------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                          17,526,140         996,888         9,214,379          8,186,086
                                                            --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                               31,978,515       2,983,448        25,736,571         10,542,480
Net assets, beginning of year                                   45,665,204      12,212,348        55,040,659          5,454,008
                                                            --------------------------------------------------------------------
NET ASSETS, END OF YEAR                                       $ 77,643,719    $ 15,195,796      $ 80,777,230       $ 15,996,488
                                                            ====================================================================
UNIT TRANSACTIONS
    Contributions                                                  678,848          88,384           460,454            404,468
    Terminations and benefits                                     (144,074)        (35,109)         (205,879)           (35,136)
    Net transfers                                                  160,904          (2,750)          148,005            266,499
                                                            --------------------------------------------------------------------
Net increase (decrease) in units                                   695,678          50,525           402,580            635,831
                                                            ====================================================================


                                                                                  GROWTH &
                                                                  BALANCED         INCOME
                                                                  DIVISION        DIVISION         TOTAL
                                                            ------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                  $ 71,776      $ (138,971)    $ 40,016,308
    Net realized gain (loss) on sales of investments                69,364         544,038       31,424,114
    Change in net unrealized appreciation/depreciation
      during the period                                            265,314       2,980,189       25,242,661
                                                            ------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                      406,454       3,385,256       96,683,083
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                        1,348,464       7,724,587       83,897,860
      Contract terminations and benefits                          (264,441)       (689,902)     (54,280,230)
      Net transfers among investment options                     1,050,149       6,846,653       27,751,844
                                                            ------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                           2,134,172      13,881,338       57,369,474
                                                            ------------------------------------------------
Increase (decrease) in net assets                                2,540,626      17,266,594      154,052,557
Net assets, beginning of year                                    1,410,528       5,000,086      546,605,974
                                                            ------------------------------------------------
NET ASSETS, END OF YEAR                                        $ 3,951,154     $22,266,680    $ 700,658,531
                                                            ================================================
UNIT TRANSACTIONS
    Contributions                                                  111,678         574,277
    Terminations and benefits                                      (20,972)        (51,837)
    Net transfers                                                   85,267         503,087
                                                            -------------------------------
Net increase (decrease) in units                                   175,973       1,025,527
                                                            ===============================

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                       Statement of Assets and Liabilities

                                December 31, 1999

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                          Notes to Financial Statements

                                December 31, 1999

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

Integrity Life Insurance Company ("Integrity") established Separate Account I (the "Separate Account") on May 19, 1986, for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Separate Account are part of Integrity.

During 1999, Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). Effective March 3, 2000, Integrity and its wholly owned subsidiary, National Integrity Life Insurance Company ("National"), were acquired by the Western and Southern Life Insurance Company ("W&S.") (See Note 4 of Notes to Financial Statements.)

Contract holders may allocate or transfer their account values to one or more of the Separate Account's investment divisions, or for certain contract holders, to a guaranteed interest division provided by Integrity, or both. Certain contract holders may also allocate or transfer a portion or all of their account values to one or more fixed guaranteed rate options of Integrity's Separate Account GPO. Certain contract holders may also allocate new contributions to a Systematic Transfer Option ("STO") which accumulates interest at a fixed rate. All STO contributions must be transferred to other investment divisions or to a guaranteed rate option within one year of the contribution.

The Separate Account investment divisions are invested in shares of corresponding investment portfolios of the Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (collectively the "Fidelity VIP Funds"). The Fidelity VIP Funds are "series" type mutual funds managed by Fidelity Management and Research Company ("Fidelity Management"). The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has fourteen investment divisions available, each with corresponding initial class shares and service class shares. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the operative portfolios of the Fidelity VIP Funds at December 31, 1999 for this Separate Account.

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

MONEY MARKET PORTFOLIO seeks to earn as high a level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

HIGH INCOME PORTFOLIO seeks a high current income while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

EQUITY-INCOME PORTFOLIO seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities compromising S&P 500. It normally invests at least 65% of the Portfolio's assets in income-producing equity securities.

GROWTH PORTFOLIO seeks capital appreciation. It invests in companies that are believed to have above-average growth potential. These companies tend to have higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities for a strong industry or market position. The stocks of these companies are often called "growth" stocks.

OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.

INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S.
dollar-denominated investment-grade bonds.

ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.

INDEX 500 PORTFOLIO seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ASSET MANAGER: GROWTH PORTFOLIO is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds and short-term money market instruments. The Portfolio has a neutral mix, which represents the way the fund's investments will generally be allocated over the long term. The approximate neutral mix for stocks, bonds and short-term instruments is 70%, 25% and 5%, respectively.

CONTRAFUND PORTFOLIO seeks long-term capital appreciation by investing assets primarily in common stocks. The Portfolio invests assets in securities of companies whose value may not fully be recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth by investing primarily in common stocks. The Portfolio has the ability to purchase other types of securities, including bonds which may be lower-quality debt securities.

BALANCED PORTFOLIO seeks both income and growth of capital by investing approximately 65% of assets in stocks and other equity securities, and the remainder in bonds and other debt securities including lower-quality debt securities, when its outlook is neutral.

GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation by investing mainly in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. Investments may also include bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

MID CAP PORTFOLIO invests primarily in common stocks with at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of Integrity.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS

Investments in shares of the Fidelity VIP Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of shares of the Fidelity VIP Funds are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Fidelity VIP Fund portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

TAXES

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during 1999 and the cost of shares held at December 31, 1999 for each division were as follows:

                      DIVISION                             PURCHASES             SALES              COST
-----------------------------------------------------------------------------------------------------------------
INITIAL CLASS:
   Money Market (Grandmaster-TM-)                           $ 176,812,526      $ 173,883,903       $ 54,839,890
   Money Market (IQ Annuity -TM-)                             161,318,964        154,639,536          6,679,428
   High Income                                                104,301,298        114,042,760         42,656,929
   Equity-Income                                               13,529,515         47,171,222         86,563,492
   Growth                                                      51,656,767         52,196,376        100,565,924
   Overseas                                                    34,331,979         45,382,719         31,727,129
   Investment Grade Bond (Grandmaster-TM-)                      9,761,670         13,503,713         21,873,166
   Investment Grade Bond (IQ Annuity-TM-)                          99,132              8,628             90,548
   Asset Manager                                               14,475,074         32,066,535         48,708,363
   Index 500 (Grandmaster-TM-)                                 23,684,705         31,969,497         65,445,002
   Index 500 (IQ Annuity-TM-)                                     891,734             81,569            812,744
   Asset Manager: Growth                                        2,771,358          4,258,859         12,777,135
   Contrafund                                                  19,605,781         27,417,925         64,814,983
   Growth Opportunities                                         5,962,714          6,407,082         14,453,276
   Balanced                                                     2,615,717          1,538,167          4,763,397
   Growth & Income                                              9,526,441          8,829,222         21,601,371
SERVICE CLASS:
   Mid Cap (Grandmaster-TM-)                                      117,478                132            117,365
   Mid Cap (IQ Annuity-TM-)                                        24,777              1,076             23,768
   High Income                                                    275,278             14,234            260,866
   Equity-Income                                                  603,668             30,156            571,563
   Growth                                                         854,399            188,719            688,098
   Overseas                                                   164,517,941        165,527,368            367,148
   Asset Manager                                                  905,270              8,226            897,111
   Asset Manager: Growth                                           63,777              1,201             62,500
   Contrafund                                                     546,418             51,414            495,547
   Growth Opportunities                                           363,397             24,994            337,748
   Balanced                                                       472,645             50,116            420,985
   Growth & Income                                                764,712             23,804            741,506
                                                                                             ------------------
                                                                                                  $ 583,356,982
                                                                                             ------------------
                                                                                             ------------------

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



3. EXPENSES

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate. There are two contracts currently offered by the Separate Account: GrandMaster III ("Grandmaster") and IQ the SmartAnnuity ("IQ"). Grandmaster has a deferred sales load charge and lower mortality and expense annual rate. IQ has no sales load charges on its contracts and carries a higher mortality and expense annual rate. Grandmaster charges 1.20% and 0.15% and IQ charges 1.30% and 0.15% for mortality and expense risks and administrative expenses, respectively. For all contracts, an annual charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

4. EVENTS RELATING TO INTEGRITY AND ARM

On July 29, 1999, ARM announced that it was restructuring its institutional business (the Company had no institutional business) and positioning its retail business and technology operations for the sale of ARM or its businesses or its assets. Following the July 29, 1999 announcement, the ratings of ARM and Integrity were significantly lowered several times by four major rating agencies, materially and adversely affecting Integrity's ability to market retail products and adversely affecting the persistency of its existing business during the remainder of 1999.

On December 17, 1999 ARM entered into a Purchase Agreement (the "Purchase Agreement") with W&S whereby W&S agreed to acquire Integrity and National Integrity. On March 3, 2000, W&S and ARM closed the transaction contemplated by the Purchase Agreement. The Company has been assigned a AAA (Extremely Strong) rating for financial strength by Standard & Poor's, AAA (Highest) for claims paying ability from Duff & Phelps' and A (Excellent) for financial strength from A.M. Best. It is expected that Moody's will assign similar ratings to National Integrity.

W&S is part of the Western-Southern Enterprise, a financial services group which also includes Western-Southern Life Assurance Company, Columbus Life Insurance Company, Touchstone Advisors, Inc., Fort Washington Investment Advisors, Inc., Todd Investment Advisors, Inc., Countrywide Financial Services, Capital Analysts Incorporated and Eagle Realty Group, Inc. Assets owned or under management by the group exceed $20 billion. Western and Southern is rated A++ (Superior) by A.M. Best, AAA (Highest) by Duff & Phelps, AAA (Extremely Strong) by Standard & Poor's, and Aa2 (Excellent) by Moody's.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2000

                                       FOR

                               IQ THE SMARTANNUITY

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                      FUNDED THROUGH ITS SEPARATE ACCOUNT I



                                TABLE OF CONTENTS
                                                                            Page

Part 1 - Integrity and Custodian...............................................1
Part 2 - Distribution of the Contracts.........................................1
Part 3 - Performance Information...............................................2
Part 4 - Determination of Accumulation Values..................................8
Part 5 - Tax Favored Retirement Programs.......................................8
    Traditional Individual Retirement Annuities................................8
    Roth Individual Retirement Annuities.......................................8
    SIMPLE Individual Retirement Annuities.....................................8
    Tax Sheltered Annuities....................................................9
    Simplified Employee Pensions...............................................9
    Corporate and Self-Employed (H.R.10 and Keogh) Pension and Profit
     Sharing Plans.............................................................9
    Deferred Compensation Plans of State and Local Governments and
     Tax-Exempt Organizations..................................................9
    Distributions Under Tax Favored Retirement Programs........................9
Part 6 - Financial Statements.................................................10


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 2000. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of The Western and Southern Life Insurance Company ("W&S"), a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.


Until March 3, 2000, Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by Integrity for management services in 1997 were $19,307,552, in 1998 were $27,158,002, and in 1999 were $32,545,978 including services applicable to the Registrant.

Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, "AAA" (Extremely Strong) by Standard & Poor's Corporation, "Aa2" (Excellent) by Moody's Investors Service, Inc., and "AAA" (Highest) by Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.


During 1999, prior to acquisition by W&S, the following actions were taken by state insurance departments: 1) Integrity's Hawaii certificate of authority was cancelled September 16, 1999 and was reinstated during the fourth quarter of 1999; 2) Integrity agreed effective September 8, 1999 that it would not accept new applications from residents of the state of Colorado without the approval of the Commissioner of the Colorado Division of Insurance; 3) Integrity agreed effective January 20, 2000 that it would not write any general account or guaranteed separate account business in the State of California, and that upon the closing of the W&S acquisition that Integrity would request the consent of the California Insurance Commissioner prior to resumption of writing such business in California; 4) Integrity's certificate of authority was suspended in the State of Nevada effective September 21, 1999, however, the Nevada Division of Insurance advised of the rescission of such Order on March 10, 2000 and a formal Order rescinding such suspension is expected; 5) Integrity agreed effective January 7, 2000 that it would not write any general account business in the State of Florida until the closing of the acquisition by W&S and upon meeting certain statutory surplus requirements; (6) Integrity's North Carolina certificate of authority was restricted to "no new business" effective September 29, 1999. Integrity expects all such remaining restrictions to be lifted once the state insurance departments involved have completed their review of the W&S acquisition of Integrity.

TAX STATUS OF INTEGRITY

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Account isn't a separate entity from Integrity and its operations form a part of Integrity, it isn't taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, isn't taxed to Integrity. Integrity can make a tax deduction if federal tax laws change to include these items in our taxable income.

PART 2 - DISTRIBUTION OF THE CONTRACTS

Touchstone Securities, Inc. ("Touchstone Securities"), 311 Pike Street, Cincinnati, Ohio 45202, and indirect subsidiary of W&S and an affiliate of Integrity, is the principal underwriter of the contracts. Touchstone Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. The contracts are offered through Touchstone Securities on a continuous basis.


We generally pay a maximum distribution allowance of 7.5% of initial contribution and 7% of additional contributions, plus .50% trail commission paid on Account Value after the 8th Contract Year. The amount of distribution allowances paid was $2,933,356 for the year ended December 31, 1999, $7,795,349 for the year ended December 31, 1998, and $6,750,503 for the year ended December 31, 1997. Distribution allowances weren't retained by ARM Securities Corporation, the principal underwriter for the contracts prior to March 3, 2000, during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.

PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and we can't guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all charges that apply to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular. Any total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those that currently apply under the contract. Total returns may be shown at the same time that do not take into account deduction of the annual administrative charge.

AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period shown. Average annual returns are calculated pursuant to the following formula:
P(1+T) TO THE POWER OF n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                               365/7
   Effective Yield = {(Base Period Return) + 1)     } - 1

For the period ending: 12/31/99

RETURNS WITH SURRENDER CHARGES

                                    VARIABLE                         SEC STANDARDIZED
                                    ACCOUNT                      AVERAGE ANNUAL RETURN (1)
                                    INCEPTION     --------------------------------------------------------
VARIABLE OPTIONS                    DATE (2)              1 YEAR              5 YEAR              10 YEAR         LIFE OF ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
VIP II Asset Manager: Service Class   7/7/99                n/a                 n/a                 n/a                 8.21

VIP II Asset Manager: Growth:         7/13/99               n/a                 n/a                 n/a                 9.69
Service Class

VIP III Balanced: Service Class       6/15/99               n/a                 n/a                 n/a                 1.37

VIP II Contrafund: Service Class      6/2/99                n/a                 n/a                 n/a                30.72

VIP Equity-Income: Service Class      6/2/99                n/a                 n/a                 n/a                -4.44

VIP Growth: Service Class             6/2/99                n/a                 n/a                 n/a                51.82

VIPIII Growth & Income:               6/3/99                n/a                 n/a                 n/a                 9.44
Service Class

VIP III Growth Opportunities:         6/10/99               n/a                 n/a                 n/a                -0.14
Service Class

VIP High Income: Service Class        6/2/99                n/a                 n/a                 n/a                -0.16

VIP II Index 500: Initial Class       6/2/99                n/a                 n/a                 n/a                23.72

VIP II Investment Grade Bond:         6/2/99                n/a                 n/a                 n/a                -0.26
Initial Class

VIP III Mid Cap: Service Class        6/15/99               n/a                 n/a                 n/a                80.21
                                ----------------------------------------------------------------------------------------------------
VIP Overseas: Service Class           6/2/99                n/a                 n/a                 n/a                70.99

                                ----------------------------------------------------------------------------------------------------




(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment period over the indicated. The performance figures reflect the deduction of mortality and expenses and administrative charges totaling 1.45%. They also reflect any withdrawal charges that would apply if an owner terminated the policy at the end of the period, but exclude deductions for the applicable premium tax charges. Surrender charges are 8% in year one, declining 1% annually in years one through seven, 0% thereafter.
(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year are not annualized.

For the period ending: 12/31/99


                            NON-STANDARDIZED RETURNS

RETURNS WITHOUT SURRENDER CHARGES (1)                 All figures are unaudited.

                                         CUMULATIVE TOTAL RETURN                   AVERAGE ANNUAL RETURN
                         FUND       -------------------------------------------------------------------------------------
                         INCEPTION                              LIFE OF                                        LIFE OF
VARIABLE OPTIONS         DATE (3)   3 YEAR   5 YEAR   10 YEAR   FUND      1 YEAR   3 YEAR   5 YEAR   10 YEAR   FUND
-------------------------------------------------------------------------------------------------------------------------
VIP II Asset Manager:    9/6/89      46.91    90.84    193.61   194.55      9.40    13.68    13.80     11.37   11.04
Service Class
VIP II Asset Manager:    1/3/95      61.27     n/a       n/a    130.86     13.47    17.27     n/a       n/a    18.25
Growth: Service Class
VIP III Balanced:        1/3/95      43.21     n/a       n/a     73.92      2.92    12.72     n/a       n/a    11.73
Service Class
VIP II Contrafund:       1/3/95      91.45     n/a       n/a    214.32     22.35    24.17     n/a       n/a    25.79
Service Class
VIP Equity-Income:       10/9/86     45.15   118.46    231.09   349.10      4.72    13.22    16.92     12.72   12.03
Service Class
VIP Growth: Service      10/9/86    125.91   239.96    426.88   691.84     35.30    31.21    27.73     18.08   16.93
Class
VIP III Growth &         12/31/96    75.57     n/a       n/a     75.57      7.48    20.65     n/a       n/a    20.65
Income: Service Class
VIP III Growth           1/3/95      61.21     n/a       n/a    144.93      2.67    17.25     n/a       n/a    19.66
Opportunities:
Service Class
VIP High Income:         9/19/85     16.15    54.96    146.17    89.26      6.42     5.12     9.16      9.43    4.57
Service Class
VIP II Index 500:        8/27/92     96.43   221.44      n/a    266.17     18.77    25.24    26.30      n/a    19.33
Initial Class
VIP II Investment        12/5/88     12.43    32.20     59.26    59.61     -2.47     3.98     5.74      4.76    4.31
Grade Bond: Initial
Class
VIP III Mid Cap:         12/28/98     N/a      N/a       N/a     51.32     46.79     N/a      N/a       N/a    50.85
Service Class
-------------------------------------------------------------------------------------------------------------------------
VIP Overseas: Service    1/28/87     71.20   106.03    152.42   211.60     40.33    19.63    15.55      9.70    9.19
Class
-------------------------------------------------------------------------------------------------------------------------


                                       CALENDAR YEAR RETURN(2)
                         ----------------------------------------------------

VARIABLE OPTIONS          1994     1995     1996     1997     1998      1999
-----------------------------------------------------------------------------
VIP II Asset Manager:    -7.54    15.15    12.82    18.67    13.15      9.4
Service Class
VIP II Asset Manager:     n/a     21.14    18.16    23.08    15.46     13.47
Growth: Service Class
VIP III Balanced:         n/a     14.59     8.26    20.40     8.55      2.92
Service Class
VIP II Contrafund:        n/a     37.76    19.33    22.18    28.07     22.35
Service Class
VIP Equity-Income:        4.66    33.78    12.50    26.09     9.93      4.72
Service Class
VIP Growth: Service      -1.56    33.28    12.91    21.56    37.36     35.30
Class
VIP III Growth &          n/a      n/a      n/a     28.10    27.40      7.48
Income: Service Class
VIP III Growth            n/a     30.06    17.47    27.68    25.63      2.67
Opportunities:
Service Class
VIP High Income:         -3.08    18.85    12.25    15.78    -5.73      6.42
Service Class
VIP II Index 500:         -.79    35.34    21.15    30.91    26.60     18.77
Initial Class
VIP II Investment        -5.14    15.74     1.78     7.59     7.38     -2.47
Grade Bond: Initial
Class
VIP III Mid Cap:          N/a      N/a      N/a      N/a      N/a      46.79
Service Class
-----------------------------------------------------------------------------
VIP Overseas: Service     .28      8.05    11.38     9.85    11.06     40.33
Class
-----------------------------------------------------------------------------

1) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.45%. The calculation assumes the policy is still in force and therefore does not take withdrawal charges into consideration. Non-standard performance is since the portfolio inception date, which may predate the separate account.
2)   Italicized returns are calculated from the inception date through year-end.
3) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.

PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/ CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index, which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by Integrity or any of the Sub-Advisers derived from such indices or averages.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS
Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.

PART 4 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 5 - TAX FAVORED RETIREMENT PROGRAMS

The contracts described in the prospectus may be used in connection with certain tax-favored retirement programs, for groups and individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may begin. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may begin. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are excluded from the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with these plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Plans in existence on August 20, 1996, should have established a trust, custodial account, or annuity contract by January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS

Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70-1/2 or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70-1/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Owners of traditional IRAs and five percent owners must begin distributions by age 70-1/2.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70 1/2 for Roth

IRAs.

Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408(a) Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 6 - FINANCIAL STATEMENTS

Ernst & Young LLP is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.


The financial statements of the Separate Account as of December 31, 1999, and for the periods indicated in the financial statements and the statutory basis financial statements of Integrity as of and for the years ended December 31, 1999 and 1998 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.

The financial statements of Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

                              Financial Statements
                                (Statutory Basis)

                                 Integrity Life
                                Insurance Company

                     YEARS ENDED DECEMBER 31, 1999 AND 1998
                       WITH REPORT OF INDEPENDENT AUDITORS

                        Integrity Life Insurance Company

                              Financial Statements
                                (Statutory Basis)

                     Years Ended December 31, 1999 and 1998




                                    CONTENTS

Report of Independent Auditors................................................1

Audited Financial Statements

Balance Sheets (Statutory Basis)..............................................2
Statements of Operations (Statutory Basis)....................................4
Statements of Changes in Capital and Surplus (Statutory Basis)................5
Statements of Cash Flows (Statutory Basis)....................................6
Notes to Financial Statements (Statutory Basis)...............................8

                         Report of Independent Auditors

Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 1999 and 1998, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Integrity Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department.


                                                         /s/ Ernst & Young LLP
Louisville, Kentucky
March 31, 2000

                        Integrity Life Insurance Company

                        Balance Sheets (Statutory Basis)


                                                                        DECEMBER 31,
                                                                    1999              1998
                                                             ---------------------------------
                                                                    (IN THOUSANDS)
ADMITTED ASSETS
Cash and invested assets:
    Bonds                                                       $ 1,363,174       $ 4,562,340
    Preferred stocks and non-affiliated common stock                 75,828            32,704
    Investment in common stock of subsidiary                         55,179            59,503
    Mortgage loans                                                    8,935            11,719
    Policy loans                                                    104,194           102,305
    Cash and short-term investments                                 177,279           412,074
    Other invested assets                                            50,405            53,435
                                                             ---------------------------------
Total cash and invested assets                                    1,834,994         5,234,080

Separate account assets                                           1,657,370         2,124,250
Accrued investment income                                            35,912            47,091
Reinsurance balances receivable                                         101             1,048
Other admitted assets                                                14,769             2,097




                                                             ---------------------------------
Total admitted assets                                           $ 3,543,146       $ 7,408,566
                                                             =================================

                                                                        DECEMBER 31,
                                                                   1999              1998
                                                              -------------------------------
                                                                       (IN THOUSANDS)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
    Policy and contract liabilities:
      Life and annuity reserves                                $ 1,712,587       $ 1,512,538
      Funding agreement and GIC deposit fund liabilities                 -         3,508,124
      Unpaid claims                                                    120               120
      Deposits on policies to be issued, net                           766                83
                                                              -------------------------------
    Total policy and contract liabilities                        1,713,473         5,020,865

    Separate account liabilities                                 1,657,370         2,101,750
    Accounts payable and accrued expenses                            2,009             3,502
    Transfers to separate accounts due or (accrued), net           (34,299)          (59,632)
    Reinsurance balances payable                                     1,561             9,194
    Federal income taxes                                                 -                64
    Asset valuation reserve                                         24,942            34,578
    Interest maintenance reserve                                    26,706            38,637
    Other liabilities                                               66,772            12,920
                                                              -------------------------------
Total liabilities                                                3,458,534         7,161,878

Capital and surplus:
    Common stock, $2 par value, 1,500,000 shares
      authorized, issued and outstanding                             3,000             3,000
    Paid-in surplus                                                173,506           122,006
    Unassigned surplus (deficit)                                   (91,894)          121,682
                                                              -------------------------------
Total capital and surplus                                           84,612           246,688
                                                              -------------------------------
Total liabilities and capital and surplus                      $ 3,543,146       $ 7,408,566
                                                              ===============================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

                   Statements of Operations (Statutory Basis)

                                                                            YEAR ENDED DECEMBER 31,
                                                                             1999              1998
                                                                       --------------------------------
                                                                                 (IN THOUSANDS)
Premiums and other revenues:
    Premiums and annuity considerations                                  $    19,316       $     7,313
    Deposit-type funds                                                       576,356         1,868,553
    Net investment income                                                    250,298           321,469
    Amortization of the interest maintenance reserve                           2,080             2,243
    Income from separate account seed money investment                        26,600                 -
    Reserve adjustments on reinsurance ceded                                 210,442             1,033
    Other revenues                                                            39,098            19,376
                                                                       --------------------------------
Total premiums and other revenues                                          1,124,190         2,219,987

Benefits paid or provided:
    Death benefits                                                             6,588             5,528
    Annuity benefits                                                         183,245           240,573
    Surrender benefits                                                     1,245,928           297,863
    Interest on funds left on deposit                                         92,441           162,137
    Payments on supplementary contracts                                       13,155            10,982
    Increase in reserves and deposit fund liabilities                         32,323         1,216,263
                                                                       --------------------------------
Total benefits paid or provided                                            1,573,680         1,933,346

Insurance and other expenses:
    Commissions                                                               34,299            31,144
    General expenses                                                          28,602            23,542
    Taxes, licenses and fees                                                   2,627             1,483
    Net transfers to (from) separate accounts                               (511,329)          186,486
    Other expenses                                                           192,588             1,710
                                                                       --------------------------------
Total insurance and other expenses                                          (253,213)          244,365
                                                                       --------------------------------
Gain (loss) from operations before federal income taxes and
    net realized capital gains                                              (196,277)           42,276

Federal income tax expense                                                     2,706             5,456
                                                                       --------------------------------
Gain (loss) from operations before net realized capital gains               (198,983)           36,820

Net realized capital gains, excluding realized capital
    gains (losses), net of tax, transferred to the interest
    maintenance reserve (1999-$(137,773); 1998-$(1,392))                       8,284               945
                                                                       --------------------------------
Net income (loss)                                                        $  (190,699)      $    37,765
                                                                       ================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

         Statements of Changes in Capital and Surplus (Statutory Basis)

                     Years Ended December 31, 1999 and 1998

                                                                           UNASSIGNED         TOTAL
                                             COMMON         PAID-IN         SURPLUS        CAPITAL AND
                                             STOCK          SURPLUS        (DEFICIT)         SURPLUS
                                           ----------------------------------------------------------------------------------
                                                                 (IN THOUSANDS)
Balance, January 1, 1998                    $ 3,000       $ 113,109       $  95,651         $ 211,760
Net income                                                                   37,765            37,765
Net change in unrealized gain
     of subsidiary                                                            5,475             5,475
Net change in nonadmitted assets
      and related items                                                           1                 1
Increase in asset valuation reserve                                         (11,210)          (11,210)
Capital contribution, net                                     8,897                             8,897
Dividends to shareholder                                                     (6,000)           (6,000)
                                           -----------------------------------------------------------
Balance, December 31, 1998                    3,000         122,006         121,682           246,688

Net loss                                                                   (190,699)         (190,699)
Net change in unrealized gain
     of subsidiary                                                           (4,324)           (4,324)
Net change in nonadmitted
     assets and related items                                                  (589)             (589)
Change in reserve (change
     in valuation basis)                                                      3,000             3,000
Decrease in asset valuation reserve                                           9,636             9,636
Change in surplus in
     separate accounts                                                      (26,600)          (26,600)
Capital contribution                                         51,500                            51,500
Dividends to shareholder                                                     (4,000)           (4,000)
                                           -----------------------------------------------------------
Balance, December 31, 1999                  $ 3,000       $ 173,506       $ (91,894)        $  84,612
                                           ===========================================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

                   Statements of Cash Flows (Statutory Basis)


                                                                           YEAR ENDED DECEMBER 31,
                                                                            1999             1998
                                                                    ---------------------------------
                                                                           (IN THOUSANDS)
OPERATIONS:
    Premiums, policy proceeds, and other
      considerations received                                          $   595,672       $ 1,875,866
    Net investment income received                                         261,225           315,760
    Commission and expense allowances received
      on reinsurance ceded                                                 222,417               904
    Benefits paid                                                       (1,449,145)         (555,176)
    Insurance expenses paid                                                (67,022)          (55,204)
    Other income received net of other expenses paid                         2,080            17,100
    Net transfers from (to) separate accounts                              536,663          (204,091)
    Federal income taxes paid                                              (10,689)           (1,814)
                                                                    ---------------------------------
Net cash provided by operations                                             91,201         1,393,345

INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or repayments
    of investments:
      Bonds                                                              1,195,883         4,854,879
      Preferred stocks                                                      34,428            86,730
      Mortgage loans                                                         2,784             1,467
      Other invested assets                                                 19,918            63,054
      Net gains (losses) on cash and short-term investments                     18               580
      Profit on sale or maturity of derivative instruments                  13,633                 -
      Miscellaneous proceeds                                                 2,676             1,050
                                                                    ---------------------------------
Total investment proceeds                                                1,269,340         5,007,760
Benefits recovered (taxes paid) on capital gains                             1,077            (3,264)
                                                                    ---------------------------------
Net proceeds from sales, maturities, or repayments
    of investments                                                       1,270,417         5,004,496

                        Integrity Life Insurance Company

                                                                     YEAR ENDED DECEMBER 31,
                                                                     1999              1998
                                                               --------------------------------
                                                                     (IN THOUSANDS)
Cost of investments acquired:
    Bonds                                                          1,589,428         5,980,098
    Preferred and common stocks                                       70,728            60,158
    Other invested assets                                             19,112            85,759
    Miscellaneous applications                                           813             2,731
                                                               --------------------------------
Total cost of investments acquired                                 1,680,081         6,128,746
Net increase in policy loans and premium notes                         1,889             2,773
                                                               --------------------------------
Net cash used in investment activities                              (411,553)       (1,127,023)

FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided:
    Capital and surplus paid-in                                       51,500             8,897
    Seed redemption from separate account                             22,500                 -
    Cash from term loans                                              19,152                 -
    Other sources                                                     13,263             7,631
                                                               --------------------------------
Total other cash provided                                            106,415            16,528

Other cash applied:
    Dividends to shareholder                                           4,000             6,000
    Other applications, net                                           16,858            66,018
                                                               --------------------------------
Total other cash applied                                              20,858            72,018
                                                               --------------------------------
Net cash provided by (used in) financing and
    miscellaneous activities                                          85,557           (55,490)
                                                               --------------------------------

Net increase (decrease) in cash and short-term investments          (234,795)          210,832

Cash and short-term investments at beginning of year                 412,074           201,242
                                                               --------------------------------
Cash and short-term investments at end of year                   $   177,279       $   412,074
                                                               ================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

                 Notes to Financial Statements (Statutory Basis)

                                December 31, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION

Integrity Life Insurance Company (the "Company") and its wholly-owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity") are indirect wholly owned subsidiaries of ARM Financial Group, Inc. ("ARM"). The Company is domiciled in the state of Ohio. The Company is currently licensed in 46 states and the District of Columbia, and National Integrity specialize in the asset accumulation business with particular emphasis on retirement savings and investment products.

On December 17, 1999, ARM entered into a Purchase Agreement (the "Purchase Agreement") with The Western and Southern Life Insurance Company ("W&S") whereby W&S agreed to acquire ARM's insurance subsidiaries, Integrity and National Integrity, the ("Insurance Subsidiaries").

On March 3, 2000, ARM closed the transaction contemplated by the Purchase Agreement (the "Closing"). Under the terms of the Purchase Agreement, the purchase price of $119.3 million is subject to a number of downward price adjustments (see below) and was placed in an escrow account. ARM does not expect any remaining proceeds in the escrow (after any such downward adjustments) to be distributed from the escrow prior to the 12 month anniversary of the Closing.

The $119.3 million purchase price may be decreased to the extent that the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth on the Insurance Subsidiaries' final February 29, 2000 balance sheet (less certain enumerated items) is more than $1 million less than the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth in the Insurance Subsidiaries September 30, 1999 statutory financial statements plus $2.2 million. The purchase price may be increased to the extent that the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth on the Insurance Subsidiaries' final February 29, 2000 balance sheet (less certain enumerated items) is more than $1 million greater than the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth on the Insurance Subsidiaries' September 30, 1999 statutory financial statements plus $2.2 million.

                        Integrity Life Insurance Company

ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

Subject to certain specified limitations, the purchase price may also be decreased to the extent of any losses by W&S arising out of any inaccuracy in or breach of any of ARM's representations, warranties or covenants.

The purchase price may be further decreased to the extent of any "losses" from the sales or deemed sales of certain securities owned by the Insurance Subsidiaries (the "Securities"). The Securities, which the parties have agreed are to be sold, are set forth on a confidential list. "Losses" are calculated as the aggregate amount by which the "carrying value" of the Securities exceeds the aggregate net sale proceeds from the sales or deemed sales of the Securities. The aggregate "carrying value" of the Securities as of February 29, 2000 was $453.5 million. Losses of $4.7 million have been recognized on securities sold subsequent to entering into the sale transaction.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS

Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners' ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

a liability rather than unassigned surplus. Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

SUBSIDIARY

The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

POLICY ACQUISITION COSTS

Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of gross profits over the estimated term of the underlying policies.

NONADMITTED ASSETS

Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS AND BENEFITS

Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

BENEFIT RESERVES

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on expected experience or actual account balances as would be required under GAAP.

FEDERAL INCOME TAXES

Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

STATEMENT OF CASH FLOWS

Cash and short-term investments in the statement of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                                 1999              1998
                                                            --------------------------------
                                                                  (IN THOUSANDS)
Net income (loss) as reported in the accompanying
   statutory basis financial statements                      $  (190,699)     $    37,765

Deferred policy acquisition costs, net of amortization            12,357           22,694
Adjustments to customer deposits                                 (10,053)          (7,082)
Adjustments to invested asset carrying values at
   acquisition date                                                 (810)            (226)
Amortization of value of insurance in force                       (5,629)          (5,426)
Amortization of interest maintenance reserve                      (2,080)          (2,243)
Adjustments for realized investment losses                       (79,279)          (4,043)
Adjustments for federal income tax expense                       (45,797)          (4,623)
Investment in subsidiary                                          (1,500)          11,561
Eliminate dividend income from subsidiary                              -           (2,771)
Other                                                             36,732            2,237
                                                            --------------------------------
Net income (loss), GAAP basis                                $  (286,758)     $    47,843
                                                            ================================

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

                                                                      YEAR ENDED DECEMBER 31,
                                                                       1999              1998
                                                                  ------------------------------
                                                                         (IN THOUSANDS)
Capital and surplus as reported in the accompanying
   statutory basis financial statements                            $    84,612      $   246,688

Adjustments to customer deposits                                      (151,448)        (165,471)
Adjustments to invested asset carrying values at
   acquisition date                                                    (25,667)             436
Asset valuation reserve and interest maintenance reserve                51,648           73,215
Value of insurance in force                                             24,193           27,097
Goodwill                                                                     -            2,968
Deferred policy acquisition costs                                       93,762           79,679
Adjustments to investment in subsidiary excluding net
   unrealized gains (losses)                                            28,321           25,497
Net unrealized gains (losses) on available-for-sale
   securities                                                         (202,554)        (123,124)
Other                                                                  (25,054)          29,517
                                                                  ------------------------------

Shareholder's equity (deficit), GAAP basis                         $  (122,187)     $   196,502
                                                                  ==============================

Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

     Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

     Preferred stocks are reported at cost.

     The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

     Short-term investments include investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the average cost method.

BENEFITS

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

Interest on funds left on deposit represents interest credited on funding agreements and GIC deposit fund liabilities. Interest credited on all other life and annuity reserves is included as a component of annuity or surrender benefits.

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts and institutional funding agreements. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity involving cashflows, such as premiums and benefits, are reported in the accompanying statements of income in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of income as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks. Such fees are included in other revenues.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                        Integrity Life Insurance Company

2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. In 1998, both the NAIC and the Ohio Department of Insurance adopted codified statutory accounting principles ("Codification") with an effective date of January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. The Company has not yet determined the impact of Codification to its statutory basis financial statements.

3. INVESTMENTS

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:

                                       COST OR          GROSS          GROSS
                                      AMORTIZED       UNREALIZED     UNREALIZED
                                        COST            GAINS          LOSSES        FAIR VALUE
                                    ------------------------------------------------------------
                                                           (IN THOUSANDS)
At December 31, 1999:
Mortgage-backed securities           $  351,180      $      382      $       -      $  351,562
Corporate securities                    827,300           3,932          47,704        783,529
Asset-backed securities                 131,566               -           4,010        127,556
U.S. Treasury securities and
   obligations of U.S. government
   agencies                              41,562             360           1,638         40,284
Foreign governments                       7,671               -             371          7,300
States and political
   subdivisions                           3,895             159               -          4,054
                                    ------------------------------------------------------------
Total bonds                          $1,363,174      $    4,834      $   53,723     $1,314,285
                                    ============================================================

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

                                       COST OR        GROSS         GROSS
                                      AMORTIZED     UNREALIZED    UNREALIZED
                                        COST          GAINS         LOSSES     FAIR VALUE
                                    ------------------------------------------------------
                                                              (IN THOUSANDS)
At December 31, 1998:
Mortgage-backed securities           $1,969,989    $        -     $       -    $1,969,989
Corporate securities                  1,803,209         5,445        53,873     1,754,781
Asset-backed securities                 497,116             -             -       497,116
U.S. Treasury securities and
   obligations of U.S.
   government agencies                  258,659           206           741       258,124
Foreign governments                      29,412             -           999        28,413
States and political
   subdivisions                           3,955           158             -         4,113
                                    ------------------------------------------------------
Total bonds                          $4,562,340    $    5,809     $  55,613    $4,512,536
                                    ======================================================

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1999 and 1998, the fair value of investments in bonds includes $0.9 billion and $3.8 billion, respectively, of bonds that were valued at amortized cost.

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1999, by contractual maturity, is as follows:

                                                  COST OR
                                                 AMORTIZED           FAIR
                                                   COST              VALUE
                                            ----------------------------------
                                                    (IN THOUSANDS)
Years to maturity:
   One or less                                  $        -       $        -
   After one through five                           52,155           49,654
   After five through ten                          140,261          135,928
   After ten                                       688,012          649,584
   Asset-backed securities                         131,566          127,556
   Mortgage-backed securities                      351,180          351,563
                                            ----------------------------------

Total                                           $1,363,174       $1,314,285
                                            ==================================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1999 and 1998 were $4.6 billion, which includes $3.4 billion of assets recaptured by General American (see Note 5), and $4.1 billion; gross gains of $6.9 million and $26.5 million, and gross losses of $202.2 million and $26.8 million were realized on those sales, respectively.

At December 31, 1999 and 1998, bonds with an admitted asset value of $5,651,000 and $7,521,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

Unrealized gains and losses on investment in subsidiary are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:

                                                        GROSS         GROSS
                                                      UNREALIZED    UNREALIZED
                                          COST          GAINS         LOSSES        FAIR VALUE
                                    -----------------------------------------------------------
                                                                (IN THOUSANDS)
At December 31, 1999:
   Subsidiary                          $   17,943    $   37,356     $        -     $    55,299
                                    ===========================================================

At December 31, 1998:
   Subsidiary                          $   17,823    $   41,680     $        -     $    59,503
                                    ===========================================================

The Company's mortgage loan portfolio is primarily comprised of agricultural loans. The Company made no new investments in mortgage loans during 1999. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 1999, the Company held no mortgages with interest more than one year past due. During 1999, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

Major categories of the Company's net investment income are summarized as follows:

                                                       YEAR ENDED DECEMBER 31,
                                                       1999              1998
                                                   ----------------------------
                                                           (IN THOUSANDS)
Income:
   Bonds                                            $  229,082      $  299,122
   Preferred stocks                                      5,027           3,226
   Dividend from subsidiary                                  -           2,771
   Mortgage loans                                          850           1,100
   Policy loans                                          7,873           7,544
   Cash and short-term investments                       8,697          15,335
   Other investment income                               2,760           2,091
                                                   ----------------------------
Total investment income                                254,289         331,189

Investment expenses                                     (2,977)         (2,807)
Interest expense on repurchase agreements               (1,014)         (6,913)
                                                   ----------------------------

Net investment income                               $  250,298      $  321,469
                                                   ============================

4. DERIVATIVE INSTRUMENTS

The Company offers equity-indexed products through its separate accounts that meet consumer demand for equity investments with downside protection. In connection with this product the Company has 215 S&P 500 futures contracts outstanding as of December 31, 1999 from the Chicago Mercantile Exchange. The Company acquired the futures through the use of a margin account whereby the Company maintains a minimum cash balance of approximately $10,000 per contract. Should the S&P 500 fall below the level determined at the acquisition date, the Company would be required to add additional cash to the margin account based on the change in the S&P 500's market value. Should the S&P 500 increase from its level at the inception of the contract, cash would be added by the counterparty to the margin account. Unrealized market value gains on the futures recorded in the separate accounts statement of operations to hedge against the Company's obligation to pay equity-indexed returns to policy holders.

                        Integrity Life Insurance Company

4. DERIVATIVE INSTRUMENTS (CONTINUED)

During 1998, the Company entered into total yield swap transactions with two affiliates of the Company, 312 Certificate Company ("312CC") and 212 Certificate Company ("212CC"). 312CC and 212CC were established as special purpose entities to offer privately placed institutional face-amount certificates. These swaps are considered off-balance sheet items.

The swap transactions generally provide that the Company pays an amount that approximates the interest credited to be paid to certificate holders plus outside credit enhancement fees and receives the book income of the 312CC and 212CC investment portfolios, less investment advisory expenses. The Company accounts for the swap activity in its guaranteed separate account. During 1999, the Company recorded approximately $2.3 million and $1.4 million of net investment income from 312CC and 212CC, respectively in its separate account summary of operations.

During 1999, certain events caused the 312CC and 212CC institutional face-amount certificates to be paid prior to their stated maturity dates. At the payment dates, the fair value of the 312CC and 212CC investment portfolios were less than account value, as such, the swap transactions provided that the Company contribute the difference. Accordingly, expense charges of approximately $13.8 million and $23.7 million were recognized to terminate the swap transactions with 312CC and 212CC, respectively. As of December 31, 1999, the company had notes payable outstanding of $7.8 million and $16.4 million for the above described swap transactions for 312CC and 212CC, respectively. Pursuant to the sale of the Company, the $7.8 million note will be reduced to $6.0 million and the $16.4 million note will be reduced to $12 million. The notes accrue interest at a rate based on LIBOR until paid in full.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the financial instruments, but does not expect any counterparties to fail to meet their obligations given their high credit ratings.

5. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment and variable

                        Integrity Life Insurance Company

5. REINSURANCE (CONTINUED)

annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:

                                                      YEAR ENDED DECEMBER 31,
                                                       1999              1998
                                                   ----------------------------
                                                           (IN THOUSANDS)
Direct premiums and amounts assessed
  against policyholders                             $  562,982      $  421,637
Reinsurance assumed                                    271,144       1,474,079
Reinsurance ceded                                     (238,454)        (19,850)
                                                   ----------------------------
Net premiums, annuity considerations and
  deposit-type funds                                $  595,672      $1,875,866
                                                   ============================

In 1999 and 1998, the Company assumed $271.0 million and $1.5 billion, respectively, in funding agreement and GIC deposits through a 50% coinsurance agreement with General American Life Insurance Company.

REINSURANCE AND FUNDING AGREEMENT RECAPTURE

As part of an institutional restructuring, on August 3, 1999, the Company and General American Life Insurance Company ("General American") completed a transaction whereby General American recaptured approximately $3.4 billion of assets and related liabilities (GICs and funding agreements) previously ceded through a reinsurance agreement to the Company (the "Transaction"). The Transaction, which terminated the reinsurance and related agreements, including a marketing partnership agreement, was effective as of July 26, 1999. These assets and related liabilities were part of a joint product development, marketing and reinsurance relationship with General American involving funding agreements and GICs.

                        Integrity Life Insurance Company

5. REINSURANCE (CONTINUED)

As a result of the Transaction, the Company recorded a loss on reinsurance recapture of approximately $146 million during the third quarter of 1999 primarily due to interest rate related decreases in the fair value of investment securities recaptured by General American. Surplus was reduced by approximately $95 million on this transaction as a $51.5 million capital contribution was made by ARM to the Company as part of the Transaction. In addition, the Company recorded a loss and reduction in surplus of approximately $40 million to discharge an institutional liability in its separate accounts. The Company does not intend to pursue additional institutional spread or institutional fee business, nor does the Company have any remaining institutional business outstanding.

6. FEDERAL INCOME TAXES

The Company files a consolidated return with National Integrity. The method of allocation between the companies is based on separate return calculations with current benefit being given for the use of National Integrity's losses and credits in the consolidated return.

Income before income taxes differs from taxable income principally due to value of insurance in force, interest maintenance reserves, and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

7. SURPLUS

The ability of the Company to pay dividends is limited by state insurance laws. Under Ohio insurance laws, the Company may pay dividends, without the approval of the Ohio Director of Insurance, only from earned surplus and those dividends may not exceed (when added to other dividends paid in the proceeding 12 months) the greater of (i) 10% of the Company's statutory capital and surplus as of the preceding December 31, or (ii) the Company's statutory net income for the preceding year. The Company may not pay any dividends during 2000 without prior approval.

Under New York insurance laws, National Integrity may pay dividends to the Company only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution. During 1999, the Company did not receive any dividends from National Integrity.

                        Integrity Life Insurance Company

7. SURPLUS (CONTINUED)

The NAIC's Risk-Based Capital ("RBC") requirements attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula is used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1999 and 1998, the adjusted capital and surplus of the Company is in excess of the minimum level of RBC that would require regulatory response.

8. ANNUITY RESERVES

At December 31, 1999 and 1998, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                            AMOUNT           PERCENT
                                                                       ------------------------------
                                                                        (IN THOUSANDS)
At December 31, 1999:
   Subject to discretionary withdrawal (with adjustment):
     With market value adjustment                                         $  391,598          12.9%
     At book value less surrender charge of 5% or more                       444,529          14.7
     At market value                                                       1,116,396          36.8
                                                                       ------------------------------
   Total with adjustment or at market value                                1,952,523          64.4
   Subject to discretionary withdrawal (without adjustment)
     at book value with minimal or no charge or adjustment                   449,887          14.8
   Not subject to discretionary withdrawal                                   629,132          20.8
                                                                       ------------------------------
   Total annuity reserves and deposit fund liabilities (before
     reinsurance)                                                          3,031,542         100.0%
                                                                                        =============
   Less reinsurance ceded                                                    (35,631)
                                                                       --------------
Net annuity reserves and deposit fund liabilities                         $2,995,911
                                                                       ==============

                        Integrity Life Insurance Company

8. ANNUITY RESERVES (CONTINUED)

                                                                           AMOUNT          PERCENT
                                                                       ----------------------------
                                                                       (IN THOUSANDS)
At December 31, 1998:
   Subject to discretionary withdrawal (with adjustment):
     With market value adjustment                                       $  404,623           6.0%
     At book value less surrender charge of 5% or more                     215,430           3.2
     At market value                                                     1,019,880          15.1
                                                                       ---------------------------
   Total with adjustment or at market value                              1,639,933          24.3
   Subject to discretionary withdrawal (without adjustment)
     at book value with minimal or no charge or adjustment               4,500,408          66.7
   Not subject to discretionary withdrawal                                 607,460           9.0
                                                                       ---------------------------
   Total annuity reserves and deposit fund liabilities (before
     reinsurance)                                                        6,747,801         100.0%
                                                                                        ==========
   Less reinsurance ceded                                                  (28,045)
                                                                       ------------
Net annuity reserves and deposit fund liabilities                       $6,719,756
                                                                       ============

                        Integrity Life Insurance Company

9. SEPARATE ACCOUNTS

The Company's guaranteed separate accounts include indexed products (i.e., equity-indexed annuities and an institutional funding agreement) and non-indexed products and options (i.e., guaranteed rate options and systematic transfer options). The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company's variable annuity products. The Company's equity-indexed annuities provide participation in the S&P 500 Price Index.

The Company's nonguaranteed separate accounts primarily include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative. Assets held in separate accounts are carried at estimated fair values. Information regarding the separate accounts of the Company as of and for the year ended December 31, 1999 is as follows:


                                             SEPARATE ACCOUNTS WITH
                                                   GUARANTEES
                                           -----------------------------
                                                            NONINDEXED     NONGUARANTEED
                                                            GUARANTEED       SEPARATE
                                              INDEXED      MORE THAN 4%      ACCOUNTS          TOTAL
                                           -------------------------------------------------------------
                                                                     (IN THOUSANDS)
Premiums, deposits and other
   considerations                           $     9,177     $   84,662     $   142,145     $   235,984
                                           =============================================================

Reserves for separate accounts with
   assets at fair value                     $   107,197     $  364,996     $ 1,150,849     $ 1,623,042
                                           =============================================================

Reserves for separate accounts by
  withdrawal characteristics:
     Subject to discretionary
       withdrawal (with adjustment):
         With market adjustment             $    58,373    $   333,225     $         -     $   391,598
         At book value without
           market value adjustment
           and with current surrender
           charge of 5% or more                       -         31,771               -          31,771
         At market value                              -              -       1,150,849       1,150,849
                                           -------------------------------------------------------------
     Total with adjustment or at
       market value                              58,373        364,996       1,150,849       1,574,218
     Not subject to discretionary
       withdrawal                                48,824              -               -          48,824
                                           -------------------------------------------------------------
Total separate accounts reserves            $   107,197    $   364,996     $ 1,150,849     $ 1,623,042
                                           =============================================================

                        Integrity Life Insurance Company

9. SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1999 and 1998 is presented below:

                                                                   1999              1998
                                                               -------------------------------
                                                                       (IN THOUSANDS)
Transfers as reported in the Summary of Operations of
    the Separate Accounts Statement:
     Transfers to separate accounts                             $   235,977      $   350,917
     Transfers from separate accounts                              (748,943)        (166,508)
                                                               --------------------------------
Net transfers to separate accounts                                 (512,966)         184,409

Reconciling adjustments:
Policy deductions and other expense reported as other
    revenues                                                          1,637            2,077
                                                               -------------------------------
Transfers as reported in the Summary of Operations of
   the Life, Accident and Health Annual Statement               $  (511,329)     $   186,486
                                                               ===============================

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                        Integrity Life Insurance Company

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                               DECEMBER 31, 1999                  DECEMBER 31, 1998
                                         ---------------------------------------------------------------
                                            CARRYING          FAIR            CARRYING          FAIR
                                             AMOUNT           VALUE            AMOUNT           VALUE
                                         ---------------------------------------------------------------
                                                                       (IN THOUSANDS)
Assets:
   Bonds                                  $1,363,174       $1,171,131        $4,562,340      $4,390,941
   Preferred stocks                           75,828           66,369            32,704          32,643
   Mortgage loans                              8,935            8,935            11,719          11,719
   Cash and short-term investments           177,279          177,279           412,074         412,074

Liabilities:
   Life and annuity reserves for
     investment-type contracts and
     deposit fund liabilities             $1,408,722       $1,397,952        $4,705,091      $4,669,365
   Separate accounts annuity reserves      1,588,589        1,573,192         2,016,056       2,001,161

BONDS AND PREFERRED STOCKS

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

MORTGAGE LOANS AND CASH AND SHORT-TERM INVESTMENTS

The carrying amount of mortgage loans and cash and short-term investments approximates their fair value.

LIFE AND ANNUITY RESERVES FOR INVESTMENT-TYPE CONTRACTS AND DEPOSIT FUND LIABILITIES

The fair value of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of institutional deposits represents the estimated present value of cash flows using current market rates and the duration of the liabilities. The fair value of deposit fund

                        Integrity Life Insurance Company

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

liabilities and the remaining annuity reserves are primarily based on the cash surrender values of the underlying contracts.

SEPARATE ACCOUNTS ANNUITY RESERVES

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

11. RELATED PARTY TRANSACTIONS

Effective January 1, 1995, the Company entered into an Administrative Services and an Investment Services Agreement with ARM. ARM performs certain administrative and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1999 and 1998, the Company was charged $32.5 million and $27.2 million, respectively, for these services in accordance with the requirements of applicable insurance law and regulations. In conjunction with the Closing, such agreements were terminated.

12. CONCENTRATION OF CREDIT RISK

At December 31, 1999, the Company held unrated or less-than-investment grade bonds of $157 million with an aggregate fair value of $117 million. Those holdings amounted to 10% of the Company's investments in bonds and less than 5% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds. These evaluations are considered by the Company.

                        Integrity Life Insurance Company

13. DIRECT PREMIUMS WRITTEN BY MANAGING GENERAL AGENTS/THIRD PARTY
ADMINISTRATORS

     The Company issued business through the following managing general agents in 1999:

                                                                                                              Total
                                                    Exclusive         Type of             Authority          Premiums
        Name and Address                EIN         Contract     Business Written          Granted            Written
--------------------------------------------------------------------------------------------------------------------------
Signature Financial Services
550 Pinetown Rd., Suite 208         ###-##-####        No         Fixed Annuities      Writing premium    $ 79,562,426
Ft. Washington,  PA  19034

Ann Arbor Annuity Exchange
2350 Washtenaw, Suite 8
Ann Arbor, MI  48104                ###-##-####        No         Fixed Annuities      Writing premium      56,774,536

Prideaux Agency Inc.
4930 Lincoln Drive
Edina,  MN  55436                   ###-##-####        No         Fixed Annuities      Writing premium       8,672,723

Consumer Insurance Group
232 F Street
Salida,  CO  81201                  ###-##-####        No         Fixed Annuities      Writing premium       8,308,482

Platinum
111 W Micheltorena St., #300
Santa Barbara,  CA  93101           ###-##-####        No         Fixed Annuities      Writing premium       4,143,218

Sentry Financial Group
10 W Bergen Place                   ###-##-####        No         Fixed Annuities      Writing premium       2,901,395
Red Bank,  NJ  07701


The aggregate remaining premiums written by other managing general agents for 1999 was $2,864,812.

                        Integrity Life Insurance Company

14. SUPERVISION ORDER

On August 20, 1999, the Ohio Department of Insurance issued a Supervision Order with respect to the Company. Under the terms of the Supervision Order, the Company has continued payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions, but must receive written consent from the Ohio Department of Insurance for other payments including dividends to ARM. The Supervision Order also suspended the processing of surrenders of policies except in the cases of approved hardship. On August 31, 1999, the Supervision Order was amended to allow the Company to resume processing surrender requests from its variable life and annuity policyholders. The Supervision Order was automatically extended until March 2, 2000, when it was released upon the close of the Sale of the Company.

15. RECONCILIATION OF ANNUAL STATEMENT TO AUDITED FINANCIAL STATEMENTS

Total admitted assets, net loss and total capital and surplus at December 31, 1999, as reported in the accompanying audited statutory basis financial statements, differ from the amount reported in the 1999 NAIC Annual Statement filed with insurance regulatory authorities as follows:

                                                     TOTAL
                                                    ADMITTED                   CAPITAL AND
                                                     ASSETS       NET LOSS       SURPLUS
                                                   ---------------------------------------
                                                               (IN THOUSANDS)
Balance as of December 31, 1999 as reported
   in the NAIC Annual Statement                   $ 3,543,146   $   190,699   $    84,612
Reduction in federal income tax recoverable            (2,211)        2,211         2,211
                                                  ----------------------------------------
Balance as of December 31, 1999 as reported
   in the accompanying audited financial
   statements                                     $ 3,545,357   $   188,488   $    86,823
                                                  ========================================

                              Financial Statements

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                                DECEMBER 31, 1999
                       WITH REPORT OF INDEPENDENT AUDITORS

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                              Financial Statements


                                December 31, 1999


                                    CONTENTS



Report of Independent Auditors..............................................1

Audited Financial Statements

Statement of Assets and Liabilities ........................................2
Statement of Operations.....................................................4
Statements of Changes in Net Assets.........................................6
Notes to Financial Statements..............................................10

                         Report of Independent Auditors

Contract Holders
Separate Account I of Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account I of Integrity Life Insurance Company (comprising, respectively, the Initial Class Money Market (Grandmaster-TM-), Money Market (IQ Annuity-TM-), High Income, Equity-Income, Growth, Overseas, Investment Grade Bond (Grandmaster-TM-), Investment Grade Bond (IQ Annuity-TM-), Asset Manager, Index 500 (Grandmaster-TM-), Asset Manager: Growth, Contrafund, Growth Opportunities, Balanced, Growth & Income, Service Class Mid Cap (Grandmaster-TM-), Mid Cap (IQ Annuity-TM-), High Income, Equity-Income, Growth, Overseas, Asset Manager, Asset Manager: Growth, Contrafund, Growth Opportunities, Balanced, and Growth & Income Divisions) as of December 31, 1999, the related statement of operations for the year then ended and statements of changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned in Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (collectively the "Fidelity VIP Funds") as of December 31, 1999, by correspondence with the transfer agent of the Fidelity VIP Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account I of Integrity Life Insurance Company at December 31, 1999, and the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.





Louisville, Kentucky                                     /s/ Ernst & Young LLP
April 12, 2000

             Separate Account I of Integrity Life Insurance Company

                      Statement of Assets and Liabilities

                               December 31, 1999

                                                                       INITIAL CLASS SHARES
                                             ------------------------------------------------------------------------
                                                MONEY MARKET       MONEY MARKET                               EQUITY-
                                             (GRANDMASTER-TM-)   (IQ ANNUITY-TM-)       HIGH INCOME           INCOME
                                                 DIVISION           DIVISION             DIVISION            DIVISION
                                             ------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)           $ 54,839,927        $ 6,679,410         $ 43,849,754        $ 97,981,536

Receivable from (payable to) the general
    account of Integrity                             11,868               (593)              11,018              (8,246)
                                            ---------------------------------------------------------------------------
NET ASSETS                                     $ 54,851,795        $ 6,678,817         $ 43,860,772        $ 97,973,290
                                            ===========================================================================
UNIT VALUE                                     $      16.89        $     10.20         $      17.40        $      40.25
                                            ===========================================================================
UNITS OUTSTANDING                                 3,247,590            654,786            2,520,734           2,434,119
                                            ===========================================================================


                                                                       INITIAL CLASS SHARES
                                             ----------------------------------------------------------------------------
                                                                                        INVESTMENT         INVESTMENT
                                                                                        GRADE BOND         GRADE BOND
                                                 GROWTH             OVERSEAS         (GRANDMASTER-TM-)   (IQ ANNUITY-TM-)
                                                DIVISION            DIVISION             DIVISION          DIVISION
                                             ----------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)            134,920,635        $41,096,592         $ 21,116,755        $     91,012

Receivable from (payable to) the general
    account of Integrity                              5,040              3,695               (4,276)                  7
                                            ---------------------------------------------------------------------------

NET ASSETS                                     $134,925,675        $41,100,287         $ 21,112,479        $     91,019
                                            ===========================================================================
UNIT VALUE                                          $ 77.23        $     30.97         $      20.89        $       9.99
                                            ===========================================================================
UNITS OUTSTANDING                                 1,747,063          1,327,100            1,010,650               9,111
                                            ===========================================================================

                                                                     INITIAL CLASS SHARES
                                             ------------------------------------------------------------------------
                                                                                                             ASSET
                                               ASSET                INDEX 500           INDEX 500            MANAGER
                                              MANAGER            (GRANDMASTER-TM-)   (IQ ANNUITY-TM-)        GROWTH
                                              DIVISION               DIVISION            DIVISION            DIVISION
                                             ------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)           $ 55,237,440        $83,603,661         $    896,828        $ 14,883,082

Receivable from (payable to) the general
    account of Integrity                             (5,483)            10,967                  124              (1,253)
                                            ---------------------------------------------------------------------------
NET ASSETS                                     $ 55,231,957        $83,614,628         $    896,952        $ 14,881,829
                                            ===========================================================================
UNIT VALUE                                          $ 32.05        $     33.89         $      11.32        $      23.16
                                            ===========================================================================
UNITS OUTSTANDING                                 1,723,306          2,467,236               79,236             642,566
                                            ===========================================================================

                                                                         INITIAL CLASS SHARES
                                             ------------------------------------------------------------------------
                                                                      GROWTH                                GROWTH &
                                                 CONTRAFUND        OPPORTUNITIES        BALANCED            INCOME
                                                 DIVISION             DIVISION          DIVISION           DIVISION
                                             ------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)           $ 87,913,506        $15,699,810         $  4,970,594        $ 24,626,950

Receivable from (payable to) the general
    account of Integrity                              3,107             (3,660)                  68              (3,293)
                                            ---------------------------------------------------------------------------
NET ASSETS                                     $ 87,916,613        $15,696,150         $  4,970,662        $ 24,623,657
                                            ===========================================================================
UNIT VALUE                                     $      31.09        $     15.04         $      13.56        $      16.67
                                            ===========================================================================
UNITS OUTSTANDING                                 2,827,810          1,043,627              366,568           1,477,124
                                            ===========================================================================


                                                   SERVICE CLASS SHARES
                                            ---------------------------------------
                                                  MID CAP             MID CAP
                                             (GRANDMASTER-TM-)   (IQ ANNUITY-TM-)
                                                DIVISION            DIVISION
                                            ---------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)           $    132,753        $    30,956

Receivable from (payable to) the general
    account of Integrity                                (14)                 3
                                             -----------------------------------
NET ASSETS                                     $    132,739        $    30,959
                                             ===================================
UNIT VALUE                                     $      13.11        $     13.79
                                             ===================================
UNITS OUTSTANDING                                    10,125              2,245
                                             ===================================

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                               December 31, 1999

                                                                      SERVICE CLASS SHARES
                                             -------------------------------------------------------------------------
                                                                     EQUITY
                                                HIGH INCOME          INCOME                GROWTH           OVERSEAS
                                                 DIVISION           DIVISION              DIVISION          DIVISION
                                             -------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)           $    263,678        $   558,719        $     838,048        $   372,452

Receivable from (payable to) the general
    account of Integrity                                132               (247)                 277                111
                                             -------------------------------------------------------------------------
NET ASSETS                                     $    263,810        $   558,472        $     838,325        $   372,563
                                             =========================================================================
UNIT VALUE                                     $      10.00        $      9.74        $       12.75        $     13.66
                                             =========================================================================
UNITS OUTSTANDING                                    26,381             57,338               65,751             27,274
                                             =========================================================================


                                                                      SERVICE CLASS SHARES
                                             -------------------------------------------------------------------------
                                                                       ASSET
                                                  ASSET               MANAGER:                                  GROWTH
                                                 MANAGER               GROWTH            CONTRAFUND         OPPORTUNITIES
                                                 DIVISION             DIVISION            DIVISION            DIVISION
                                             -------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)           $    966,246        $    68,114        $     563,114        $    344,446

Receivable from (payable to) the general
    account of Integrity                               (288)                30                  180                 134
                                             ---------------------------------------------------------------------------
NET ASSETS                                     $    965,958        $    68,144        $     563,294        $    344,580
                                             ===========================================================================
UNIT VALUE                                     $      10.39        $     10.45        $       11.69        $      10.00
                                             ===========================================================================
UNITS OUTSTANDING                                    92,970              6,521               48,186              34,458
                                             ===========================================================================

                                                       SERVICE CLASS SHARES
                                             ---------------------------------------------------------
                                                                    GROWTH &
                                                  BALANCED           INCOME
                                                 DIVISION           DIVISION               TOTAL
                                             ---------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
    (aggregate cost of $583,356,982)           $    430,795        $   776,435        $668,962,589

Receivable from (payable to) the general
    account of Integrity                                 75                 57              22,844
                                             -----------------------------------------------------
NET ASSETS                                     $    430,870        $   776,492        $668,985,433
                                             =====================================================
UNIT VALUE                                     $      10.08        $     10.54
                                             =================================
UNITS OUTSTANDING                                    42,745             73,671
                                             =================================

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                            Statement of Operations

                          Year Ended December 31, 1999

                                                                INITIAL CLASS SHARES
                                                    ---------------------------------------------------
                                                       MONEY MARKET       MONEY MARKET
                                                    (GRANDMASTER-TM-)   (IQ ANNUITY-TM-)   HIGH INCOME
                                                        DIVISION            DIVISION (1)    DIVISION
                                                    ---------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $ 2,905,357         $    86,189       $4,916,893
EXPENSES
   Mortality and expense risk and
    administrative charges                                780,513              23,912          598,618
                                                    ---------------------------------------------------
Net investment income (loss)                            2,124,844              62,277        4,318,275

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                            -                   -       (1,271,083)
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                                     18                   -          (12,812)
       End of period                                           37                 (18)       1,192,825
                                                    ---------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                           19                 (18)       1,205,637
                                                    ---------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                              19                 (18)         (65,446)
                                                    ---------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $ 2,124,863         $    62,259       $4,252,829
                                                    ==================================================


                                                                   INITIAL CLASS SHARES
                                                    ---------------------------------------------------
                                                        EQUITY-
                                                        INCOME               GROWTH          OVERSEAS
                                                        DIVISION            DIVISION         DIVISION
                                                    ---------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $ 6,164,420         $12,847,052       $ 1,559,458
EXPENSES
   Mortality and expense risk and
    administrative charges                              1,668,144           1,649,935           520,022
                                                    ---------------------------------------------------
Net investment income (loss)                            4,496,276          11,197,117         1,039,436

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                   11,931,143          13,237,102         4,046,708
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                             22,145,621          22,738,024         1,188,625
       End of period                                   11,418,044          34,354,711         9,369,463
                                                    ---------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                  (10,727,577)         11,616,687         8,180,838
                                                    ---------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                       1,203,566          24,853,789        12,227,546
                                                    ---------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $ 5,699,842         $36,050,906       $13,266,982
                                                    ===================================================


                                                                  INITIAL CLASS SHARES
                                                    ---------------------------------------------------
                                                       INVESTMENT    INVESTMENT GRADE
                                                      GRADE BOND          BOND            ASSET
                                                   (GRANDMASTER-TM-) (IQ ANNUITY-TM-)     MANAGER
                                                       DIVISION        DIVISION (2)       DIVISION
                                                    ---------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $ 1,334,121         $         -       $5,336,891
EXPENSES
   Mortality and expense risk and
    administrative charges                                332,705                 471          931,099
                                                    ---------------------------------------------------
Net investment income (loss)                            1,001,416                (471)       4,405,792

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                      (86,789)                 44        5,415,250
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                                746,542                   -       10,891,110
       End of period                                     (756,411)                464        6,529,077
                                                    ---------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                   (1,502,953)                464       (4,362,033)
                                                    ---------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                      (1,589,742)                508        1,053,217
                                                    ---------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $  (588,326)        $        37       $5,459,009
                                                    ===================================================

                                                                   INITIAL CLASS SHARES
                                                    ---------------------------------------------------
                                                                                              ASSET
                                                        INDEX 500           INDEX 500         MANAGER:
                                                    (GRANDMASTER-TM-)   (IQ ANNUITY-TM-)      GROWTH
                                                        DIVISION           DIVISION (2)      DIVISION
                                                    ---------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $ 1,300,999         $         -       $  977,133
EXPENSES
   Mortality and expense risk and
    administrative charges                              1,185,909               5,149          210,084
                                                    ---------------------------------------------------
Net investment income (loss)                              115,090              (5,149)         767,049

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                   12,538,937               2,579          882,504
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                             16,445,939                   -        1,819,433
       End of period                                   18,158,659              84,084        2,105,947
                                                    ---------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                    1,712,720              84,084          286,514
                                                    ---------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                      14,251,657              86,663        1,169,018
                                                    ---------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $14,366,747         $    81,514       $1,936,067
                                                    ===================================================

                                                                   INITIAL CLASS SHARES
                                                    ---------------------------------------------------------------------
                                                                             GROWTH                          GROWTH &
                                                       CONTRAFUND         OPPORTUNITIES      BALANCED        INCOME
                                                        DIVISION             DIVISION        DIVISION       DIVISION
                                                    ---------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $ 3,344,703         $   498,801        $ 201,890    $   417,462
EXPENSES
   Mortality and expense risk and
    administrative charges                              1,176,089             235,080           67,756        350,414
                                                    ---------------------------------------------------------------------
Net investment income (loss)                            2,168,614             263,721          134,134         67,048

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                    9,737,249             982,789           96,383      1,874,881
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                             18,005,189           2,083,100          312,289      3,175,916
       End of period                                   23,098,523           1,246,534          207,197      3,025,579
                                                    ---------------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                    5,093,334            (836,566)        (105,092)      (150,337)
                                                    ---------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                      14,830,583             146,223           (8,709)     1,724,544
                                                    ---------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $16,999,197         $   409,944       $  125,425    $ 1,791,592
                                                    =====================================================================


                                                            SERVICE CLASS SHARES
                                                   -------------------------------------
                                                         MID CAP          MID CAP
                                                     (GRANDMASTER-TM-) (IQ ANNUITY-TM-)
                                                       DIVISION (5)      DIVISION (5)
                                                   -------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds        $       505        $     222
EXPENSES
   Mortality and expense risk and
    administrative charges                                     147              133
                                                   ---------------------------------
Net investment income (loss)                                   358               89

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                            19               67
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                                       -                -
       End of period                                        15,388            7,188
                                                   ---------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                        15,388            7,188
                                                   ---------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                           15,407            7,255
                                                   ---------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     $    15,765        $   7,344
                                                   =================================


(1) For the period June 21, 1999 (commencement of operations) to December 31,
1999
(2) For the period June 2, 1999 (commencement of operations) to December 31,
1999

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                          Year Ended December 31, 1999

                                                                     SERVICE CLASS SHARES
                                                      ---------------------------------------------------
                                                                            EQUITY-
                                                      HIGH INCOME           INCOME             GROWTH
                                                      DIVISION (1)       DIVISION (1)        DIVISION (1)
                                                      ---------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $         -         $          -       $        -

EXPENSES
   Mortality and expense risk and
    administrative charges                                  1,571                3,559            4,449
                                                      -------------------------------------------------
Net investment income (loss)                               (1,571)              (3,559)          (4,449)

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                         (178)              (1,949)          22,418
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                                      -                    -                -
       End of period                                        2,812              (12,844)         149,950
                                                      -------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                        2,812              (12,844)         149,950
                                                      -------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                           2,634              (14,793)         172,368
                                                     --------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $     1,063         $    (18,352)      $  167,919
                                                      =================================================


                                                                   SERVICE CLASS SHARES
                                                      ---------------------------------------------------
                                                                                               ASSET
                                                                             ASSET             MANAGER:
                                                       OVERSEAS             MANAGER            GROWTH
                                                      DIVISION (1)         DIVISION (2)      DIVISION (3)
                                                      ---------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $         -         $          -       $       -

EXPENSES
   Mortality and expense risk and
    administrative charges                                 20,907                5,076             356
                                                      -------------------------------------------------
Net investment income (loss)                              (20,907)              (5,076)            (356)

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                    1,376,575                   67              (76)
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                                      -                    -               -
       End of period                                        5,304               69,135           5,614
                                                      -------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                        5,304               69,135           5,614
                                                      -------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                       1,381,879               69,202           5,538
                                                      -------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $ 1,360,972         $     64,126       $   5,182
                                                      =================================================


                                                                    SERVICE CLASS SHARES
                                                      ---------------------------------------------------
                                                                            GROWTH
                                                      CONTRAFUND         OPPORTUNITIES        BALANCED
                                                     DIVISION (1)         DIVISION (4)      DIVISION (5)
                                                      ---------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $         -         $          -       $       -

EXPENSES
   Mortality and expense risk and
    administrative charges                                  2,881                1,573            2,139
                                                      -------------------------------------------------
Net investment income (loss)                               (2,881)              (1,573)          (2,139)

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                          543                 (655)          (1,544)
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                                      -                    -               -
       End of period                                       67,567                6,698           9,810
                                                      -------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                       67,567                6,698           9,810
                                                      -------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                          68,110                6,043           8,266
                                                      -------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $    65,229         $      4,470       $   6,127
                                                      =================================================


                                                            SERVICE CLASS SHARES
                                                      ---------------------------------
                                                        GROWTH &
                                                        INCOME
                                                      DIVISION (6)           TOTAL
                                                      ---------------------------------
INVESTMENT INCOME
   Reinvested dividends from Fidelity VIP Funds       $         -         $ 41,892,096

EXPENSES
   Mortality and expense risk and
    administrative charges                                  3,476            9,782,167
                                                      --------------------------------
Net investment income (loss)                               (3,476)          32,109,929

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                          598           60,783,582
    Net unrealized appreciation (depreciation)
      of investments:
       Beginning of period                                      -           99,538,994
       End of period                                       34,929          110,396,266
                                                      --------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                       34,929           10,857,272
                                                      --------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                          35,527           71,640,854
                                                      --------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $ 32,051         $103,750,783
                                                      ================================


(1) For the period June 2, 1999 (commencement of operations) to
    December 31, 1999
(2) For the period July 7, 1999 (commencement of operations) to
    December 31, 1999
(3) For the period July 13, 1999 (commencement of operations) to
    December 31, 1999
(4) For the period June 10, 1999 (commencement of operations) to
    December 31, 1999
(5) For the period June 15, 1999 (commencement of operations) to
    December 31, 1999
(6) For the period June 3, 1999 (commencement of operations) to
    December 31, 1999

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1999

                                                                        INITIAL CLASS SHARES
                                                      --------------------------------------------------------------
                                                            MONEY            MONEY
                                                           MARKET            MARKET                        EQUITY
                                                      (GRANDMASTER-TM-) (IQ ANNUITY-TM-)  HIGH INCOME     INCOME
                                                          DIVISION         DIVISION (1)     DIVISION      DIVISION
                                                      --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                         $ 2,124,844          $ 62,277   $ 4,318,275    $ 4,496,276
    Net realized gain (loss) on sales of investments               -                 -    (1,271,083)    11,931,143
    Change in net unrealized appreciation/depreciation
      during the period                                           19               (18)    1,205,637    (10,727,577)
                                                      --------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                              2,124,863            62,259     4,252,829      5,699,842
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                  3,817,318           740,151       911,552      5,029,460
      Contract terminations and benefits                 (27,672,383)         (102,099)   (7,516,166)   (28,852,976)
      Net transfers among investment options              24,636,392         5,978,506    (7,467,907)   (14,313,419)
                                                      --------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    from contract related transactions                       781,327         6,616,558   (14,072,521)   (38,136,935)
                                                      --------------------------------------------------------------
Increase (decrease) in net assets                          2,906,190         6,678,817    (9,819,692)   (32,437,093)
Net assets, beginning of year                             51,945,605                 -    53,680,464    130,410,383
                                                      --------------------------------------------------------------
Net assets, end of year                                 $ 54,851,795       $ 6,678,817   $43,860,772   $ 97,973,290
                                                      ==============================================================
UNIT TRANSACTIONS
    Contributions                                            231,566            73,710        53,299        124,423
    Terminations and benefits                             (1,662,717)          (10,117)     (439,141)      (723,939)
    Net transfers                                          1,487,979           591,193      (386,704)      (365,124)
                                                      --------------------------------------------------------------
Net increase (decrease) in units                              56,828           654,786      (772,546)      (964,640)
                                                      ==============================================================
                                                                        INITIAL CLASS SHARES
                                                      -------------------------------------------------------------
                                                                                       INVESTMENT      INVESTMENT
                                                                                       GRADE BOND      GRADE BOND
                                                           GROWTH        OVERSEAS   (GRANDMASTER-TM-)(IQ ANNUITY-TM-)
                                                           DIVISION       DIVISION      DIVISION       DIVISION (2)
                                                      -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                         $ 11,197,117   $ 1,039,436   $ 1,001,416       $ (471)
    Net realized gain (loss) on sales of investments       13,237,102     4,046,708       (86,789)          44
    Change in net unrealized appreciation/depreciation
      during the period                                    11,616,687     8,180,838    (1,502,953)         464
                                                      ------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                              36,050,906    13,266,982      (588,326)          37
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                   6,385,976       864,570       724,033       75,171
      Contract terminations and benefits                  (31,409,934)   (8,992,259)   (7,683,893)      (6,507)
      Net transfers among investment options               13,268,851    (3,952,006)    2,214,288       22,318
                                                      ------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    from contract related transactions                    (11,755,107)  (12,079,695)   (4,745,572)      90,982
                                                      ------------------------------------------------------------
Increase (decrease) in net assets                          24,295,799     1,187,287    (5,333,898)      91,019
Net assets, beginning of year                             110,629,876    39,913,000    26,446,377            -
                                                      ------------------------------------------------------------
NET ASSETS, END OF YEAR                                 $ 134,925,675  $ 41,100,287  $ 21,112,479     $ 91,019
                                                      ============================================================
UNIT TRANSACTIONS
    Contributions                                             102,072        37,101        34,485        7,522
    Terminations and benefits                                (482,926)     (358,045)     (365,953)        (651)
    Net transfers                                             185,679      (165,359)      106,306        2,240
                                                      ------------------------------------------------------------
Net increase (decrease) in units                             (195,175)     (486,303)     (225,162)       9,111
                                                      ============================================================

                                                                           INITIAL CLASS SHARES
                                                         ------------------------------------------------------------
                                                                                                            ASSET
                                                               ASSET        INDEX 500       INDEX 500      MANAGER:
                                                              MANAGER   (GRANDMASTER-TM-)(IQ ANNUITY-TM-)   GROWTH
                                                              DIVISION       DIVISION       DIVISION (2)   DIVISION
                                                         ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)
    Net realized gain (loss) on sales of investments        $ 4,405,792      $ 115,090     $ (5,149)       $ 767,049
    Change in net unrealized appreciation/depreciation        5,415,250     12,538,937        2,579          882,504
      during the period
                                                             (4,362,033)     1,712,720       84,084          286,514
Net increase (decrease) in net assets                    ------------------------------------------------------------
    resulting from operations
                                                              5,459,009     14,366,747       81,514        1,936,067
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                     1,485,962      9,070,887       680,029         590,779
      Contract terminations and benefits                    (22,411,183)   (17,251,494)      (45,987)     (2,113,413)
      Net transfers among investment options                 (1,103,590)      (215,231)      181,396        (727,400)
                                                         ------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    from contract related transactions                      (22,028,811)    (8,395,838)      815,438      (2,250,034)
                                                         ------------------------------------------------------------
Increase (decrease) in net assets                           (16,569,802)     5,970,909       896,952        (313,967)
Net assets, beginning of year                                71,801,759     77,643,719             -      15,195,796
                                                         ------------------------------------------------------------
NET ASSETS, END OF YEAR                                    $ 55,231,957   $ 83,614,628     $ 896,952    $ 14,881,829
                                                         ============================================================
UNIT TRANSACTIONS
    Contributions                                                49,612        300,118        68,021          28,066
    Terminations and benefits                                  (745,494)      (562,267)       (6,172)        (98,430)
    Net transfers                                               (35,573)         5,044        17,387         (33,059)
                                                         ------------------------------------------------------------
Net increase (decrease) in units                               (731,455)      (257,105)       79,236        (103,423)
                                                         ============================================================

                                                                               INITIAL CLASS SHARES
                                                         ---------------------------------------------------------------

                                                                                 GROWTH                        GROWTH &
                                                              CONTRAFUND      OPPORTUNITIES     BALANCED        INCOME
                                                               DIVISION         DIVISION        DIVISION       DIVISION
                                                         ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)
    Net realized gain (loss) on sales of investments         $ 2,168,614       $ 263,721       $ 134,134       $ 67,048
    Change in net unrealized appreciation/depreciation         9,737,249         982,789          96,383      1,874,881
      during the period
                                                               5,093,334        (836,566)       (105,092)      (150,337)
Net increase (decrease) in net assets                    ---------------------------------------------------------------
    resulting from operations
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT               16,999,197         409,944         125,425      1,791,592
    RELATED TRANSACTIONS
      Contributions from contract holders
      Contract terminations and benefits                       6,273,981       2,225,557         579,550      3,110,890
      Net transfers among investment options                 (16,827,289)     (2,461,455)       (686,420)    (3,664,816)
                                                                 693,494        (474,384)      1,000,953      1,119,311
Net increase (decrease) in net assets                    ---------------------------------------------------------------
    from contract related transactions
                                                              (9,859,814)       (710,282)        894,083        565,385
INCREASE (DECREASE) IN NET ASSETS                        ---------------------------------------------------------------
Net assets, beginning of year                                  7,139,383        (300,338)      1,019,508      2,356,977
                                                              80,777,230      15,996,488       3,951,154     22,266,680
NET ASSETS, END OF YEAR                                  ---------------------------------------------------------------
                                                            $ 87,916,613    $ 15,696,150     $ 4,970,662    $24,623,657
UNIT TRANSACTIONS                                        ===============================================================
    Contributions
    Terminations and benefits                                    233,414         150,604          43,079        196,235
    Net transfers                                               (616,596)       (168,324)        (51,747)      (229,616)
                                                                  25,770         (32,804)         74,768         72,089
Net increase (decrease) in units                         ---------------------------------------------------------------
                                                                (357,412)        (50,524)         66,100         38,708
                                                         ===============================================================

                                                                  SERVICE CLASS SHARES
                                                         -------------------------------------
                                                                  MID CAP         MID CAP
                                                           (GRANDMASTER -TM-) (IQ ANNUITY -TM-)
                                                               DIVISION (5)      DIVISION (5)
                                                         -------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)
    Net realized gain (loss) on sales of investments             $ 358              $ 89
    Change in net unrealized appreciation/depreciation              19                67
      during the period
                                                                15,388             7,188
Net increase (decrease) in net assets                    -------------------------------------
    resulting from operations
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT                 15,765             7,344
    RELATED TRANSACTIONS
      Contributions from contract holders
      Contract terminations and benefits                            15            20,739
      Net transfers among investment options                         -              (967)
                                                               116,959             3,843
NET INCREASE (DECREASE) IN NET ASSETS                    -------------------------------------
    from contract related transactions
                                                               116,974            23,615
Increase (decrease) in net assets                        -------------------------------------
Net assets, beginning of year                                  132,739            30,959
                                                                     -                 -
NET ASSETS, END OF YEAR                                  -------------------------------------
                                                             $ 132,739          $ 30,959
UNIT TRANSACTIONS                                        =====================================
    Contributions
    Terminations and benefits                                        1             1,995
    Net transfers                                                    -               (92)
                                                                10,124               342
Net increase (decrease) in units                         -------------------------------------
                                                                10,125             2,245
                                                         =====================================


(1) For the period June 21, 1999 (commencement of operations) to December 31,
1999
(2) For the period June 2, 1999 (commencement of operations) to December 31,
1999

             Separate Account I of Integrity Life Insurance Company

                          Year Ended December 31, 1999


                                                                      SERVICE CLASS SHARES
                                                            ------------------------------------------
                                                                              EQUITY-
                                                             HIGH INCOME       INCOME         GROWTH
                                                              DIVISION (1)    DIVISION (1)  DIVISION (1)
                                                            ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                              $ (1,571)       $ (3,559)      $ (4,449)
    Net realized gain (loss) on sales of investments              (178)         (1,949)        22,418
    Change in net unrealized appreciation/depreciation
      during the period                                          2,812         (12,844)       149,950
                                                            ------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                    1,063         (18,352)       167,919
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                      216,707         539,735        616,550
      Contract terminations and benefits                        (3,608)        (19,343)      (187,691)
      Net transfers among investment options                    49,648          56,432        241,547
                                                            ------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    from contract related transactions                         262,747         576,824        670,406
                                                            ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                              263,810         558,472        838,325
Net assets, beginning of year                                        -               -              -
                                                            ------------------------------------------
NET ASSETS, END OF YEAR                                      $ 263,810       $ 558,472      $ 838,325
                                                            ==========================================
Unit transactions
    Contributions                                               21,691          54,274         58,617
    Terminations and benefits                                     (366)         (2,816)       (15,819)
    Net transfers                                                5,056           5,880         22,953
                                                            ------------------------------------------
Net increase (decrease) in units                                26,381          57,338         65,751
                                                            ==========================================

                                                                      SERVICE CLASS SHARES
                                                            ---------------------------------------
                                                                                        ASSET
                                                                     OVERSEAS          MANAGER
                                                                     DIVISION (1)     DIVISION (2)
                                                            ---------------------------------------
Increase (decrease) in net assets from operations
    Net investment income (loss)                                     $ (20,907)       $ (5,076)
    Net realized gain (loss) on sales of investments                 1,376,575              67
    Change in net unrealized appreciation/depreciation
      during the period                                                  5,304          69,135
                                                            ---------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                        1,360,972          64,126

Increase (decrease) in net assets from contract
    related transactions
      Contributions from contract holders                            5,276,593         765,251
      Contract terminations and benefits                                (6,020)           (450)
      Net transfers among investment options                        (6,258,982)        137,031
                                                            ---------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                                (988,409)        901,832
                                                            ---------------------------------------
Increase (decrease) in net assets                                      372,563         965,958
Net assets, beginning of year                                                -               -
                                                            ---------------------------------------
Net assets, end of year                                              $ 372,563       $ 965,958
                                                            =======================================
Unit transactions
    Contributions                                                      498,928          78,554
    Terminations and benefits                                             (486)            (45)
    Net transfers                                                     (471,168)         14,461
                                                            ---------------------------------------
Net increase (decrease) in units                                        27,274          92,970
                                                            =======================================

                                                                                     SERVICE CLASS SHARES
                                                            ---------------------------------------------------------------------
                                                                      ASSET
                                                                      MANAGER:                       GROWTH
                                                                      GROWTH       CONTRAFUND     OPPORTUNITIES      BALANCED
                                                                    DIVISION (3)  DIVISION (1)     DIVISION (4)    DIVISION (5)
                                                            ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                     $ (356)       $ (2,881)       $ (1,573)       $ (2,139)
    Net realized gain (loss) on sales of investments                    (76)            543            (655)         (1,544)
    Change in net unrealized appreciation/depreciation
      during the period                                               5,614          67,567           6,698           9,810
                                                            ----------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                         5,182          65,229           4,470           6,127
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                            49,298         374,717         182,696         326,101
      Contract terminations and benefits                                  -         (32,594)         (9,656)        (33,953)
      Net transfers among investment options                         13,664         155,942         167,070         132,595
                                                            ----------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                               62,962         498,065         340,110         424,743
                                                            ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    68,144         563,294         344,580         430,870
Net assets, beginning of year                                             -               -               -               -
                                                            ----------------------------------------------------------------
NET ASSETS, END OF YEAR                                            $ 68,144       $ 563,294       $ 344,580       $ 430,870
                                                            ================================================================
UNIT TRANSACTIONS
    Contributions                                                     5,085          36,538          18,335          32,815
    Terminations and benefits                                             -          (3,129)           (992)         (3,530)
    Net transfers                                                     1,436          14,777          17,115          13,460
                                                            ----------------------------------------------------------------
Net increase (decrease) in units                                      6,521          48,186          34,458          42,745
                                                            ================================================================
                                                                  SERVICE CLASS SHARES
                                                            --------------------------------
                                                                   GROWTH &
                                                                   INCOME
                                                                 DIVISION (6)    TOTAL
                                                            --------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                  $ (3,476)   $  32,109,929
    Net realized gain (loss) on sales of investments                   598       60,783,582
    Change in net unrealized appreciation/depreciation
      during the period                                             34,929       10,857,272
                                                           ---------------------------------
Net increase (decrease) in net assets
    resulting from operations                                       32,051      103,750,783
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                          605,331       51,539,599
      Contract terminations and benefits                            (9,360)    (178,001,916)
      Net transfers among investment options                       148,470       15,825,791
                                                           ---------------------------------
Net increase (decrease) in net assets
    from contract related transactions                             744,441     (110,636,526)
                                                           ---------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  776,492       (6,885,743)
Net assets, beginning of year                                            -      700,658,531
                                                           ---------------------------------
NET ASSETS, END OF YEAR                                          $ 776,492    $ 693,772,788
                                                           =================================
UNIT TRANSACTIONS
    Contributions                                                   59,803
    Terminations and benefits                                       (1,011)
    Net transfers                                                   14,879
                                                           ----------------
Net increase (decrease) in units                                    73,671
                                                           ================


(1) For the period June 2, 1999 (commencement of operations) to December 31,
1999
(2) For the period July 7, 1999 (commencement of operations) to December 31,
1999
(3) For the period July 13, 1999 (commencement of operations) to December 31,
1999
(4) For the period June 10, 1999 (commencement of operations) to December 31,
1999
(5) For the period June 15, 1999 (commencement of operations) to December 31,
1999
(6) For the period June 3, 1999 (commencement of operations) to December 31,
1999

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1998


                                                               MONEY                             EQUITY-
                                                               MARKET         HIGH INCOME        INCOME           GROWTH
                                                              DIVISION         DIVISION         DIVISION         DIVISION
                                                         -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                             $ 1,708,783     $ 6,077,369       $ 6,104,940     $ 10,530,591
    Net realized gain (loss) on sales of investments                   -      (2,935,271)        7,734,921        9,584,088
    Change in net unrealized appreciation/depreciation
      during the period                                                2      (4,139,551)       (2,417,469)      10,671,604
                                                         -------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                  1,708,785        (997,453)       11,422,392       30,786,283

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                      6,820,438       7,712,118        13,317,643        5,126,080
      Contract terminations and benefits                      (7,202,303)     (5,434,572)      (10,388,872)      (7,372,947)
      Net transfers among investment options                  14,673,226        (408,422)       (6,346,700)      (1,799,165)
                                                         -------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                        14,291,361       1,869,124        (3,417,929)      (4,046,032)
                                                         -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                             16,000,146         871,671         8,004,463       26,740,251
Net assets, beginning of year                                 35,945,459      52,808,793       122,405,920       83,889,625
                                                         -------------------------------------------------------------------
NET ASSETS, END OF YEAR                                     $ 51,945,605     $53,680,464     $ 130,410,383    $ 110,629,876
                                                         ===================================================================
UNIT TRANSACTIONS
    Contributions                                                428,066         442,610           361,197          108,613
    Terminations and benefits                                   (463,989)       (315,672)         (284,764)        (156,864)
    Net transfers                                                928,382         108,508          (190,039)         (36,320)
                                                         -------------------------------------------------------------------
Net increase (decrease) in units                                 892,459         235,446          (113,606)         (84,571)
                                                         ===================================================================


                                                                                INVESTMENT       ASSET
                                                                OVERSEAS        GRADE BOND      MANAGER
                                                                DIVISION         DIVISION       DIVISION
                                                         -------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                             $ 2,452,485        $ 649,238     $ 7,719,996
    Net realized gain (loss) on sales of investments           2,306,106          991,906       2,690,737
    Change in net unrealized appreciation/depreciation
      during the period                                         (653,363)        (125,383)     (1,377,877)
                                                         -------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                  4,105,228        1,515,761       9,032,856

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                      2,478,365        1,816,248       3,645,976
      Contract terminations and benefits                      (3,671,420)      (2,241,407)     (7,847,820)
      Net transfers among investment options                  (3,899,502)       8,728,296      (2,274,789)
                                                         -------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                        (5,092,557)       8,303,137      (6,476,633)
                                                         -------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                               (987,329)       9,818,898       2,556,223
Net assets, beginning of year                                 40,900,329       16,627,479      69,245,536
                                                         -------------------------------------------------
NET ASSETS, END OF YEAR                                     $ 39,913,000     $ 26,446,377    $ 71,801,759
                                                         =================================================
UNIT TRANSACTIONS
    Contributions                                                113,240           88,240         135,739
    Terminations and benefits                                   (169,692)        (109,343)       (287,885)
    Net transfers                                               (196,862)         422,621         (80,153)
                                                         -------------------------------------------------
Net increase (decrease) in units                                (253,314)         401,518        (232,299)
                                                         =================================================

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                          Year Ended December 31, 1998



                                                                                  ASSET
                                                                                  MANAGER:                              GROWTH
                                                                  INDEX 500       GROWTH          CONTRAFUND         OPPORTUNITIES
                                                                  DIVISION       DIVISION          DIVISION            DIVISION
                                                            --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                               $ 1,103,543     $ 1,241,173       $ 2,311,332          $ 184,053
    Net realized gain (loss) on sales of investments             4,749,457         742,938         4,541,199            404,631
    Change in net unrealized appreciation/depreciation
      during the period                                          8,599,375           2,449         9,669,661          1,767,710
                                                            --------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                   14,452,375       1,986,560        16,522,192          2,356,394
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                       17,005,436       1,633,701        10,028,589          5,240,215
      Contract terminations and benefits                        (3,561,323)       (655,361)       (4,498,873)          (450,989)
      Net transfers among investment options                     4,082,027          18,548         3,684,663          3,396,860
                                                            --------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                          17,526,140         996,888         9,214,379          8,186,086
                                                            --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                               31,978,515       2,983,448        25,736,571         10,542,480
Net assets, beginning of year                                   45,665,204      12,212,348        55,040,659          5,454,008
                                                            --------------------------------------------------------------------
NET ASSETS, END OF YEAR                                       $ 77,643,719    $ 15,195,796      $ 80,777,230       $ 15,996,488
                                                            ====================================================================
UNIT TRANSACTIONS
    Contributions                                                  678,848          88,384           460,454            404,468
    Terminations and benefits                                     (144,074)        (35,109)         (205,879)           (35,136)
    Net transfers                                                  160,904          (2,750)          148,005            266,499
                                                            --------------------------------------------------------------------
Net increase (decrease) in units                                   695,678          50,525           402,580            635,831
                                                            ====================================================================


                                                                                  GROWTH &
                                                                  BALANCED         INCOME
                                                                  DIVISION        DIVISION         TOTAL
                                                            ------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                  $ 71,776      $ (138,971)    $ 40,016,308
    Net realized gain (loss) on sales of investments                69,364         544,038       31,424,114
    Change in net unrealized appreciation/depreciation
      during the period                                            265,314       2,980,189       25,242,661
                                                            ------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                      406,454       3,385,256       96,683,083
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                        1,348,464       7,724,587       83,897,860
      Contract terminations and benefits                          (264,441)       (689,902)     (54,280,230)
      Net transfers among investment options                     1,050,149       6,846,653       27,751,844
                                                            ------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                           2,134,172      13,881,338       57,369,474
                                                            ------------------------------------------------
Increase (decrease) in net assets                                2,540,626      17,266,594      154,052,557
Net assets, beginning of year                                    1,410,528       5,000,086      546,605,974
                                                            ------------------------------------------------
NET ASSETS, END OF YEAR                                        $ 3,951,154     $22,266,680    $ 700,658,531
                                                            ================================================
UNIT TRANSACTIONS
    Contributions                                                  111,678         574,277
    Terminations and benefits                                      (20,972)        (51,837)
    Net transfers                                                   85,267         503,087
                                                            -------------------------------
Net increase (decrease) in units                                   175,973       1,025,527
                                                            ===============================

SEE ACCOMPANYING NOTES.

             Separate Account I of Integrity Life Insurance Company

                       Statement of Assets and Liabilities

                                December 31, 1999

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                          Notes to Financial Statements

                                December 31, 1999

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

Integrity Life Insurance Company ("Integrity") established Separate Account I (the "Separate Account") on May 19, 1986, for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Separate Account are part of Integrity.

During 1999, Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). Effective March 3, 2000, Integrity and its wholly owned subsidiary, National Integrity Life Insurance Company ("National"), were acquired by the Western and Southern Life Insurance Company ("W&S.") (See Note 4 of Notes to Financial Statements.)

Contract holders may allocate or transfer their account values to one or more of the Separate Account's investment divisions, or for certain contract holders, to a guaranteed interest division provided by Integrity, or both. Certain contract holders may also allocate or transfer a portion or all of their account values to one or more fixed guaranteed rate options of Integrity's Separate Account GPO. Certain contract holders may also allocate new contributions to a Systematic Transfer Option ("STO") which accumulates interest at a fixed rate. All STO contributions must be transferred to other investment divisions or to a guaranteed rate option within one year of the contribution.

The Separate Account investment divisions are invested in shares of corresponding investment portfolios of the Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (collectively the "Fidelity VIP Funds"). The Fidelity VIP Funds are "series" type mutual funds managed by Fidelity Management and Research Company ("Fidelity Management"). The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has fourteen investment divisions available, each with corresponding initial class shares and service class shares. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the operative portfolios of the Fidelity VIP Funds at December 31, 1999 for this Separate Account.

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

MONEY MARKET PORTFOLIO seeks to earn as high a level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

HIGH INCOME PORTFOLIO seeks a high current income while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

EQUITY-INCOME PORTFOLIO seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities compromising S&P 500. It normally invests at least 65% of the Portfolio's assets in income-producing equity securities.

GROWTH PORTFOLIO seeks capital appreciation. It invests in companies that are believed to have above-average growth potential. These companies tend to have higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities for a strong industry or market position. The stocks of these companies are often called "growth" stocks.

OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.

INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S.
dollar-denominated investment-grade bonds.

ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.

INDEX 500 PORTFOLIO seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ASSET MANAGER: GROWTH PORTFOLIO is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds and short-term money market instruments. The Portfolio has a neutral mix, which represents the way the fund's investments will generally be allocated over the long term. The approximate neutral mix for stocks, bonds and short-term instruments is 70%, 25% and 5%, respectively.

CONTRAFUND PORTFOLIO seeks long-term capital appreciation by investing assets primarily in common stocks. The Portfolio invests assets in securities of companies whose value may not fully be recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth by investing primarily in common stocks. The Portfolio has the ability to purchase other types of securities, including bonds which may be lower-quality debt securities.

BALANCED PORTFOLIO seeks both income and growth of capital by investing approximately 65% of assets in stocks and other equity securities, and the remainder in bonds and other debt securities including lower-quality debt securities, when its outlook is neutral.

GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation by investing mainly in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. Investments may also include bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

MID CAP PORTFOLIO invests primarily in common stocks with at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of Integrity.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS

Investments in shares of the Fidelity VIP Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of shares of the Fidelity VIP Funds are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Fidelity VIP Fund portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

TAXES

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during 1999 and the cost of shares held at December 31, 1999 for each division were as follows:

                      DIVISION                             PURCHASES             SALES              COST
-----------------------------------------------------------------------------------------------------------------
INITIAL CLASS:
   Money Market (Grandmaster-TM-)                           $ 176,812,526      $ 173,883,903       $ 54,839,890
   Money Market (IQ Annuity -TM-)                             161,318,964        154,639,536          6,679,428
   High Income                                                104,301,298        114,042,760         42,656,929
   Equity-Income                                               13,529,515         47,171,222         86,563,492
   Growth                                                      51,656,767         52,196,376        100,565,924
   Overseas                                                    34,331,979         45,382,719         31,727,129
   Investment Grade Bond (Grandmaster-TM-)                      9,761,670         13,503,713         21,873,166
   Investment Grade Bond (IQ Annuity-TM-)                          99,132              8,628             90,548
   Asset Manager                                               14,475,074         32,066,535         48,708,363
   Index 500 (Grandmaster-TM-)                                 23,684,705         31,969,497         65,445,002
   Index 500 (IQ Annuity-TM-)                                     891,734             81,569            812,744
   Asset Manager: Growth                                        2,771,358          4,258,859         12,777,135
   Contrafund                                                  19,605,781         27,417,925         64,814,983
   Growth Opportunities                                         5,962,714          6,407,082         14,453,276
   Balanced                                                     2,615,717          1,538,167          4,763,397
   Growth & Income                                              9,526,441          8,829,222         21,601,371
SERVICE CLASS:
   Mid Cap (Grandmaster-TM-)                                      117,478                132            117,365
   Mid Cap (IQ Annuity-TM-)                                        24,777              1,076             23,768
   High Income                                                    275,278             14,234            260,866
   Equity-Income                                                  603,668             30,156            571,563
   Growth                                                         854,399            188,719            688,098
   Overseas                                                   164,517,941        165,527,368            367,148
   Asset Manager                                                  905,270              8,226            897,111
   Asset Manager: Growth                                           63,777              1,201             62,500
   Contrafund                                                     546,418             51,414            495,547
   Growth Opportunities                                           363,397             24,994            337,748
   Balanced                                                       472,645             50,116            420,985
   Growth & Income                                                764,712             23,804            741,506
                                                                                             ------------------
                                                                                                  $ 583,356,982
                                                                                             ------------------
                                                                                             ------------------

                               Separate Account I
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



3. EXPENSES

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate. There are two contracts currently offered by the Separate Account: GrandMaster III ("Grandmaster") and IQ the SmartAnnuity ("IQ"). Grandmaster has a deferred sales load charge and lower mortality and expense annual rate. IQ has no sales load charges on its contracts and carries a higher mortality and expense annual rate. Grandmaster charges 1.20% and 0.15% and IQ charges 1.30% and 0.15% for mortality and expense risks and administrative expenses, respectively. For all contracts, an annual charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

4. EVENTS RELATING TO INTEGRITY AND ARM

On July 29, 1999, ARM announced that it was restructuring its institutional business (the Company had no institutional business) and positioning its retail business and technology operations for the sale of ARM or its businesses or its assets. Following the July 29, 1999 announcement, the ratings of ARM and Integrity were significantly lowered several times by four major rating agencies, materially and adversely affecting Integrity's ability to market retail products and adversely affecting the persistency of its existing business during the remainder of 1999.

On December 17, 1999 ARM entered into a Purchase Agreement (the "Purchase Agreement") with W&S whereby W&S agreed to acquire Integrity and National Integrity. On March 3, 2000, W&S and ARM closed the transaction contemplated by the Purchase Agreement. The Company has been assigned a AAA (Extremely Strong) rating for financial strength by Standard & Poor's, AAA (Highest) for claims paying ability from Duff & Phelps' and A (Excellent) for financial strength from A.M. Best. It is expected that Moody's will assign similar ratings to National Integrity.

W&S is part of the Western-Southern Enterprise, a financial services group which also includes Western-Southern Life Assurance Company, Columbus Life Insurance Company, Touchstone Advisors, Inc., Fort Washington Investment Advisors, Inc., Todd Investment Advisors, Inc., Countrywide Financial Services, Capital Analysts Incorporated and Eagle Realty Group, Inc. Assets owned or under management by the group exceed $20 billion. Western and Southern is rated A++ (Superior) by A.M. Best, AAA (Highest) by Duff & Phelps, AAA (Extremely Strong) by Standard & Poor's, and Aa2 (Excellent) by Moody's.

                                     PART C

                                OTHER INFORMATION


ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(a)         FINANCIAL STATEMENTS INCLUDED IN PART A:

            Part 1 - Condensed Financial Information for the Portfolios

            FINANCIAL STATEMENTS INCLUDED IN PART B:

            SEPARATE ACCOUNT I:

            Report of Independent Auditors
            Statement of Assets and Liabilities as of December 31, 1999 Statement of Operations for the Year Ended December 31, 1999 Statements of Changes in Net Assets for the Years Ended December 31,
             1999 and 1998
            Notes to Financial Statements

            INTEGRITY LIFE INSURANCE COMPANY:

            Report of Independent Auditors
            Balance Sheets (Statutory Basis) as of December 31, 1999 and 1998 Statements of Income (Statutory Basis) for the Years Ended December 31, 1999 and 1998 Statements of Changes in Capital and Surplus (Statutory Basis) for the Years Ended December 31, 1999 and 1998 Statements of Cash Flows (Statutory Basis) for the Years Ended December 31, 1999 and 1998 Notes to Financial Statements (Statutory Basis)

(b)         EXHIBITS:

            The following exhibits are filed herewith:

            1. Resolutions of the Board of Directors of Integrity Life Insurance Company (INTEGRITY) authorizing the establishment of Separate Account I, the Registrant. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-8903), filed on September 19, 1986.

            2.       Not applicable.

            3.(a) Form of Selling/General Agent Agreement between Integrity and broker dealers. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8903), filed on February 28, 1992.

            3.(b) Form of Variable Contract Principal Underwriter Agreement with Touchstone Securities, Inc. ("Touchstone Securities").

            4.(a) Form of trust agreement. Incorporated by reference from Registrant's Form N-4 registration statement (File
                     No. 33-51268), filed on August 24, 1992.

            4.(b) Form of group variable annuity contract. Incorporated by reference from pre-effective amendment no. 1 to Registrant's Form N-4 registration statement (File
                     No. 33-51268), filed on November 9, 1992.

            4.(c) Form of variable annuity certificate. Incorporated by reference from Registrant's Form S-1 registration statement (File No. 33-51270), filed on August 24, 1992.

            4.(d) Forms of riders to certificate for qualified plans. Incorporated by reference from pre-effective amendment no. 1 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on November 9, 1992.

            4.(e) Form of individual variable annuity contract. Incorporated by reference to pre-effective amendment no. 1 to Registrant's Form S-1 registration statement (File
                     No. 33-51270), filed on November 10, 1992.

            4.(f) Form of rider for use in certain states eliminating the Guarantee Period Options. Incorporated by reference to Registrant's Form N-4 registration statement filed on December 31, 1992.

            4.(g) Alternate form of variable annuity contract for use in certain states. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

            5. Form of application. Incorporated by reference to Form N-4 registration statement (File No. 33-56658), filed on December 31, 1992.

            6.(a) Certificate of Incorporation of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-56654), filed on April 28, 1995.

            6.(b) By-Laws of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-56654), filed on April 28, 1995.

            7. Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

            8.(a) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation ("FDC") and Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File
                     No. 33-8903), filed on February 28, 1992.

            8.(b) Participation Agreement Among Variable Insurance Products Fund II, FDC and Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8903), filed on February 28, 1992.

            8.(c) Amendment No. 1 to Participation Agreements Among Variable Insurance Products Fund, Variable Insurance Products Fund II, FDC, and Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File
                     No. 33-56654), filed on May 1, 1996.

            8.(d) Participation Agreement Among Variable Insurance Products Fund III, FDC and Integrity, dated February 1, 1997. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on May 1, 1997.

            9. Opinion and Consent of Kevin L. Howard. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1997.

            10.      Consents of Ernst & Young LLP.

            11.      Not applicable.

            12.      Not applicable.

            13. Schedule for computation of performance quotations. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.


ITEM 25.   DIRECTORS AND OFFICERS OF THE DEPOSITOR

            Set forth below is information regarding the directors and principal officers of Integrity, the Depositor.

DIRECTORS:

Name and Principal Business Address                     Position and Offices with Depositor
-----------------------------------                     -----------------------------------
John F. Barrett                                         Director
400 Broadway, Cincinnati, Ohio 45202

Dennis L. Carr*                                         Director, Executive Vice President & Chief Actuary

John R. Lindholm*                                       Director and President

Robert L. Walker                                        Director
400 Broadway, Cincinnati, Ohio 45202

William J. Williams                                     Director
400 Broadway, Cincinnati, Ohio 45202

Donald J. Wuebbling                                     Director
400 Broadway, Cincinnati, Ohio 45202


SELECTED OFFICERS

Name and Principal Business Address                     Position and Offices with Depositor
-----------------------------------                     -----------------------------------
John R. Lindholm*                                       Director and President

Dennis L. Carr*                                         Executive Vice President & Chief Actuary

James G. Kaiser                                         Executive Vice President
333 Ludlow Street, Stamford, Connecticut 06902

Don W. Cummings*                                        Senior Vice President & Chief Financial Officer

William F. Ledwin                                       Senior Vice President & Chief Investment Officer
400 Broadway, Cincinnati, Ohio 45202

William H. Guth*                                        Senior Vice President

Edward J. Haines*                                       Senior Vice President

Kevin L. Howard*                                        Senior Vice President

William J. Hrabik*                                      Senior Vice President

Jill Keinsley*                                          Senior Vice President

Scott Vincini                                           Senior Vice President, National Sales Manager
333 Ludlow Street, Stamford, Connecticut  06902

James J. Vance                                          Vice President & Treasurer
400 Broadway, Cincinnati, Ohio 45202


                                       3

Joseph F. Vap*                                          Director, Financial Operations

Edward J. Babbitt                                       Secretary
400 Broadway, Cincinnati, Ohio 45202

* Principal Business Address:  515 West Market Street, Louisville,
  Kentucky  40202


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH INTEGRITY OR REGISTRANT

The Western and Southern Life Insurance Company ("WSLIC"); Ohio corporation


        Western-Southern Life Assurance Company ("WSLAC"); Ohio corporation;
                100% owned by WSLIC


                CourtyardNursing Care, Inc.; Ohio corporation; 100% owned by
                         WSLAC; ownership and operation of real estate.


                IFS Financial Services, Inc. ("IFS"); Ohio corporation; 100%
                         owned by WSLAC; development and marketing of financial products for distribution through financial institutions.


                         IFS Systems, Inc.; Delaware corporation; 100% owned by
                                    IFS; development, marketing and support of software systems.


                         IFS Insurance Agency, Inc.; Ohio corporation; 99% owned
                                    by IFS, 1% owned by William F. Ledwin;
                                    general insurance agency.


                         Touchstone Securities, Inc.; Nebraska corporation; 100%
                                    owned by IFS; securities broker-dealer.


                         Touchstone Advisors, Inc.; Ohio corporation; 100% owned
                                    by IFS; registered investment adviser.


                         IFS Agency Services, Inc.; Pennsylvania corporation;
                                    100% owned by IFS; general insurance agency.


                         IFS Agency, Inc.; Texas corporation; 100% owned by an
                                    individual; general insurance agency.


                         IFS General Agency, Inc.; Pennsylvania corporation;
                                    100% owned by William F. Ledwin; general insurance agency.


        Integrity Life Insurance Company; Ohio corporation; 100% owned by WSLIC.


                National Integrity Life Insurance Company; New York corporation;
                         100% owned by Integrity Life Insurance Company.


        Seasons Congregate Living, Inc.; Ohio corporation; 100% owned by WSLIC;
                ownership and operation of real estate.


        Latitudes at the Moors, Inc.; Florida corporation; 100% owned by WSLIC;
                ownership and operation of real estate.


        WestAd Inc.; Ohio corporation; 100% owned by WSLIC, general advertising, book-selling and publishing.


        Fort Washington Investment Advisors, Inc.; Ohio corporation; 100% owned by WSLIC; registered investment adviser.

                Todd Investment Advisors, Inc.; Kentucky corporation; 100% owned by Fort Washington Investment Advisors, Inc.; registered investment adviser.


                Countrywide Financial Services, Inc.; Ohio corporation; 100%
                         owned by Fort Washington Investment Advisors, Inc.


                         CountrywideInvestments, Inc.; Ohio corporation; 100%
                                    owned by Countrywide Financial Services,
                                    Inc.; registered investment advisor and
                                    broker dealer.


                         CW Fund Distributors, Inc.; Ohio corporation; 100%
                                    owned by Countrywide Finacial Services,
                                    Inc.; registered broker dealer


                         CountrywideFund Services, Inc.; Ohio corporation; 100%
                                    owned by Countrywide Financial Services,
                                    Inc.


                Columbus Life Insurance Company; Ohio corporation; 100% owned by
                         WSLIC; insurance.


                Colmain Properties, Inc.; Ohio corporation; 100% owned by
                         Columbus Life Insurance Company; acquiring, owning, managing, leasing, selling real estate.


                         Colpick, Inc.; Ohio corporation; 100% owned by Colmain
                                    Properties, Inc.; acquiring, owning,
                                    managing, leasing and selling real estate.


                CAI Holding Company, Inc.; Ohio corporation; 100% owned by
                         Columbus Life Insurance Company; holding company.


                         Capital Analysts Incorporated; Delaware corporation;
                                      100% owned by CAI Holding Company;
                                      securities broker-dealer and registered
                                      investment advisor.


                         Capital Analysts Agency, Inc.; Ohio corporation; 99%
                                      owned by Capital Analysts Incorporated,
                                      1% owned by William F. Ledwin; general
                                      insurance agency.


                         Capital Analysts Agency, Inc.; Texas corporation; 100%
                                      owned by an individual who is a resident of Texas, but under contractual association with Capital Analysts Incorporated; general insurance agency.


                         Capital Analysts Insurance Agency, Inc.; Massachusetts
                                      corporation; 100% owned by Capital
                                      Analysts Incorporated; general insurance agency.


                CLIC Company I; Delaware corporation; 100% owned by Columbus
                         Life Insurance Company; holding company.


                CLIC Company II; Delaware corporation; 100% owned by Columbus
                         Life Insurance Company; holding company.


        Eagle Properties, Inc.; Ohio corporation; 100% owned by WSLIC;
                ownership, development and management of real estate.


                Seasons Management Company; Ohio corporation; 100 % owned by
                         Eagle Properties, Inc.; management of real estate.


                Waslic Company II; Delaware corporation; 100% owned by WSLIC;
                         holding company.


                WestTax, Inc.; Ohio corporation, 100% owned by WSLIC;
                         preparation and electronic filing of tax returns.


                Florida Outlet Marts, Inc.; Florida corporation; 100% owned by
                         WSLIC; ownership and operation of real estate.

        AM Concepts Inc.; Delaware corporation, 100% owned by WSLIC; venture capital investment in companies engaged in alternative marketing of financial products.


        Western-Southern Agency, Inc.; Ohio corporation; 99% owned by WSLIC; 1% owned by William F. Ledwin; general insurance agency.


        Western-Southern Agency Services, Inc.; Pennsylvania corporation; 100% owned by WSLIC; general insurance agency.


        W-S Agency of Texas, Inc.; Texas corporation; 100% owned by an individual; general insurance agency.

ITEM 27.     NUMBER OF CONTRACT OWNERS

            As of January 31, 1999 there were 8,989 contract owners of Separate Account I of Integrity.

ITEM 28.    INDEMNIFICATION

BY-LAWS OF INTEGRITY.  Integrity's By-Laws provide, in Article V, as follows:

            Section 5.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND INCORPORATORS. To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:

            (a) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, r proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees ,judgements, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

            (b) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:

                    (1) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                    (2) Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.

           (c) To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

           (d) Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article. Such determination shall be made as follows:

                    (1) By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

                    (2) If the quorum described in division (d)(1) of this
                    Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;

                    (3) By the Shareholders; or

                    (4) By the court of common pleas or the court in which such action, suit or proceeding was brought.

                    Any determination made by the disinterested Directors under Article (d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

           (e)(1) Expenses, including attorney's fees, incurred by a Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:

                    (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;

                    (ii) Reasonably cooperate with the Corporation concerning the action, suit or proceeding.

           (2) Expenses, including attorney's fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the Corporation.

           (f) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

           (g) The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a

           Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.



ITEM 29.   PRINCIPAL UNDERWRITERS

(a) Touchstone Securities is the principal underwriter for Separate Account I. Touchstone Securities also serves as an underwriter for the contracts issued under Integrity's Separate Accounts II, VUL and Ten; National Integrity Life Insurance Company's Separate Accounts I, II, and VUL; contracts issued under Western-Southern Life Assurance Company's Separate Accounts 1 and 2; The Legends Fund, Inc.; and for the shares of several series (Funds) of Touchstone Series Trust (formerly Select Advisors Trust A), Touchstone Strategic Trust, Touchstone Investment Trust and Touchstone Tax-Free Trust; each of which is affiliated with the Depositor. Integrity is the Depositor of Separate
Accounts I, II, Ten and VUL.


(b) The names and business addresses of the officers and directors of, and their positions with, Touchstone Securities are as follows:


Name and Principal Business Address       Position and Offices with Touchstone Securities
-----------------------------------       -----------------------------------------------
James N. Clark*                           Director

Jill T. McGruder                          Director, Chief Executive Officer and President
311 Pike Street
Cincinnati, Ohio  45202

Edward S. Heenan*                         Director and Controller

William F. Ledwin*                        Director

Donald J. Wuebbling*                      Director

Richard K. Taulbee*                       Vice President

Robert F. Morand*                         Secretary

Patricia Wilson                           Chief Compliance Officer
311 Pike Street
Cincinnati, Ohio  45202


*Principal Business Address: 400 Broadway, Cincinnati, Ohio 45202

(c)        Not applicable.


ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

           The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Integrity at 515 West Market Street, Louisville, Kentucky 40202.

ITEM 31.    MANAGEMENT SERVICES

There are currently no management-related services provided to the Registrant.

ITEM 32.   UNDERTAKINGS

The Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Integrity represents that the aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Integrity.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all of the requirements for effectiveness of this post-effective amendment to their Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Louisville and State of Kentucky on this 26th day of April, 2000.

                              SEPARATE ACCOUNT I OF
                        INTEGRITY LIFE INSURANCE COMPANY
                                  (Registrant)

                      By: Integrity Life Insurance Company
                                   (Depositor)



                             By:/s/ John R. Lindholm
                                John R. Lindholm
                                    President



                        INTEGRITY LIFE INSURANCE COMPANY
                                   (Depositor)



                            By: /s/ John R. Lindholm
                                John R. Lindholm
                                    President

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Louisville and State of Kentucky on this 26th day of April, 2000.

                        INTEGRITY LIFE INSURANCE COMPANY
                                   (Depositor)


                            By: /s/ John R. Lindholm
                                John R. Lindholm
                                    President

As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


PRINCIPAL EXECUTIVE OFFICER:   /s/ John R. Lindholm
                               John R. Lindholm, President
                               Date: 4/26/2000


PRINCIPAL FINANCIAL OFFICER:   /s/ Don W. Cummings
                               Don Cummings, Senior Vice President and
                               Chief Financial Officer
                               Date: 4/26/2000


PRINCIPAL ACCOUNTING OFFICER:  /s/ Joseph F. Vap
                               Joseph F. Vap, Director, Financial Operations
                               Date: 4/26/2000

DIRECTORS:

/s/ John F. Barrett                                /s/ William J. Williams
John F. Barrett                                    William J. Williams
Date: 4/26/2000                                    Date: 4/26/2000


/s/ Dennis L. Carr                                 /s/ Donald J. Wuebbling
Dennis L. Carr                                     Donald J. Wuebbling
Date: 4/26/2000                                    Date: 4/26/2000


/s/ John R. Lindholm
John R. Lindholm
Date: 4/26/2000


/s/ Robert L. Walker
Robert L. Walker
Date: 4/26/2000

                                  EXHIBIT INDEX
EXHIBIT NUMBER
3.(b) Form of Variable Contract Principal Underwriter Agreement with Touchstone Securities, Inc.

10.     Consents of Ernst & Young LLP.









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